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                                                                  Exhibit 10.53

                                SUPPLY AGREEMENT

                          FOR INSTANT LOTTERY COMPUTER

                               MANAGEMENT SYSTEM

                                PROJECT FORTUNA




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                                SUPPLY AGREEMENT

                          FOR INSTANT LOTTERY COMPUTER

                               MANAGEMENT SYSTEM

                                    BETWEEN:

LA FRANCAISE DES JEUX,
Societe Anonyme dEconomie Mixte, with a registered capital of 500,000,000 Francs, registered at the Register of Commerce and Companies under number B 315 065 292, the registered office of which is located at 5 rue Beffroy, 92200 Neuilly-sur-Seine, and represented by its President (President Directeur General), Mr. Bertrand de GALLE,

(hereafter referred to as TDY)

AND:

SCIENTIFIC GAMES INC. An American corporation registered at the Companies Register in the state of Delaware, USA, the registered office of which is located at 1500, Bluegrass Lake Parkway, Alpharetta, GA, USA 30004, and represented by its Vice President International Sales & Marketing, Mr. Bruce H. Longhurst,

(hereafter referred to as "SGI")




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                               TABLE OF CONTENTS

1.    DEFINED TERMS AND REFERENCE ................................................................................7
      1.1 DEFINITIONS ............................................................................................7
      1.2 INTERPRETATION .........................................................................................8
2.    PURPOSE ....................................................................................................8
3.    TRAINING ..................................................................................................10
      3.1 TRAINING WITH RESPECT TO THE PARAMETERIZATION OF THE SYSTEM ...........................................10
      3.2 TRAINING WITH RESPECT TO THE OPERATION OF THE SYSTEM ..................................................10
4.    SERVICES ASSOCIATED WITH THE SUPPLY OF THE SYSTEM .........................................................11
5.    FUNCTIONAL INTEGRITY AND LEGAL UNITY OF THE SYSTEM ........................................................11
6.    SGI'S APPOINTMENT AS PROJECT MANAGER (MAITRE D'OEUVRE) ....................................................12
7.    OBLIGATIONS OF FDJ ........................................................................................12
8.    THE REPRESENTATIVES OF THE PARTIES ........................................................................13
9.    PROGRESS COMMITTEE ........................................................................................13
      9.1 DUTIES..................................................................................................0
      9.2 MEETINGS AND REPORTS ..................................................................................14
10.   AUDITS ....................................................................................................14

11.   MODIFICATIONS TO THE SPECIFICATIONS OF THE SYSTEM .........................................................15

12.   GENERAL SCHEDULE FOR DELIVERY OF THE SYSTEM ...............................................................15
13.   SALE OF HARDWARE ..........................................................................................15
14.   SET-UP AND ENVIRONMENT ....................................................................................16
15.   TRANSPORT .................................................................................................16
16.   DELIVERY ..................................................................................................16
17.   INSTALLATION ..............................................................................................16
18.   EFFECTIVE DATE OF AGREEMENT ...............................................................................17
19.   PRICE AND CURRENCY ........................................................................................17
      19.1 PRICE ................................................................................................17
      19.2 CURRENCY .............................................................................................17
20.   INVOICES ..................................................................................................17
21.   PERFORMANCE BOND ..........................................................................................18
22.   TRANSFER OF TITLE AND RISK ................................................................................18
23.   LICENSE FOR THE USE OF THE SOFTWARE .......................................................................18
      23.1  OWNERSHIP OF THE SOFTWARE ...........................................................................18

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
      23.2  EXTENT OF USAGE RIGHTS ..............................................................................19
      23.3  DELIVERY AND INSTALLATION............................................................................20
      23.4  INTEROPERABILITY.....................................................................................21
      23.5  TERM OF GRANT OF USE RIGHTS .........................................................................21
 24.  USE OF SOURCE CODE ........................................................................................21
 25.  LATE PENALTIES ............................................................................................22
 26.  CONTINUING FUNCTIONALITY OF THE SYSTEM ....................................................................23
 27.  ACCEPTANCE OF PHASES AND THE SYSTEM .......................................................................24
      27.1 ESTABLISHMENT OF AN ACCEPTANCE PROCEDURE .............................................................24
      27.2 METHOD OF ACCEPTANCE .................................................................................24
      27.3 ACCEPTANCE PROCEDURE .................................................................................25
      27.4 PROVISIONAL ACCEPTANCE ...............................................................................25
      27.5 FINAL ACCEPTANCE .....................................................................................25
      27.6 EVENTS AFFECTING ACCEPTANCE ..........................................................................26
      27.7 PERFORMANCE REQUIREMENTS .............................................................................27
 28.  WARRANTY ..................................................................................................28
      28.1 ORGANIZATION OF RELATIONS BETWEEN FDJ AND SGI FOR THE WARRANTY OF
      HARDWARE AND SOFTWARE RELATING TO THE SYSTEM ..............................................................28
      28.2 WARRANTY IN RESPECT OF HARDWARE ......................................................................29
      28.3 SOFTWARE WARRANTY ....................................................................................
      28.4 PENALTIES ............................................................................................32
      28.5 INFRINGEMENT ........................................................................................ 32

 29.  SOFTWARE MAINTENANCE.......................................................................................33
 30.  HARDWARE MAINTENANCE.......................................................................................33
 31.  LIABILITY..................................................................................................34
      31.1. LIABILITY............................................................................................34
      31.2. LIMITATION OF LIABILITY..............................................................................34
 32.  LIEN - COMPENSATION........................................................................................35
 33.  INSURANCE..................................................................................................35
 34.  PERSONNEL..................................................................................................35
 35.  FORCE MAJEURE..............................................................................................35
 36.  TERMINATION................................................................................................36
      36.1 METHODS OF TERMINATION (RESILIATION OU RESOLUTION)....................................................36
      36.2 TERMINATION FOR DISAGREEMENT WITH REGARD TO THE ACCEPTANCE FORM.......................................36
      36.3 TERMINATION (RESILIATION OU RESOLUTION) FOR FAILURE (ECHEC) WITH RESPECT
           TO AN ACCEPTANCE......................................................................................36
      36.5 FDJ'S RIGHT TO TERMINATION WITHOUT CAUSE..............................................................36
 37.  ASSIGNMENT.................................................................................................37
 38.  SUB-CONTRACTING............................................................................................38
 39.  CONFIDENTIALITY............................................................................................38
 40.  ADMINISTRATIVE MEASURES....................................................................................39




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
 41.  LANGUAGE ..................................................................................................39
 42.  ENTIRE AGREEMENT ..........................................................................................39
 43.  NO WAIVER .................................................................................................39
 44.  AMENDMENT .................................................................................................39
 45.  REFERENCES ................................................................................................40
 46.  INTERPRETATION OF AGREEMENT ...............................................................................40
 47.  INDEPENDENCE OF THE PARTIES ...............................................................................40
 48.  HEADINGS ..................................................................................................40
 49.  GOVERNING LAW AND DISPUTES ................................................................................40
      49.1 GOVERNING LAW ........................................................................................40
      49.2 ARBITRATION ..........................................................................................41
      49.3 CHOICE OF DOMICILE AND JURISDICTION ..................................................................41
      49.4 NOTICE ...............................................................................................41

                                 LIST OF ANNEXES

ANNEX 1       DESCRIPTION OF THE SYSTEM, ITS FUNCTIONALITIES AND INTERFACES
ANNEX 2       SPECIFICATIONS OF SYSTEM HARDWARE
ANNEX 3       LIST OF THE SYSTEM SOFTWARE AND APPLICATIONS
ANNEX 4       DELIVERY SCHEDULE AND MILESTONE DEADLINES
ANNEX 5       SERVICES AND DELIVERABLES OF FDJ
ANNEX 6       SPECIFICATIONS (cahier des charges)
ANNEX 7       PRICE AND PAYMENT SCHEDULE
ANNEX 8       MAINTENANCE
ANNEX 9       PERFORMANCE OBLIGATIONS
ANNEX 10      REPRESENTATIVES OF THE PARTIES AND MEMBERS OF PROGRESS
              COMMITTEE
ANNEX 11      SYSTEM EXPLOITATION OBLIGATIONS OF SGI
ANNEX 12      PERFORMANCE BOND
ANNEX 13      SUB-LICENSES FOR THE USE OF SOFTWARE
ANNEX 14      OPTIONAL GOODS AND SERVICES
ANNEX 15      TELECOMMUNICATION NETWORK
ANNEX 16      SYSTEM DOCUMENTATION
ANNEX 17      [CODIFICATION - BAR CODIFICATION]
ANNEX 18      TICKET PRINTING SPECIFICATIONS
ANNEX 19      SCISCAN TERMINALS SUPPLY AGREEMENT BETWEEN FDJ AND SGI




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PREAMBLE:

WHEREAS, FDJ exploits and commercializes lottery games in France, comprising instant lottery games that are commercialized in the form of tickets (hereafter "Tickets"), whereby the player scratches away a latex-covered zone to determine whether he has won;

WHEREAS, by this agreement the parties intend to computerize the distribution, validation and management of Tickets so as to allow for the control of winning Tickets under optimal security conditions;

WHEREAS, FDJ is responsible for the legal aspects, as well as their implications with respect to the computer systems, concerning the management of instant lottery games operated from an automated system;

WHEREAS, SGI owns certain technology and know-how used for the purpose of validating instant lottery tickets by electronically reading the bar code on the ticket while electronically scanning the latex on the ticket to determine if the proper amount of latex has been removed based on established game parameters (the "SciScan Technology"). SciScan Technology is used in the functionality of certain on-line terminals to perform these validation functions (the "SciScan Terminals"). SciScan Terminals are linked on-line to a central computer system to enable the SciScan Terminals to perform these validation functions.

WHEREAS, SGI's offer is based on a proven design and materials, offering both guaranteed performance and state-of-the-art technology;

WHEREAS, the offer of SGI has been supplemented in order to include certain important specifications of the Cahier des Charges set forth in Annex 6, which was developed by FDJ over several years until such time as FDJ decided to buy from SGI an existing solution taking into account most of FDJ's specifications. Such offer has been studied, accepted and agreed on in order that SGI may accomplish the following:

the supply of hardware and software for a Ticket management computer system which incorporates the SciScan Technology (hereafter the "System "), to be commercialized via FDJ's Agents, and particularly through its sale distribution system of Retailers;

the proper implementation and functioning of such System for FDJ subject to the terms and conditions set forth in this Agreement, it being expressly provided that the assistance in the operation thereof shall be undertaken by SGI during the first year following the acceptance of the Pilot Phase. At the end of the first year, SGI shall take the necessary steps so as to allow FDJ to run the System alone according to its choice in accordance with the user documentation provided by SGI; and the supply of SciScan Terminals to be connected to the System, according to the terms and conditions of Annex 19.




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WHEREAS, with respect to the above, in view of FDJ's responsibility with respect to joint cooperation, advice and final acceptance, the parties have agreed upon the preceding services, taking especially into account SGI's offer, the modifications made to said offer, and the requirements of FDJ.

THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.       DEFINED TERMS AND REFERENCE

1.1      Definitions

For the purposes of this Agreement, except as the context may otherwise require, the following terms shall have the meanings indicated:

Agreement means this agreement including all of its annexes;

Agent means the person, company or other entity, including FDJ, responsible for a certain number of Retailers within a specified region. The Agent is required, in particular, to oversee the supply to the Retailers, to manage outlays of winnings, to maintain the sales network, and to collect certain revenues of Retailers in connection with instant games operations;

DDP is the incoterm "DDP" (Delivered Duty Paid) under the 1990 Incoterms of the ICC;

Faults is defined in Section 28.2;

Milestone Deadline has the meaning given to it in Section 25;

Retailer means the point-of-sale where instant lottery games are commercialized to the public;

Software has the meaning given to it in Section 2;

Phase has the meaning given to it in Section 2;

Evaluation Phase has the meaning given to it in Section 2;

Deployment Phase has the meaning given to it in Section 2;

Pilot Phase has the meaning given to it in Section 2;

PrOo means the entity (GIE) whose principal aim is the undertaking of all studies, inquiries, purchases, services and organization concerning the national lottery for the purposes of improving or increasing the results of such activity;

Chairman means the qualified representative of FDJ in accordance with Article 9;




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SciScan Technology has the meaning given to it in the Preamble; SciScan Terminal has the meaning given to it in the Preamble.

Sub-System has the meaning given to it in Section 2;

System has the meaning given to it in the preamble; Field Tests has the meaning given to it in Section 2; and Ticket has the meaning given to it in the preamble.

1.2      Interpretation

In this Agreement:

a) unless the context requires otherwise, defined terms and references to the singular shall be deemed to include the plural and vice versa;

b)       headings and the use of bold typeface shall be ignored;

c) except as may be expressly stated otherwise, all references to Sections, sub-Sections or annexes shall be references to Sections, sub-Sections and annexes of this Agreement; and

d)       days shall refer to calendar days, unless otherwise provided hereunder.

2.       PURPOSE

SGI shall supply to FDJ a Ticket management computer system, to be commercialized, directly to players or via FDFs Agents, through its sale distribution system of Retailers, subject to and in accordance with the terms and conditions of this Agreement.

The System supplied by SGI shall include sub-systems (hereafter the "Sub-Systems") corresponding to the various phases of performance of this Agreement. The System, its subsystems and the interfaces to the FDJ system are described in Annex 1.

The System and the Sub-Systems shall include the supply of:

         - hardware, the list of specifications of which hardware is set forth in Annex 2 and Annex 19;

         - the System software which includes the SciScan Terminal software (hereafter, the "Software"), the list of which is set forth in Annex 3; and

         - the accompanying services described in Section 4 necessary for the integration and functioning of the System throughout the various stages of implementation of this Agreement.




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The performance of this Agreement shall be carried out with a preliminary phase and four (4) additional phases (each, a "Phase") in accordance with Annex 4.

The Preliminary Phase is intended to demonstrate that the SciScan Terminals can communicate, using the protocol Bet-Net 5.0, with the central site through the
X.25 system.

A first evaluation Phase (hereafter, the "Evaluation Phase") shall be aimed at the verification of performance set forth in Annex 9 and the capacity (volumetrie) of the System and, notably, that the hardware and software architecture of the System shall be such so as to support and deal with all transactions linked to the FDYs distribution network (i.e. Agents and Retailers).

In the event of final acceptance of the Evaluation Phase, a second Phase (hereafter the "Pilot Phase") shall be aimed at the verification in a test environment of the specifications of the System subject to, and in accordance with the specification requirements of the System set forth in Annex 1, including without limitation, the functions, response times, input and output system interface with FDJ systems, duration of batch processing, the proper network functionality with the telecommunication network of FDJ as described in Annex 15 and integration with the FDJ applications with respect to FDJ's internal management, to Agents, to Pr6lo and to accounting.

In the event of the final acceptance of the Pilot Phase, a third Phase shall be implemented for the purposes of carrying out a field test (hereafter the "Field Test") which shall be aimed at the verification, under actual market conditions, of the results of the Pilot Phase.

Finally, in the event of final acceptance of the Field Test, a fourth System deployment Phase shall be carried out (hereafter, the "Deployment Phase").

Deliverables, associated services and acceptance of each phase may commence simultaneously in order to optimize the performance schedule of this Agreement, provided that the parties so agree, which agreement shall not be unreasonably withheld.

Under this Agreement, SGI shall provide assistance in the operation of the System for the duration of the contract guarantee period provided for in Section
28.3 of this Agreement, subject to and in accordance with the terms set forth in Annex 11.

After the first year of assistance in operation of the System by SGI, FDJ can, with three month's notice, request that SGrs operation of the System be renewed for a six-month period which shall be automatically renewed unless otherwise objected to by either party in accordance with Annex 11.

SGI shall supply to FDJ SciScan Terminals under the terms and conditions described in the Supply Agreement set forth in Annex 19 so that the SciScan Terminals are functionally compatible with the System and are delivered according to the schedule of Annex 4.

At the request of FDJ, SGI will provide to FDJ optional services relating to the System and described in Annex 14.




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3.       TRAINING

Under this Agreement, SGI shall provide the following training:

3.1      Training With Respect To The Parameterization Of The System

This training shall consist of training FDJ personnel in order that FDJ can, on an independent basis, parameterize the System in order to implement the instant lottery games that it will commercialize.

SGI shall also train a reasonable number of the persons appointed by FDJ upon the launch of new games.

To this effect, SGI shall communicate to FDJ the information (and the source codes for parameterization of the Software if such source codes are truly necessary) for FDJ to parameterize the System as set forth above.

Training for the parameterization of the System in order to implement the instant lottery games commercialized by FDJ shall consist of training at the central site a reasonable number of persons appointed by FDJ for five (5) days beginning upon final acceptance of the Pilot Phase.

This training must be accompanied by manuals in English and French as well as with a parameterization manual in the English language.

3.2      Training With Respect To The Operation Of The System

This training shall consist of training the FDJ personnel as to the operation of the System beginning from the Field Test and until the expiration of the warranty period set forth in Section 28.

Training with respect to the operation of the System includes training as to the operation of the System as well as training the trainers in charge of the training of the users of the System.

Training for the operation of the System shall consist of training a reasonable number of persons appointed by FDJ at the central site upon the final acceptance of the Pilot Phase, so that these persons may operate the System on an independent basis from the end of the warranty set forth in Section 28. Documentation in French and English shall be provided to these persons during this training session, as well as a manual of operation of the System in English.

Training of the persons in charge of training the users of the System shall consist of (i) training 10 persons for the training of the users dedicated to the computer development of FDJ with respect to input and output communications on the System, and (ii) training 10 persons for the training of the end users of the System (Agents, Retailers, FDJ employees, etc.). This training must be accompanied by a final end user operation manual in the French language.




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4.       SERVICES ASSOCIATED WITH THE SUPPLY OF THE SYSTEM

Under this Agreement, SGI shall:

         a) transport, deliver, install, assemble, enable and conduct tests in respect of the items set forth above;

         b) ensure the assistance in operation of the System during the first year following the final acceptance of the Pilot Phase;

         C) offer ongoing maintenance of the System (including, but not limited to, hardware and Software) and its evolution; and

         d) authorize FDJ to freely use the information relating to ticket codification set forth in Annex 17 and the ticket printing specifications set forth in Annex 18; FDJ may communicate such information to ticket printers, provided that such printers undertake in writing to maintain the confidentiality of such information.

         e) SGI obligates itself to do all that it is possible to assist FDJ to install onto the System, before the beginning of the Pilot Phase, the PATROL of BMC, CFT of SOPRA and/or TOM of STERLING, in accordance with the provisions of Section 1.5 of Annex 3. This assistance shall be free of charge, provided that FDJ carries out the installation for the Software and that they do not impede the proper functioning of the System in accordance with the planning in Annex 4.

         FDJ shall procure the usage licenses directly from the editors.

         During the final acceptance of the System, if SGI has not shown evidence that the Software disturbs the proper functioning of the System, the Software shall be considered to be compatible with the System and thus approved by SGI.

         Consequently, SGI will no longer be able to invoke the presence or the use of the Software as a reason for the non-compliance with SGI's commitments appearing in this Agreement.

5.       FUNCTIONAL INTEGRITY AND LEGAL UNITY OF THE SYSTEM

The computer system as defined above shall constitute a functional whole (unit fonctionnelle) and a whole for legal purposes (unite juridique).

Final acceptance shall apply to the functionality of the entire System with the SciScan Terminals, in accordance with Section 27 of this Agreement.

FDJ would not have entered into this Agreement if SGI had not undertaken, without exclusion, to perform all the services and deliver all the materials provided for herein.




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6.       SGI's APPOINTMENT AS PROJECT MANAGER (Maitre d'Oeuvre)

Under this Agreement, SGI shall be project manager (maitre d'oeuvre) with respect to the operation for the owner (maitre d'ouvrage), FDJ.

In this respect, SGI shall be responsible for the technical direction of the operation, and it shall manage and coordinate the activities of the various persons or entities involved, control the functional assembly of SGI deliverables in connection with the System and the SciScan Terminals, (including the connection of hardware and the installation of the Software but without installation of SciScan Terminals at Retailers, Agents and Pr6lo), and shall assist FDJ in the acceptance of the works that FDJ is required to carry out for the setting-up of its computer site, directly through the service providers of FDYs choice.

In the event that FDJ provides its assistance to SGI with respect to the performance hereof, those FDJ personnel connected with any such project, while remaining under the administrative, legal and hierarchical control of FDJ, shall be placed under the technical direction of SGI.

Taking account of SGI's expertise in its specialization, SGI shall act in a advisory role to FDJ. Without limiting its obligations generally hereunder, it shall, in particular, be obliged to alert FDJ to the use of any hardware, software or technical solutions that it considers to be poorly adapted for FDJ's needs or too onerous.

SGI shall supply the SciScan Terminals in accordance with the provisions of Annex 19, so that such terminals can communicate on-line with the central system in accordance with the conditions set forth in Annex 15, and within a schedule compatible with the timeframes set forth in Annex 4, for no other costs than those expressly provided herein and in Annex 19.

7.       OBLIGATIONS OF FDJ

Such services and deliveries for which FDJ is liable under this Agreement are specified in Annex 5 hereto.

FDJ shall collaborate with SGI for the purpose of the success of the project.

FDJ shall, for such purposes, supply to SGI all possible documents, information and data within its possession or capabilities so as to enable SGI to fully understand FDYs needs and to fully analyze and delineate the parameters of the responsibilities assigned to it.

In addition, FDJ shall monitor the progress of the operation in designating a permanent representative dedicated to SGI, regularly attending the progress committee and in sharing its observations with SGI as a future user and as a good manager of its assets.




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FDJ shall purchase SciScan Terminals from SGI under the conditions of Annex 19, and install such SciScan Terminals.

FDJ shall be liable for the training of the Retailers with respect to the use of the SciScan Terminals.

8.       THE REPRESENTATIVES OF THE PARTIES

The surname and first name of the representative who shall be responsible for the performance of this Agreement on behalf of SGI is set forth in Annex 10. Such representative shall be responsible for the progress of the agreed operations, shall represent SGI, and shall be the authorized representative (correspondant attitre) of SGI at FDJ.

In the absence of a major unforeseen contingency such as departure from the company or illness etc., SGI shall keep the same correspondent for the performance of this Agreement.

In the event of a change in correspondent, SGI shall ensure that such change of personnel does not interrupt the duties incumbent upon it.

SGI shall inform FDJ of any such change as soon as possible and shall communicate to FDJ the surname and first name of the new representative.

FDJ hereby designates its authorized representative (correspondant attitre) with respect to SGI as set forth in Annex 10.

9.       PROGRESS COMMITTEE

A progress committee is hereby created to oversee the operation, the composition of which is set forth in Annex 10 hereto.

Each party shall indicate to the other by separate letter, the surname, first name and position of the person it respectively designates to have a seat on the progress committee.

Such committee shall be presided over by the qualified representative of FDJ (hereafter, the "Chairman"). The parties hereto shall be entitled to invite any person it deems useful to attend any committee meeting.

9.1      Duties

The progress committee shall:




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inform itself of reports provided in respect of activities established by the project manager for each meeting and all information concerning the implementation and functionality of the System;

         -        follow the progress and the quality of various works;

         - for information purposes, collectively examine technical choices made, SGI retaining approval rights over technical performance of the project;

         - inform itself about human resources applied by SGI, in particular, if applicable, in the event of SGI making up for lost time;

         - monitor the proper performance of this Agreement, including, but not limited to the exchange of letters for the purpose of agreeing to specific provisions and the observations of deadlines; and

                  examine, in the first instance, disputes arising out of the performance of this Agreement.

In no event shall the progress committee, by decision, modify any contractual document, an amendment hereto being required for such purposes, or incur any expense for the account of FDJ.

9.2      Meetings And Reports

The Chairman shall convene the committee every month on a fixed date and at any other time he deems necessary; he shall establish an agenda in liaison with the SGI representative.

The Chairman shall prepare draft reports of each meeting, a copy of which he shall provide to the SGI representative as soon as possible. Each draft report shall be submitted for the approval of each of the parties hereto at the following meeting.

A register of definitive reports destined for the Chairman shall be kept under his responsibility. FDJ shall be entitled to consult, make and distribute copies of the same.

10.      AUDITS

FDJ shall have the right to carry out, or to have carried out on its behalf, at its expense and by a professional of its choice bound by confidentiality obligations, an audit of the services provided and of the means of implementation, in particular in the case of lateness or default in deliveries by SGI.

Any such audit shall have been previously brought to the attention of SGI and shall be agreed as to, inter alia, date, duration and purpose, so as to disrupt as little as possible the activities of SGI.

FDJ shall, if it considers it appropriate, communicate the results of such audits to SGI.

Such audits shall be confidential and may only be communicated to the parties hereto or to the arbitration authorities.

MODIFICATIONS TO THE SPECIFICATIONS OF THE SYSTEM

If, at any time during the performance of this Agreement and prior to the final acceptance of the System, FDJ wishes to carry out a functional modification of the specifications of the System, it shall inform SGI in writing thereof, setting forth its request in detail.

Upon the receipt of such request, SGI shall have a period of twenty (20) days in which to respond to FDJ, indicating whether such request is feasible.

If any such request is not feasible, SGI shall give reasons therefor in its response.

If any such request is feasible, SGI shall communicate and provide reasons to FDJ for any additional charges and modifications to schedules linked to such change to the specifications of the System within ten (10) business days.

Upon receipt of SGI's response, FDJ shall have ten (10) days in which to either accept or reject SGI's new offer.

If FDJ accepts SGI's offer, the parties hereto shall sign an amendment to this Agreement, formalizing the implications of any such new offer with respect to this Agreement.

In the event that SGI does not respond within thirty five (35) days following receipt, by way of notification, of a request by FDJ for modifications to the specifications of the System, indicating the deadline to answer, the consequences of failure to respond and making specific reference to Section I I of this Agreement, such request from FDJ shall be deemed accepted by SGI, without modification of the price and/or the performance schedule of the Agreement.

12.      GENERAL SCHEDULE FOR DELIVERY OF THE SYSTEM

The System shall be placed in operation in accordance with the delivery schedule set forth in Annex 4 hereto, indicating the dates provided for the delivery of the various deliverables and the carrying out of the various services.

13.      SALE OF HARDWARE

Subject to and in accordance with the terms and conditions set forth herein, SGI sells to FDJ, who buys the same, the new hardware set forth in Annex 2 hereto.

As provided for hereafter, SGI shall deliver, transport, install, enable and test such hardware.

14.      SET-UP AND ENVIRONMENT

Except as may be specifically agreed with respect to light equipment, prior to the delivery of the hardware, FDJ shall carry out at its expense and under the technical supervision and consultation of SGI, the facility preparation works in accordance with the technical specifications of the hardware to be received.

Prior to commencing such works, the parties hereto shall have established by common agreement, the plans and performance programs.

SGI shall indicate to FDJ the electrical and secured installations to be carried out, connection cables to be installed and work stations to be set up etc.

FDJ shall be responsible for the choice and supply of the communications network to be used with the System. SGI guarantees that the System shall be compatible with the telecommunication network used by FDJ and described in Annex 15.

FDJ will be responsible for the preparation of points of sale at which SciScan Terminals shall be installed.

15.      TRANSPORT

I        Transport shall be carried out in accordance with DDP Incoterm.

16.      DELIVERY

SGI shall deliver the System and its Sub-Systems subject to and in accordance with the schedule and locations set forth in Annex 4 of this Agreement.

Where transportation is carried out by the hardware manufacturers or by a professional transporter, SGI shall be present at the delivery and shall sign the delivery receipt presented to the same and shall specify, where applicable, such reservations that it considers necessary.

17.      INSTALLATION


SGI shall be liable for installation of the System. Notwithstanding the foregoing, FDJ shall be liable for the installation of SciScan Terminals in Retailer outlets and any other location where these terminals shall be used.

Before the delivery, FDJ and SGI shall agree on the date and hour of the installation in accordance with the timeframe set forth in Annex 4.

18.      EFFECTIVE DATE OF AGREEMENT

This Agreement shall take effect as of the date of signature thereof by the parties and delivery to FDJ by SGI of the performance bond indicated in Section 21 and in the form set out in Annex 12 as annexed hereto or in such other form as may be approved by FDJ.

19.      PRICE AND CURRENCY

19.1     Price

IR consideration of the deliveries and services provided for herein, FDJ shall pay to SGI the sum as provided for in Annex 7 of this Agreement in accordance with Delivered Duty Paid (DDP) free of all taxes and duties to FDJ's site at Vitrolles, France.

In the event of contradiction between the Incoterm. DDP and the terms of this Agreement, the parties agree that the terms of this Agreement shall control.

Such sum shall be paid in accordance with the payment schedule set forth in Annex 7 of this Agreement.

I

19.2     Currency

For all purposes and in accordance with the principles of monetary laws, it is hereby acknowledged that amounts payable in French Franc under this Agreement shall be deemed denominated and/or payable in European currency, when the French Franc is no longer the lawful currency or, more generally, is replaced by the European currency in accordance with applicable European and/or French regulations. The rates used to convert the French Franc at such time shall be those provided pursuant to article 109L of the Treaty on the European Union.

20.      INVOICES

Any invoice issued pursuant to this Agreement is required to be addressed by SGI in two (2) originals to FDJ's General Accounts Department (service de la compabilite generale),

Domaine des Gueules Cassees, Mousy-le-Vieux (77 230) accompanied with the bank account and identification details (releve d'idente bancaire) to which SGI wishes the wire transfer to be made.

Payment shall be made by wire transfer on the 1st of the month following a period of thirty (30) days from the date of receipt of the invoice and the banking coordinates.

General terms and conditions of sale or purchase set forth in documents sent by either of the parties to each other shall not apply to this Agreement.

21.      PERFORMANCE BOND

SGI shall, for the purposes of the ensuring the performance of its contractual obligations under this Agreement, submit to FDJ a performance bond fifteen (15) business days following the signature of this Agreement.

The said performance bond, in such form as set forth in Annex 12, may be called in by FDJ, to the level of the guaranteed sum, with respect to any and all sums for which SGI becomes a debtor, by arbitration decision, following the non-performance of its contractual obligations.

The bank guarantee or performance bond shall terminate on the date of final acceptance of the System and shall be for a sum of (Ten Million Francs) FRF 10,000,000 or its equivalent in dollars (USD) at the issue date thereof.

22.      TRANSFER OF TITLE AND RISK

Subject to payment of the price, transfer of title and risk shall pass to FDJ in accordance with DDP Incoterm.

23.      LICENSE FOR THE USE OF THE SOFTWARE

Subject to the provisions of this Section, including Section 23.2, SGI hereby grants to FDJ a non-exclusive, non-transferable right to use the Software subject to and in accordance with the functionality and performance criteria described in Annex I with respect to the equipment described in Annex 2.

23.1     Ownership Of The Software

SGI warrants that it is either the owner of the Software, or holds such necessary rights in and to the Software, so as to enable it to grant to FDJ the present Software license herein. FDJ

 NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

agrees to comply with the conditions relating to sub-licenses for the use of Oracle and Digital software set forth in Annex 13 and execute the agreements set forth in such Annex.

The Software and all the elements included in it, the documentation related to the Software, and all the adaptations, modifications, evolutions, updating and future new versions related to the Software are the sole property of SGI. Any adaptation or modification specific to the Software made upon FDJ's request shall remain the sole property of SGI, unless otherwise provided by express prior written agreement between FDJ and SGI.

FDJ expressly acknowledges that no intellectual property right or right on the related documentation other than the right to use the Software granted hereunder shall be licensed to FDJ. FDJ also acknowledges that the Software and the documentation related to the software are "ceuvres de l'esprit" protected by the regulation and international conventions in force, including the law of March 11, 1957, as amended by the law of July 3, 1985.

In order to ensure the protection of the rights of SGI and third party licensers in connection with the Software exploited by virtue hereof, FDJ shall, in particular:

0 clearly display ownership and copyright notices that SGI has affixed to programs, supports or documentation associated with the Software, except with respect to interfaces accessible to those playing FDJ games; in case of seizure, FDJ shall defend against this seizure, within the limits of its possibilities, and shall take reasonable measures so that the rights of FDJ are known and respected; FDJ shall inform SGI of such seizure;

* take the necessary measures so as to ensure protection and safety of the Software;

take all such reasonable steps with regard to its personnel, Agents and Retailers and all applicable third parties, to inform and prevent any unauthorized copy or use of the Software; and

ensure when possible (i) in all circumstances, the confidentiality of the Software and (ii) prevention of disclosure communication of the Software to third parties;

generally, to promptly alert SGI of any infringement or act that diminishes its rights referred to in this Section that FDJ becomes aware of.

23.2         Extent Of Usage Rights

The Software shall be used only to the extent of the conditions defined hereunder.

FDJ shall use the Software exclusively on its central sites with respect to games marketed by FDJ.

In accordance with the provisions of Section 1.2.1. of Annex 7, the additional usage rights conferred under this Agreement are for [*] SciScan Terminals.
The additional usage
rights for the deployment of the SciScan Terminals may be acquired by FDJ in return for a payment of an additional fee, in accordance with Section 1.2.2. of Annex 7. In the event that FDJ wishes to relocate the central site Software or to install other copies of such Software on multiple hardware equipment linked on the same site or distributed on a number of FDJ sites, FDJ shall obtain SGI's prior consent for such relocation as long as SGI is in charge of the maintenance and/or operation of the System, such consent for which shall not be unreasonably withheld.

The Software may be utilized in any place where FDJ distributes and/or commercializes its Tickets and products provided that the Software is intended exclusively for the internal use of FDJ, Prdlo, its Agents, Retailers and, generally, any person or entity distributing and/or commercializing its Tickets and products.

Any extension of the intended use of the Software as defined above shall be required to form the subject of an amendment hereto, specifying, in particular, the financial terms.

Except as provided in the following paragraph, the right to use the Software granted to FDJ is non-assignable and not sub-licensable, and FDJ is prohibited from transferring the same to any third party, even gratuitously.

The Parties agree that for the purposes of this Agreement, Agents, Pr6lo, Retailers and, generally, any person or entity distributing and/or commercializing FDYs Tickets and products, shall be accorded usage rights of the Software allowing them to use SciScan Terminals, solely in their capacity as end user.

Pursuant to this Agreement, FDJ shall not:

modify, decompile, disassemble, alter or decode the Software;

access to use, modify or alter the source code unless otherwise provided in Sections 3.1, 23.4, 24 and in Annex 3.

- duplicate the Software and the documentation related to it; notwithstanding the foregoing, FDJ shall have the right to duplicate the documentation and the Software, for purposes of its day-to-day operation and for back-up purposes. These back-up copies shall be held on FDJ's site and SGI shall have access to such copies in order to verify that there exists the same references to those mentioned on the original copy, and that such copies have not been modified, altered, decoded, decompiled or disassembled; Any other duplication of the Software shall be subject to another license to use.

FDJ shall take the necessary measures in order to ensure that its personnel respect these obligations.

23.3     Delivery And Installation

SGI shall deliver to FDJ the Software comprised of their "object-code" versions which shall be directly computer readable by the equipment listed in Annex 2, 4 copies of installation manuals in the French language or the English language if the French version is unavailable, even if installation is performed by SGI, user manuals and the operating procedures.

Installation manuals and end user manuals may be delivered in CD-ROM format.

23.4     Interoperability

SGI shall supply in a reasonable way all accessible information to FDJ necessary for the purposes of interoperability as provided for in article L. 122-6-1-IV of the Code de la Propriete Intellectuelle with respect to rights to the Software granted together with other software used by FDJ.

To this effect, SGI undertakes to communicate to FDJ the necessary information (including the necessary source codes for Terminal SciScan) to achieve interoperability of the SciScan Terminal software with new systems of FDJ.

23.5     Term Of Grant Of Use Rights

The grant of usage rights of the software shall be for the full period of copyright protection in and to the Software.

24.      USE OF SOURCE CODE

Prior to the operation of the System, SGI shall, at its sole expense, register the Software source code delivered and developed by SGI hereunder at Logitas SA, SILIC 157 - 38 place de Seine, 94533 Rungis Cedex, or any other company mutually agreed with FDL For such purposes, Logitas shall deliver to FDJ a confirmation receipt of such registration. SGI shall also ensure the registration of software tools permitting the reconstruction of the object code from the source code (if FDJ does not possess such tools), and updated versions of the Software used and in respect of which, it shall obtain a receipt prior to any use thereof.

Source code with respect to the Software shall be registered in both "object-code" and "source-code" form as well as all technical documentation. A copy of the deposit certificate shall be furnished to FDJ following the definitive acceptance of the System together with the documents permitting it to access such registration.

In accordance with the regulations of Logitas and the agreement which will be entered into with such company, FDJ may have access to source code programs under the supervision of Logitas in the following circumstances:

seizure or breakdown in the functioning of any of the Software during the guarantee or maintenance period where such breakdown has not been repaired within the time limits set forth in this Agreement from the date of notification thereof to SGI;

bankruptcy or judicial winding-up of SGI without there having been any resumption of the obligations by the latter with respect to the licensor company within one month of the judgment date ruling on the bankruptcy or winding-up;

      - non-supply by SGI of necessary information to achieve interoperability (protocol interface) of the Software with other programs notwithstanding the undertaking by SGI to supply the same; and

      - exercise of the option for the transfer of know-how set forth in Annex 14; the delivery of the source code shall take place upon payment in full of the price for the transfer of know-how and the execution of an agreement for this option.

FDJ may only use such source code and its documentation subject to the rights granted with respect to the use of the copies in "object" code. Access to source programs does not transfer any other right.

In the event of termination of this Agreement by FDJ (with or without retroactive effect), LOGISTAS shall deliver the source code to SGI.

The Parties agree that the source code of the Software registered with Logitas is confidential in accordance with the provisions of Section 39.

I

25.      LATE PENALTIES

In the event that SGI fails to timely comply with its obligations under this Agreement within the milestone deadlines (hereafter each, a "Milestone Deadline") defined in Annex 4 for such obligations, FDJ shall be entitled to impose late penalties.

In the event that FDJ decides to impose late penalties upon SGI, such penalties shall run from the end of the fifth business day following the day that an element of the System was due to be delivered in a state allowing to proceed with its acceptance in accordance with the applicable Milestone Deadline.

The formula applicable with respect to the calculation of penalties incurred is as follows:

                                P=VxR
                                     1000

The letters indicated in the above formula correspond to the following:

P        amount of applicable penalties before taxes;

R number of calendar days late with an exemption of five (5) working days; and

V :      value of element(s) late.

Penalties payable may be set-off against current or future SGI invoices. In the event that SGI makes up for late obligations under this Agreement, retained penalties shall be returned.

Aggregate late penalties shall be capped at twenty-five percent (25%) of the total price of the System.

After 90 days delay with respect to one of the deadline dates in the performance schedule, FDJ may terminate this Agreement subject to and in accordance with terms and conditions set forth in Section 36.

SGI shall not be required to pay penalties if it can show that the delay in question is imputable to an event of force majeure or imputable to FDJ.

Any delay imputable to FDJ shall have the effect of extending such deadlines applicable to SGI for a period not to exceed such delay. In addition, SGI shall be entitled to invoice FDJ for a compensatory indemnity equal to its real costs (with supporting evidence) incurred due to such delay.

The penalties applicable to SGI resulting, directly or indirectly, in liability for delay or nonconforming delivery of SciScan Terminals are defined and limited to those described in the Supply Agreement attached as Annex 19.

26.      CONTINUING FUNCTIONALITY OF THE SYSTEM

SGI shall ensure that the Software supplied under this Agreement shall continue to function correctly (in a technically equivalent environment) without any additional cost to FDJ and without any deterioration in the performance, availability or security thereof, at the time that the French Franc no longer is legal tender or, more generally, when it is replaced by a single European currency in accordance with applicable European Community and/or national regulations.

Furthermore, SGI shall ensure that the System supplied under this Agreement, and, in particular, its Software shall continue to function correctly, without any additional cost to FDJ and without any deterioration in the performance, availability or security thereof during and after the year 2000.

SGI undertakes to propose to FDJ for a reasonable price new developments to the System which might be necessary upon the changing of FDJ's central site from which FDJ operates on-line games.

27.      ACCEPTANCE OF PHASES AND THE SYSTEM

Each Phase shall form the subject of a provisional and final acceptance. The System shall thereafter form the subject of an overall provisional and final acceptance.

27.1     Establishment Of An Acceptance Procedure

FDJ shall supply, within twenty (20) business days from the signature of this Agreement by the parties hereto, the standard acceptance form. Such standard form shall permit SGI to prepare a completed draft acceptance form, which must be supplied to FDJ within ninety (90) calendar days from the date of receipt by SGI of the standard acceptance form.

The parties shall have a period of fifteen (15) business days following the notification to FDJ of the completed draft acceptance form by SGI in order to agree on the contents, approve the provisions and sign a copy thereof. The completed acceptance form so signed and approved shall form an integral part of this Agreement.

The parties hereto may envisage a mutual agreement as to complementary tests that may have been omitted at the time of the establishment of the completed acceptance form.

The level of tests envisaged may not exceed the the specifications of the System described in Annex 1.

If the parties hereto are unable to agree upon the contents of the completed acceptance form prior to the expiration of the time-limits provided for above, either of the parties hereto may terminate this Agreement, the consequences thereof being set forth in Section 36.2.

27.2     Method Of Acceptance

For the acceptance of each Phase and of the System, FDJ shall provide infrastructure and human resources set forth in Annex 5.

SGI shall make available to FDJ all sets of trials and specific tools necessary for the performance of acceptance testing.

The principal coordinator and his assistant appointed to represent each of the parties are identified in Annex 10. These representatives of the parties have the power to make decisions and bind the party that each represents, in particular, for the purposes of carrying the set of technical and functionality trials, and to individually sign all minutes of acceptances, with or without reservations.

27.3 Acceptance Procedure

Each acceptance shall be carried out in FDJ's premises in two (2) stages, comprising a provisional acceptance and a final acceptance.

Each acceptance shall be made in the presence of both parties (contradictoire) and shall be evidenced by the signature, by the Parties, of written minutes thereof.

27.4 Provisional Acceptance

Provisional acceptance shall consist of passing final tests as set forth in the completed acceptance form and the generation of a statement to that effect.

Provisional acceptance is required to take place with respect to each Phase within a maximum of twenty (20) business days of the date of delivery by SGI of the Sub-Systems related to each Phase.

27.5 Final Acceptance

(a) Final Acceptance With Respect to Each Phase

Final acceptance with respect to each Phase shall consist of re-passing tests that were not conducted successfully at the time of and after provisional acceptance and of passing nonregression tests. Final acceptance may take place as soon as FDJ is able to determine that these bugs have been corrected and that the Sub-Systems of each Phase have not regressed.

Final acceptance with respect to each Phase does not, in and of itself comprise provisional or final acceptance of the System.

Following final acceptance of the Deployment Phase, provisional acceptance of the System is proceeded to.

(b) Final Acceptance With Respect to the System

Final acceptance of the System shall consist in the verification of its functionality at the end of the Deployment Phase with 95% of the SciScan Terminals which are purchased by FDJ from SGI in accordance with Annex 19 and which are subject to the Deployment Phase, installed and connected to the central site, while ensuring that the Sub-Systems function without deterioration in functionality and/or performance and that SGI has completed all of its contractual delivery obligations.

In the event that the final acceptance of the System has not occurred in accordance with the schedule set forth in Annex 4 as a result of a material failure of FDJ to comply with its obligations hereunder (including without limitation its obligations to install SciScan Terminals during the Deployment Phase to perform acceptance testing), then:

         (i) the final acceptance shall be deemed to have taken place on the date set forth in Annex 4, provided that the System has operated properly for a period of thirty (30) days with 85% of the SciScan Terminals to be installed during the Deployment Phase; or

         (ii) the deadline of the final acceptance shall be deferred until the end of a period of six months from the date on which the final acceptance was originally scheduled if the System has operated properly for a period of thirty
(30) days with less than 85% of the SciScan Terminals to be installed during the Deployment Phase. FDJ shall nevertheless pay to SGI the installment of the price due in accordance with Annex 7, on the date on which the final acceptance was originally scheduled. If the final acceptance has not taken place within this additional 6-month period, with a proper functioning of the System confirmed for a period of thirty (30) days with 95% of the SciScan Terminals, but without FDJ's material failure hereunder, SGI shall repay to FDJ the amount of the installment referred to above, and the provisions of Section 27.6 shall apply.

Notwithstanding the foregoing, in the absence of written reservation or objections by FDJ, the final acceptance of the System shall be deemed to have occurred upon the earlier to occur of: (i) the proper functioning of the System confirmed for a period of thirty (30) days with 95% of the SciScan Terminals purchased by FDJ from SGI which are subject to the Deployment Phase, or (ii) the end of the warranty period.

27.6 Events Affecting Acceptance

In the event that:

provisional acceptance of a Phase is not confirmed due to the action of FDJ within the planned periods provided for; or

provisional acceptance of the System is not confirmed due to the action of FDJ within the planned periods provided for;

SGI shall give notice to FDJ requiring it to agree to the acceptance in question within fifteen (15) business days from the date at which the acceptance in-question was supposed to take place.

FDJ shall respond to such notice within fifteen (15) business days from the date of receipt thereof by certified mail with return receipt requested, indicating either its acceptance or its refusal giving reasons therefor.

In the absence of either a response from FDJ or the absence of acceptance due to FDJ, acceptance shall be deemed automatically to have taken place after the first to occur of: (i) a period of thirty (30) days of confirmed proper functioning of the System with 95% of the SciScan Terminals purchased and installed by FDJ which are subject to the Deployment Phase, or (ii) the end of the warranty period.

In the event of refusal by FDJ of any acceptance due to breach by SGI, SGI shall proceed, within a maximum of thirty (30) business days of such refusal of the acceptance in question, to prepare the relevant elements of the Phase or the System for a second acceptance test by FDJ.

In the event of failure of the second attempt at acceptance, FDJ may proceed to a new acceptance by agreement with SGI or commence a period of negotiation of fifteen (15) days subject to the following conditions:

         - The period of negotiation shall commence as of the date of notification of refusal by FDJ;

         - SGI shall offer to FDJ all or part of the System in place and an adjustment of the price of the System.

Changes relating to the acceptance criteria, to the list of System elements, to dates, to the price or to other terms and conditions, in addition to the agreement relating to the completed acceptance form relating to such elements, shall be formalized by the signature of an amendment to this Agreement at the end of the period of negotiation.

If the parties are unable to reach agreement during the period of negotiations, FDJ shall be entitled to rely upon the provisions of Section 36 of this Agreement.

27.7 Performance Requirements

SGI shall deliver a System that conforms, in both the final acceptance of the System and in the constant technical environment as of the date of provisional acceptance, with the performance obligations set forth in Annex 9.

In the event of non-performance at the time of final acceptance of the System, the parties shall establish a diagnostic procedure within twenty (20) days thereof.

The said performance requirements are considered to be mandatory and absolute by FDJ who would not have entered into Agreement with SGI had SGI not undertaken and agreed to ensure compliance with the same. FDJ may not, without cause, refuse any suggestions made by SGI which would enable it to comply with such performance requirements at fixed cost and in accordance with consistent functionalities.

In the event that FDJ determines that the performance requirements have not been met, it shall notify SGI by telephone, such notice to be confirmed in writing by post.

SGI shall be accordingly required, until the final acceptance of the System, to remedy any shortcomings in the performance by reference to Annex 9, in an equivalent technical environment within a period of sixty (60) business days from the date of sending by FDJ to SGI of a facsimile, to be confirmed by post, notifying it of any such shortcoming.

In the event that SGI has not, through its own fault, remedied the deterioration in performance under the conditions described above, FDJ hereby reserves the right, at its option, to apply the provisions set forth in Section 36 or to negotiate a price reduction to be accepted by each party.

At the end of the guarantee period of the System, FDJ may enter into a maintenance agreement conforming to the services described in Section 29.

28.      WARRANTY

28.1 Organization Of Relations Between FDJ And SGI For The Warranty Of Hardware And Software Relating To The System

(a)      Intervention requests by FDJ

         These shall be notified to the extent they are required. In the event of an emergency, they may be transmitted by facsimile. Information relating to date/hour shall be recorded.

(b)      Registered receipt of assistance requests

         For each intervention request, a registered receipt shall be automatically and promptly sent to FDJ which shall include relevant date and time information.

(c)      Statements supplied at the end of assistance

For each intervention, SGI shall furnish a statement of its intervention describing:

         -        the incident;
         -        the diagnosis set out by SGI;
         -        the service(s) carried out under the warranty;
         -        the actions to take to remedy the incident.

I

         In return, FDJ shall communicate in writing to SGI the period of the total unavailability of the System due to this incident.

         Statements shall be sent to FDJ by facsimile. In the event of emergency, they may be made by telephone, confirmed by facsimile.

(d)      Available times for assistance requests

From Monday to Friday between 8 am to 6 pm (Paris time).

(e)      Timetable for assistance

         The response time for SGI is defined as the period between the time of receipt of the assistance request (indicated by the receipt of the facsimile of the transmission carried out by FDJ) and the time on which SGI has fulfilled its obligations in accordance with Section 28.2 and Section 28.3 (indicated by the statement of the completion assistance sent to FDJ).

28.2 Warranty In Respect Of Hardware

The hardware supplied by SGI under this Agreement shall be guaranteed against all defects in manufacture or installation for a period of a warranty usually given by manufacturers of such hardware, which shall commence on the later of
(i) placement in service or (ii) the date of final acceptance of the Pilot
Phase.

In addition to the warranty against hidden defects provided for in Article 1641 of the Civil Code, by which SGI is bound, SGI gives the contractual warranties provided for below.

The warranty shall consist in the repair or exchange of the defective component, in such manner that the hardware shall always be in an acceptable state of functionality.

The exchanged piece need not be new, but must be fit for the purpose for which it is destined. The repossessed piece shall become the property of SGI.

Replacement, labor and transport costs shall be borne by SGI.

SGI shall put into working order the defective hardware as follows:

         - within four (4) business hours for hardware for the central site set forth in Ann-x2-,

         - within two (2) business days, for other materials provided by SGI and described in Annex 2, following fax confirmation of a telephone call to SGI during a business day.

In order to return hardware to working order, SGI may, depending on the information given to it, either:

* give to FDJ, by telephone, a solution capable of remedying the breakdown or fault;

I

* go on-site to proceed with the necessary repairs; or

decide upon any other solution which it considers appropriate to the circumstances and in accordance with FDJ's technical environment.

The following are excluded from the warranty:

Breakdown or dysfunction due to improper use of hardware or non-compliance with user or installation instructions;

Breakdown or dysfunction due to an external cause (knocks, breakages, accident, humidity, water or other liquid damage, lightning, short-circuit, power supply faults, acts of vandalism, theft or attempted theft, defective lines, etc.);

9 Normal wear and tear of hardware and its accessories;

Breakdown or dysfunction caused by one or several modifications or add-ons made to hardware without the written consent of SGI;

Damage due to failure to maintain in accordance with the user manual or lack of surveillance or care;

         - Damage resulting from repairs or maintenance carried out by non-SGI approved persons;

         - Breakdown or damage caused by the use of consurnables other than those recommended by SGI. (In the absence of a recommendation, FDJ shall be free of the choice of consurnables).

         - Deterioration following or due to insufficient packaging and/or poor condition of equipment returned to SGI;

         - Transmission breakdown (telecommunication network) including, but not limited to, bad geographical coverage by radio-electrical transmitters, interference linked to weather conditions, or faulty telephone lines; and

lo Defects caused to hardware by the failure to respect normal environmental conditions for such hardware.

Where the request for intervention addressed by FDJ is not attributable to a deliverable made by SGI, (hardware, Software, etc.), SGI shall be entitled to invoice in accordance with its rates in force at the time of intervention, displacement costs not being included therein, after having demonstrated to FDJ that the intervention is not attributable to a deliverable delivered or accepted by SGI.

28.3 Software Warranty

I

SGI gives to FDJ, in addition to the warranty in respect of hidden defects provided for in Article 1641 of the Civil Code, the contractual warranty of the Software provided for below, for a period of twelve (12) months, which shall commence on the earlier of the two dates which are: (i) 90 days after the date of final acceptance of the Pilot Phase; or (ii) the final acceptance of the Field Test.

With respect to the contractual warranty, SGI shall, at no cost, correct any anomalies, abnormal incidents, effors, Software faults which arise through normal use (hereafter referred to as "Faults") and which are reproducible in a test environment or for which enough information shall be available to SGI to repair the Fault.

Faults mean any and all differences between results effectively obtained and the functionality and specifications set forth in Annex 1 and in the Software's documentation.

As soon as FDJ considers there to be a software fault, the same shall be entered upon a register, provided for such purposes, describing in as great a detail as possible the conditions under which it appeared and its consequences, FDJ informing SGI as soon as possible by telephone, if necessary, and confirmed by fax.

Depending upon the information received and the detail contained therein, SGI may either:

         - give to FDJ, by telephone, a solution capable of remedying the breakdown or Fault;

         - go on-site to proceed with the necessary analysis of the Fault and correction; or

         - decide upon any other solution which it considers appropriate to the circumstances.

Incidents subject to this Software warranty shall be divided into three categories:

         (1)      Block incidents:

An anomaly shall be deemed to be a block when it results in the complete impossibility to employ an application or a functionality, or blocks more than 5% of the Terminals (engendering breakdown and a cessation of service), and correction is required in accordance with the following.

Taking account of the importance to FDJ of the correct functioning of the System, in the event of a block incident, SGI shall be required to resolve the technical problem within a maximum period of 4 hours from the assistance request, and to supply either a final solution or a bypass solution. Any such solutions must comply with the functionality of the Software. Subject to SGrs prior approval, FDJ reserves the right to intervene in the event of a block incident, with respect to the strategic portion of the System for the purposes of supplying a bypass solution. In this case, SGI is still required to intervene within the 4 hours from the time of assistance request so as to provide a solution. Any intervention by FDJ shall not terminate the contractual warranties made by SGI. FDJ will notify SGI of its intervention as soon as feasible.

If, owing to the exceptional nature of the block incident, SGI is not able to resolve the technical problem within 4 hours, SGI shall use its best efforts to provide a solution that conforms with the functionality of the Software as soon as possible. In such event, if SGI shows proof that it has used its best efforts, then it may resolve the technical problem within a maximum period of 4 hours. If FDJ does not acknowledge that the incident is of an exceptional nature, SGI shall be entitled to apply the arbitration procedure described in
Section 49.2 in order to determine whether or not the incident was exceptional.

         (2)      Non-Block incidents of non-conformity:

Where the result is false, incomplete and/or not in conformity with the specifications of the Software, but not constituting a block, correction is required within 15 days from the assistance request from FDJ.

         (3)      Other Non-Block incidents:

For other Non-Block incidents, a solution must be provided by SGI within 45 days from the date of an assistance request from FDJ.

Whatever their nature, SGI shall employ all useful and necessary means so as to resolve technical problems encountered by FDJ and which are within the provisions of the warranty. Such obligation shall include, in particular, the implementation of appropriate technical solutions, the use of qualified and competent personnel and rapid execution.

SGI shall be entitled to withdraw its warranty:

         - if without the prior express approval of SGI, FDJ modifies the Software;

         - if without the prior express approval of SGI, FDJ modifies the configuration of the Software and/or the hardware of the System; or

         as long as the equipment required for the use of the Software is unavailable, provided that such unavailability does not result from a breach of SGI hereunder.

Where the request for intervention addressed by FDJ is not attributable to a deliverable delivered or accepted by SGI, (hardware, Software, etc.), SGI shall be entitled to invoice in accordance with its rates in force at the time of intervention, displacement costs not being included therein.

28.4 Penalties

In the event of total unavailability of the System of more than 0.05% per year, FDJ shall have the right to claim penalties from SGI in the amount or 7000 FF (excluding taxes) per hour for the hours exceeding the authorized annual rate of unavailability.

The unavailability is defined as a period included between the time of issuance of the request for intervention made by FDJ and the time from which all users can again use the entire System.

In this case, the penalties shall be capped at a total amount of the first year of annual hardware and software maintenance.

28.5 Infringement

SGI guarantees to FDJ that the rights granted under the license provided in
Section 23 do not infringe any intellectual property rights under the French Intellectual Property Code.

For purposes of this guarantee, SGI shall conduct the defense of FDJ in cooperation with the latter and in respect thereof, SGI shall be liable for litigation costs, legal and expert fees and damages together with interest arising from any definitive and non-appealable decision holding that FDJ infringes intellectual property rights. SGI shall also offer to substitute any infringing element, without interrupting service of the System.

It is acknowledged and agreed that the selection of counsel by SGI shall be subject to the prior agreement of FDJ.

FDJ undertakes to promptly notify SGI in writing of any infringement claims as soon as FDJ becomes aware of any such claim.

29.      SOFTWARE MAINTENANCE

Upon the end of the warranty, SGI and FDJ shall conclude a corrective and evolving maintenance agreement for a period of five (5) years, which may be terminated each year by FDJ on the anniversary date of the commencement date of the maintenance, provided that FDJ respects a 6-month prior notice, such agreement to incorporate and be subject to the terms, conditions and methods set forth in Annex 8.

The fee proposed by SGI for maintenance of each portion of the Software shall conform to the price set forth in Annex 7. Such fee shall be indexed-linked, as of the end of the first year of maintenance, to the SYNTEC index by application of the adjustment formula set forth in Annex 7.

Update maintenance shall include the supply of new versions of the Software. FDJ shall have no obligation to install such new versions. SGI shall be required to ensure the maintenance of versions N, N-1 and N-2, version N being the SGI reference version. New versions shall be limited to one (1) per year.

Notwithstanding the foregoing, the updates carried out by SGI, or by FDJ by agreement with SGI, shall not affect the functionalities of the System, contractual guarantee or performance requirements due from SGI pursuant to the terms of this Agreement. If this is not the case, SGI shall be required to inform FDJ and obtain its consent, prior to carrying out updates, of the consequences that updates will have upon functionalities, and/or performance, and/or the guarantee.

FDJ is not required to elect hardware or DEC/ORACLE Software maintenance from SGI in order to benefit from Software maintenance from SGI, as long as the hardware and Software is maintained in accordance with state of the art requirements.

30.      HARDWARE MAINTENANCE

Upon the end of the warranty, SGI and FDJ shall conclude a hardware maintenance agreement described in Annex 2 for a period of six (6) years, which may be terminated by FDJ each year by FDJ on the anniversary date of the commencement date of the maintenance, provided that FDJ respects a 6-month prior notice, such agreement to incorporate and be subject to the terms, conditions and methods set forth in Annex 8.

The fee proposed by SGI for maintenance of each portion of the hardware shall conform to the price set forth in Annex 7. Such fee shall be indexed-linked as of the end of the first year of maintenance, in accordance with the indexation clauses of the hardware suppliers, to the SYNTEC index by application of the adjustment formula set forth in Annex 7.

The price of detached hardware components listed in Annex 2 is set forth in Annex 7.

FDJ is not required to elect Software maintenance from SGI in order to benefit from System Hardware maintenance from SGI, as long as the Software is maintained in accordance with state of the art requirements.

31.      LIABILITY

31.1.    Liability

SGI shall perform the obligations undertaken by it under this Agreement subject to and in accordance with professional standards prevailing in the computer industry and all applicable regulations, and, in particular, with the Labor Code (Code du Travail) and the Intellectual Property Code (Code de la Propriete Intellectuelle). FDJ shall be solely liable with respect to regulations specifically applicable to FDJ's activities.

To the extent that, due to the performance or non-performance of the obligations under this Agreement, FDJ is able to show that it has suffered a loss, it shall, where there has been proven default by SGI, be entitled to claim damages subject to the provisions set forth below in the Section entitled "Limitation of liability".

31.2.    Limitation of liability

I

SGI's liability in respect of proven breaches under this Agreement shall be limited to the total price of the System.

SGI shall, in no event, be liable for a loss due to the non-performance by FDJ of all or part of its obligations as set forth in this Agreement.

The limitation of liability shall not apply in respect of the matters set forth in the Section entitled "Infringement". In addition, it shall not apply to claims by third parties with respect to personal injury or property damage (whether to chattels or property) for which SGI would be responsible as a matter of law (droit commun).

The liability of SGI concerning the supply of SciScan Terminals is defined and limited as set forth in the Supply Agreement for SciScan Terminals attached as Annex 19.

32.      LIEN - COMPENSATION

Neither party is permitted to exercise any lien or right to compensation with respect to the other party without having obtained either its authorization or an enforceable arbitration order.

33.      INSURANCE

SGI warrants that it has obtained insurance cover that is sufficient to cover its professional liability, the same to be evidenced to FDJ upon demand.

34.      PERSONNEL

Personnel that are engaged by SGI to work upon equipment, facilities and/or sites of FDJ shall remain at all times in the employ of SGI, with regard to which SGI shall bear all employer obligations in respect thereto. SGI shall directly engage, manage and remunerate its own personnel and shall be solely responsible for the management, discipline and the security of said personnel. Where SGI is engaged on FDJ sites, SGI personnel shall be required to conform to the "Interior Regulations" and to the security standards in force at FDJ establishments where it carries out its engagements.

35.      FORCE MAJEURE

The parties hereto shall not bear liability in respect of lateness or non-performance of obligations under this Agreement caused by an event of force majeure.

The expression "force majeure" means any event exterior to and not within the control of the Parties that is unforeseeable and which prevents the performance of the obligations under this Agreement, in whole or in part, or renders the performance thereof excessively onerous or difficult for either one of the Parties.

Events of force majeure are deemed to include, without limitation, the following: natural disasters, acts of war, insurrection, strikes, governmental edicts (including, without limitation, the repeal of statute or regulations allowing the exploitation of games of chance in France) or the imposition of taxes, if the latter has the effect of materially affecting the performance of this Agreement.

It is expressly agreed that an event of force majeure shall result only in the suspension of the obligations of either party under this Agreement only during the period in which such event has effect. The Party seeking to rely on the provisions hereof is required to notify the other Party subject to, and in accordance with the provisions of this Section.

Suspension of this Agreement may not, in any event, exceed three (3) months from the date of receipt of the above-mentioned notice. At the expiration of said period, the parties shall meet so as to mutually agree as to the termination of this Agreement upon the basis of a payment made to SGI on a pro rata basis for work done. In the absence of agreement, the most diligent party may demand termination hereof by judicial means.

36.      TERMINATION

         36.1     Methods Of Termination (Resiliation Ou Resolution)

Where one of the parties hereto fails to perform any of its obligations under this Agreement, the non-defaulting Party shall notify the defaulting Party to remedy such non-performance by certified mail with return receipt requested.

if, within thirty (30) business days from the date of receipt of the certified letter with return receipt requested, the defaulting Party has not remedied its non-performance, the nondefaulting Party shall be entitled to terminate this Agreement (resiliation) or unilaterally terminate this Agreement with retroactive effect (risolution) in the circumstances provided for in Section
36.4 and without prejudice to the exercise of any other rights available to such party.

         36.2 Termination For Disagreement With Regard To The Acceptance Form The inability of the parties to agree upon the completed acceptance form shall result in the same consequences as set forth in Section 36-5.

1

         36.3 Termination (Resilation Ou Resolution) For Failure (Echec) With Respect To An Acceptance

In the event of failure with respect to the acceptance of one of the Phases (including the Preliminary Phase) or the acceptance of the System, FDJ shall be entitled, at its option, either to unilaterally terminate this Agreement with retroactive effect (resolution) or terminate this Agreement (resiliation) with SGI bearing all the legal consequences arising from such termination, provided that after the final acceptance of the System, FDJ shall not be entitled to terminate this Agreement with retroactive effect.

In the event that this Agreement is terminated with retroactive effect hereunder, SGI shall repay to FDJ, sums hitherto paid by FDJ, and FDJ shall deliver up to SGI all equipment and Software hitherto delivered.

36.5 FDJ's Right To Termination Without Cause

FDJ may terminate this Agreement by written notice to SGI at any time and the date of termination shall take effect from the date of receipt by SGI of such notice.

In the event of such termination:

         - all payments made by FDJ up to the date of termination shall be retained by SGI;

         - FDJ shall retain all elements in respect of which delivery has been scheduled and actually made prior to the date of termination;

         - FDJ shall make payment in respect of all invoices issued up to and including the date of termination and which have not been paid at that date; and

         - FDJ shall pay a pro rata portion of the immediately following invoice due in the payment schedule set forth in Annex 7. The pro rata payment shall be calculated taking account of the number of days having elapsed from the commencement of the payment period to the date of termination (the expression "payment period" meaning the period of time separating two consecutive dates indicated in the payment schedule).

SGI shall invoice FDJ for the entire cost born by SGI for the purposes of performing its obligations under this Agreement, including, upon presentation of justificatory evidence, in respect of sums which it was required to pay to third parties due as a result of termination hereof as well as for all expenses incurred resulting from the cessation of the project.

37.      ASSIGNMENT

This Agreement is personal to SGI, which is accordingly expressly prohibited from assigning any of its rights or obligations either in whole or in part to any third party whatsoever without having previously obtained the written consent of FDJ, such assignment of which cannot be refused by FDJ without justification, which, in any event shall be made in conformity with the joint venture agreement between FDJ and SGI.

FDJ may not legitimately refuse any such assignment, especially if it arises from a purely internal SGI restructuring, and if the assignee company makes the same undertakings and warranties to FDJ with respect to solvency, durability and competence as SGI hereunder, and to the extent that performance of this Agreement is not altered thereby.

For the purposes of this Section, any change in the majority-ownership of share capital of SGI, any capital contribution, merger, absorption, and, generally any corporate transaction aimed at or resulting in a change in the corporate ownership of SGI (except within its group in the context of its current restructuring) shall be deemed to constitute an assignment.

38.      SUB-CONTRACTING

SGI may use sub-contractors for the provision of certain services hereunder.

SGI warrants that with respect to its sub-contractors, it has obtained all such necessary contractual undertakings so as to enable it to perform its obligations under this Agreement.

SGI shall be directly liable for all of the acts and omissions of sub-contractors, even where the same have been selected with the approval of FDJ. SGI shall ensure that all of the obligations of the sub-contractors are fully performed.

Sub-contracting hereunder shall be subject to the Law of December 31, 1975.

39.      CONFIDENTIALITY

For the duration of this Agreement, the Parties may come into possession of confidential technical, commercial or fiscal information.

Each of the Parties hereby undertakes that it shall, and shall procure that its employees and all parties acting on their behalf, preserve the absolute confidentiality of all technical data, information or advice that it may come into possession of in either the negotiation, signature and performance phases of this Agreement.

Information, concepts or techniques shall not, however, be deemed to be confidential if-

         - they are, at the time of their disclosure, either in the public domain or have fallen into the public domain in the absence of any breach of the terms of this Agreement;

         - they are known to one or the other of the Parties without any breach of the obligation of confidentiality hereunder; or

         they have been received in a lawful manner by one or other of the Parties from a third party without any obligation of confidentiality.

The Parties hereto agree that the terms of this Agreement are confidential.

In the event that one of the Parties shall be legally constrained to divulge any of the confidential information, such party shall inform the other parties as soon as possible. In such event, the legally constrained party shall only divulge the information for which divulging is legally required and shall use its best efforts to obtain an order or undertaking that such information shall be treated as confidential.

The obligation of confidentiality under this Section shall remain in effect for a period of five (5) years following the end of this Agreement for whatever cause.

40.      ADMINISTRATIVE MEASURES

FDJ shall be required to take such measures, make such declarations, authorization requests required by law and regulations in force concerning the processes carried out and the data processed, including, but not limited to those provided for in the Law of January 6, 1978 concerning computers, data files and protection.

41.      LANGUAGE

The parties agree that the language used for the purposes of the performance of this Agreement is French. Accordingly, correspondence exchanged and meetings conducted between the parties in connection with this Agreement shall be in the French language.

For the internal requirements only of SGI, however, a version of this Agreement in the English language is annexed hereto. The parties hereto agree that in the event of dispute, the French version shall control in all circumstances. SGI shall be solely liable for the translation into English of this Agreement.

42.      ENTIRE AGREEMENT

The provisions of this Agreement and its Annexes express the entirety of the agreement concluded herein between the Parties concerning the subject matter hereof and accordingly shall prevail over any statement, exchange of correspondence occurring prior to the signature hereof in addition to any other provision set forth in documents exchanged between the parties and relating to the subject matter hereof.

I

43.      NO WAIVER

If, on one or more occasions, one of the parties does not require the observance of one or more of the provisions of this Agreement, this shall not in any event be deemed to constitute any waiver by that party of its rights under such provision or any other provision of the Agreement in identical or any other circumstances.

44.      AMENDMENT

The material provisions of the body of this Agreement together with the deadlines and financial terms hereof may not be amended except by means of a written amendment signed by the duly authorized representatives of both parties and executed at a date following the effective date of this Agreement. Other provisions not having a substantial character, and in particular, technical Annexes, may be amended resulting from the reports of progress meetings, as soon as they have been signed by the appointed operational representatives of the parties indicated in Annex 10.

45.      REFERENCES

The Parties agree that the terms of this Agreement are confidential and that SGI shall not cite any term hereof nor make any reference hereto without having obtained the prior consent of FDJ.

The Parties agree, however, that this Agreement may be referenced for -the purposes of satisfying legal obligations applicable to them.

46.      INTERPRETATION OF AGREEMENT

In the event of contradiction between the terms of the body of this Agreement and those of its Annexes, the provisions of the body of this Agreement shall prevail over those of its Annexes.

The commercial and technical proposals of SGI, including without limitation the provisions of Annex 1, shall prevail over other Annexes, specifically Annex 6.

47.      INDEPENDENCE OF THE PARTIES

Neither this Agreement, nor any provisions hereof shall be deemed to create any partnership (societe en participation), agency or franchise between the parties or create a relationship of employer-employee between one of the parties and the employees of the other party.

I

48.      HEADINGS

The headings of Sections in this Agreement are solely employed for ease of reference and shall not prevail over or be deemed to modify or amend any of the same.

49.      GOVERNING LAW AND DISPUTES

49.1     Governing Law

This Agreement is governed by and shall be interpreted in accordance with the laws of France.

49.2 Arbitration

Any dispute arising out of this Agreement shall be submitted for binding decision following the Conciliation and Arbitration Regulations of the Chambre de Commerce Internationale by one or more arbitrators named in accordance with such regulations.

The patties agree that the language of arbitration proceedings shall be French and that the place of arbitration shall only be Paris.

49.3 Choice Of Domicile And Jurisdiction

The parties hereby elect domicile at their respective registered offices. Any notice required to be served hereunder as a result of carrying out any of the terms of this Agreement shall be addressed to the respective registered offices of the Parties.

49.4 Notice

Any notice or other communication under this Agreement shall be deemed given if delivered in writing to the intended recipient either in person, or by mail, certified or registered, postage prepaid, or by recognized overnight delivery service, and by fax to the intended recipient at the address and facsimile number specified herein:

If to SGI:                               If to FDJ:

Scientific Games Inc.                    La Francaise des Jeux
Attention: Mr. William G. Malloy         Attention: President Directeur General
President and CEO                        5-7 rue Beffroy
1500 Bluegrass Lakes Parkway             92523 Neuilly sur Seine
Alpharetta, Georgia 30004                FRANCE
USA
With a copy to Mr. C. Gray Bethea, Jr    With a copy to the Departement Juridique
Vice-President and General Counsel       Fax No. 33 141 10 38 30
Fax No. 1770 343 8798

or such other address or facsimile number as a party may specify from time to time pursuant to this Section.

Notice sent in the manner described above shall be deemed effectively given as of the date of receipt.

Made in Neuilly-sur-Seine, the -day of                                1,1998

In two originals

For and on behalf of                              For and on behalf of
La Francaise des Jeux                             Scientific Games Inc.


Mr. Bertrand GALLE                                Mr. Bruce H. LONGHURST
President Directeur General                       Vice President International

           ANNEX 1: DESCRIPTION OF THE SYSTEM, ITS FUNCTIONALITIES AND
                                   INTERFACES

THIS ANNEX DESCRIBES THE SGI.NET@ITGS STANDARD SYSTEM, THE FUNCTIONAL SPECIFICATIONS OF FDJ WHICH COULD BE IDENTIFIED UP UNTIL THE PRESENT TIME, AS WELL AS THE PRELIMINARY SPECIFICATIONS OF THE INTERFACES WITH THE PROCESSING SYSTEM OF FDJ.

THIS ANNEX IS COMPOSED OF THE FOLLOWING DOCUMENTS:

I A/ SGI.NET ITGS General Product Description, version 001 dated 31.08.1998

IB/ SGI.NET ITGS Functional List, version 001 dated 31.08.1998

IC/ Functional Specifications of FDJ

ID/ Modernization of the central warehouse - Functional Cahier des Charges version 2.2

lE/ Transfer to the Euro version 001 dated 04.06.1998

lF/ General Specifications of the FORTUNA interfaces dated 15.10.1998

I G/ Various other obligations of SGI

    ANNEXE 2: SPECIFICATIONS DES MATERIELS AFFERENTS AU SYSTEME

         This annex describes all hardware components that are contained in the standard scope of delivery. SGI shall be responsible for the installation of the hardware components listed in this annex. SGI guarantees that all delivered hardware and especially all keyboards are in the French version.

I        Hardware Specification Primary Data Center

1.1.     Backend Systems

              Pos.    qty.        Description

               1       1    AlphaServer 8200 5/625
                            Main Memory 2GB
                            2 CPUs
               2       1    AlphaServer 8200 5/625
                            Main Memory 2GB
               1       4    CPUs

               3       2    redundant power supply for AlphaServer 8200
               4       4    4.3GB UltraSCSI disk for page/swapfiles
               5       2    PCI / Ethernet adapter (10/100 Mbit)
               6       2    PCI / FDDI adapter, DAS
               7       2    PCI / UWD adapter to connect tape library systems
               8       2    350GB DLT tape library systems
               9       4    PCI / UWD adapter to connect disk subsystem
              10       1    Disk subsystem containing
                            3 x Data Center Cabinets
                            2 x UltraSCSI disk controllers / redundant configuration redundant power supplies
                            72 x 4.3GB UltraSCSI disks
               1       1    41 x 9.1GB UltraSCSI disks

            1 11 1 2 1 Console Terminals                                                              I


1.2      Front-End Systems

               Pos.    qty.        Description

                1       4   AlphaServer 800 5/400
                            Main memory 384 MB
                            I CPU
                2       4   1 EISA / Ethernet adapter
                3       4   PCI / FDDI adapter, DAS
                4       8   4.3GB UltraSCSI disk for page/swapfiles
                5       2   19" Cabinets

                6       2   12/24GB DAT tape

                7       4   1 PCI / 4-Port synchronous communications

                8       8   1 PCI /                   to connect disk subsystem

CONTRAT FORTUNA - ANNEXE2         CONFIDENTIEL                    1/10

               POS.    QtY.        Description

                9       2    Disk subsystem containing
                             4 x StorageWorks Container
                             redundant power supplies for StorageWorks container
                             14 x 4.3GB UltraSCSI disks
               10      2     Console Terminals

1.3      Monitor & Console System

              POS.    QtY.         Description

               1       2    Digital Personal Workstation 433au
                            Main Memory 256MB
                            I CPU
                            4.3GB UltraSCSI Disk
               2       2    Graphics adapter
               3       2    PCI / FDDI adapter, DAS
               4       2    12/24GB DAT tape
               5       2    21" Monitor
               6       2    Keyboards
               7       1    DECserver to connect AlphaServer console ports
               8       8    VT Terminals for systems operations
               9       1    DECserver to connect VT terminals
               10      1    Personal Computer Pentium H
                            17" Monitor
                            Main Memory 128MB
                            lx 4GB SCSI Disk
                            used for LAN Hub Management
                       1    TD-CF77 radio clock


CONTRAT FORTUNA - ANNEXE2         CONFIDENTIEL                    2/10

2.       Hardware Specification Backup Data Center
2.1      Backend Systems

                POS.  Qty-         Description

                 I     I    AlphaServer 8200 5/625
                            Main Memory 2GB
                            2 CPUs
                 2     1    AlphaServer 8200 5/625
                            Main Memory 2GB
                            4 CPUs
                 3     2    redundant power supply for AlphaServer 8200
                 4     4    4.3GB UltraSCSI disk for page/swapfiles
                 5     2    _PCI / Ethernet adapter ( 10/100 Mbit
                 6     2    PCI / FDDI adapter, DAS
                 7     2    PCI / UWD adapter to connect tape systems
                 8     2    350GB DLT tape library systems
                 9     4    PCI / UWD adapter to connect disk subsystem
                10     1    Disk subsystem containing
                            3 x Data Center Cabinets
                            2 x UltraSCSI disk controllers / redundant configuration
                            redundant power supplies
                            72 x 4.3GB UltraSCSI disks
                            141 x 9.1GB UltraSCSI disks
                 1     1    21 Console Terminals

2.2      Frontend Systems

                POS.  Qty.         Description

                 1     4    AlphaServer 800 5/400
                            Main memory 384 MB
                            I CPU
                 2     4    1 EISA / Ethernet adapter
                 3     4    PCI / FDDI adapter, DAS
                 4     8    4.3GB UltraSCSI disk for page/swapfiles
                 5     2    19" Cabinets
                 6     2    12/24GB DAT tape
                 7     4    1 PCI / 4-Port synchronous communications
                 8     8    PCI / UWD adapter to connect disk subsystem
                 9     2    Disk subsystem containing
                            4 x StorageWorks Container
                            redundant power supplies for StorageWorks container
                    1       114 x 4.3GB UltraSCSI disks
                 0     1    21 Console Terminals


CONTRAT FORTUNA * ANNEXE2         CONFIDENTIEL                    3/10

2.3      Monitor & Console System

                POS.   Qty.        Description

                 I      I    Digital Personal Workstation 433au
                             Main Memory 256MB
                             1 CPU
                             4.3GB UltraSCSI Disk
                 2      1    Graphics adapter
                 3      1           1 PCI/FDDI adapter, DAS
                 4      1                  12/24GB DAT tape
                 5      1                     2 1 " Monitor
                 6      1    Keyboard
                 7      1    DECserver to connect AlphaServer console ports
                 8      8    VT Terminals for systems operations
                 9      1    DECserver to connect VT terminals
                10      1    Personal Computer Pentium H
                             17" Monitor
                             Main Memory 128MB
                             1 x 4GB SCSI Disk
                             used for LAN Hub Management


3.       Hardware Specification Printers

                POS.   Qty.        Description

                 1      3    l7ppm laser printer configured
                             for use with Monitor & Console System


                                                               CONTRAT FORTUNA *
                                                               ANNEXE2
                                                               CONFIDENTIEL

4.       Hardware Specification Test System
4.1      Test System Backend

               POS.    Qty.        Description


                I       I    AlphaServer 800 51500
                             Main memory 512 N11B
                             I CPU
                2       1    EISA/Ethernet adapter
                3       1    PCI/FDDI adapter, DAS
                4       1    4.3GB UltraSCSI disk for page/swapfiles
                5       1    19" Cabinet
                6       1    PCI/UWSE adapter to connect tape
                7       1    35GB DLT tape
                8       1    PCI/UWD adapter to connect disk subsystem
                9       1    Disk subsystem containing
                             2 x StorageWorks Container
                        1    16 x 9. IGB UltraSCSI disks
            1 10 1 1 1 Console Terminal        I

4.2      Test System Frontend

               Pos.    Qty.        Description

                1       1   AlphaServer 800 5/400
                            Main memory 256 MB
                            I CPU
                2       1   1 EIS A/Ethernet adapter
                3       1   PCI/FDDI adapter, DAS
                4       1   4.3GB UltraSCSI disk for page/swapfiles
                5       1   19" Cabinet
                6       1   12/24GB DAT tape
                7       1   1 PCI/4-Port synchronous communications
                8       1   PCI/UWSE adapter to connect disk subsystem
                9       1   Disk subsystem containing
                            1 x StorageWorks Container
                            3 x 4.3GB UltraSCSI disks
               10 I I Console Terminal


CONTRAT FORTUNA * ANNEXE2         CONFIDENTIEL

5.       Network Components Primary Data Center

               Pos.    Qty.        Description

                1       1   19" Cabinet
                2       2   Multiswitch 900 Multiswitching System
                3       4   redundant power supplies for Multiswitching System
                4       4   1 6-Port FDDI concentrator to connect AlphaServer System to FDDI
               15       1   132-Port Ethernet IOBase Switch
               16       1   11 x FDDI, 6x Ethernet FDDI/Ethernet Switch

5.1 The FDDI connection between the primary and backup data center will be provided by FDJ.
6.       Network Components Backup Data Center

               Pos.    Qty.        Description

                1       1    19" Cabinet
                2       2    Multiswitch 900 Multiswitching System
                3       4    redundant power supplies for Multiswitching System
               4 1      3    1 6-Port FDDI concentrator to connect AlphaServer System to FDDI
                5       1    132-Port Ethernet IOBase Switch
                6       1    1 Ix FDDI, 6x Ethernet FDDI/Ethernet Switch

6.1 The FDDI connection between the primary and backup data center shall be provided by FDJ.
7.       Requirements for the computer centers to be provided by FDJ
7.1 FDJ shall provide the primary data center and backup data center sites where the computer equipment listed in this annex is to be installed according to the specifications of the original equipment manufacturer (DEC: System and Option Catalog EC 19080-32 / April 98).
7.2 FDJ will apply its own security standards. However FDJ will study any specific requirements of SGI based on technical constraints and submit SGI with possible solutions.


CONTRAT FORTUNA * ANNEXE2         CONFIDENTIEL

8.       Room and power requirements primary data center

         All power requirements refer to one cabinet.

   System         Ref.    No. of     Height    Width   Depth     Clearance    Clearance              Power
                         Cabinets    in mm    in trim  in mm   Front in turn  Rear in mm             Requirements

Backend System  2 A.2-1     2         1700      1200    925         1500        1000          220-240(240)V
AlphaServer     Pos. 1,2                                                                      5OHz-6OHz
8200                                                                                          Single-phase line-to-line or line-to
                                                                                              neutral
                                                                                              Max. input current 16A rms
                                                                                              Surge current 80A peak
                                                                                              Rating 16A
                                                                                              dual power controller
Backend System  2 A.2.1     3         1700      1800    900         1500        1000          220-240(240)V
Disk Subsystem  Pos. 10                                                                       5OHz
                                                                                              Single-phase
                                                                                              3 Wire, 2 pole IEC309
                                                                                              Rated current IOA
                                                                                              dual power controller
Frontend System 2 A.2.2     2         1700      1200    900         1500        1000          220-240(240)V
AlphaServer 800 Pos. 5                                                                        5OHz
                                                                                              Single-phase
                                                                                              3 Wire, 2 pole IEC309
                                                                                              16A
                                                                                              dual power controller
Network         2 A.6       1         2100       800    800         1500        1000          220-240(240)V
LAN             Pos. 1                                                                        50Hz
                                                                                              Single-phase
                                                                                              3 Wire, 2 pole IEC309
                                                                                              16A
                                                                                              dual power controller
Test System     2 A.5.1     1         1700       600    900         1500        1000          220-240(240)V
Backend                                                                                       50Hz
                                                                                              Single-phase
                                                                                              3 Wire, 2 pole IEC309
                                                                                              16A
                                                                                              single power controller
Test System     2 A.5.2     1         1700       600    900         1500        1000          220-240(240)V
Frontend                                                                                      50Hz
                                                                                              Single-phase
                                                                                              3 Wire, 2 pole IEC309
                                                                                              16A
                                                                                              single power controller


CONTRAT FORTUNA * ANNEXE2         CONFIDENTIEL

9.       Room and power requirements secondary data center

       All power requirements refer to one cabinet.

    System          Ref.   No. of    Height   Width    Depth    Clearance     Clearance            Power
                          Cabinets   in mm    in mm    in nun  Front in mm   Rear in mrn           Requirements

Backend System    2 A.3.1     2       1700     1200      925      1500          1000          220-240(240)V
AlphaServer       Pos. 1,2                                                                    50Hz-6OHz
8200                                                                                          Single-phase line-to-line or line-to
                                                                                              neutral
                                                                                              Max. input current 16A rms
                                                                                              Surge current 80A peak
                                                                                              Rating 16A
                                                                                              dual power controller
Backend System    2 A.3.1     3       1700     1800      900      1500          1000          220-240(240)V
Disk Subsystem    Pos. 10                                                                     5OHz
                                                                                              Single-phase
                                                                                              3 Wire, 2 pole IEC309
                                                                                              Rated current I OA
                                                                                              dual power controller
Frontend System   2 A. 3.2    2       1700     1200      900      1500          1000          220-240(240)V
AlphaServer 800   Pos. 5                                                                      5OHz
                                                                                              Single-phase
                                                                                              3 Wire, 2 pole IEC309
                                                                                              16A
                                                                                              dual power controller
Network           2 A.7       1       2100      800      800      1500          1000          220-240(240)V
LAN               Pos. I                                                                      5OHz
                                                                                              Single-phase
                                                                                              3 Wire, 2 pole IEC309
                                                                                              16A


10.      Schematic diagram

         This section contains a drawing of the structure of the offered hardware. This diagram is only intended to provide a general overview. The actual scope of delivery is exclusively defined by the annex sections 2A.I. to 2A.8. with the exclusion of section 2A.9.

CONTRAT FORTUNA * ANNEXE2         CONFIDENTIEL

11.      Auditing system

                  Any DEC Alpha in the installed configuration can be used for audit purposes. No additional hardware is necessary or proposed. This operation does not have any impact on the performances of the system.

12.      Archiving system

                  None proposed

13.      Parameterising system for SciScan terminals

                  It is proposed that an existing Pentium class PC running Windows 95 or NT or higher is used. A flatbed scanner will be provided by Scientific Games.

14.      Retailer hot-line - Vitrolles

                  The existing PC's in retailer hot-line are assumed to be usable. They must be Pentium class PC's running Windows 95 or NT or higher with 32 megabytes of RAM and 300 megabytes of available hard disk space. The client software running on these PC's will connect with the DEC host back-end computer, so the LAN network should be arranged accordingly. There should be no additional peripherals required. This is planned as a parallel running application to the existing system.

15.      'Surveillance des jeux' - Moussy

                  The existing PC's are assumed to be usable. They must be Pentium class PC's running Windows 95 or NT or higher with 32 megabytes of RAM and 300 megabytes of available hard disk space. The client software running on these PC's will connect with the DEC host back-end computer, so the network should be arranged accordingly. There should be no additional peripherals required. Procedures will be similar to the existing ones.

16.      FDJ central warehouse - Fosses

         The existing PC's are assumed to be usable. They must be Pentium class PC's running Windows 95 or NT or higher with 32 megabytes of RAM and 300 megabytes of available hard disk space. The client software running on these PC's will connect with the DEC host back-end computer, so the network should be arranged accordingly. Additional peripherals and devices, such as label printers (3) and scanners/ portable terminals to read barcode (10 units), will be provided and installed by SGI.

17.      DCM- Boulogne and other sites

                  Existing Pentium class PC's running Windows 95 or NT or higher are to be used. There are no additional requirements for these PC's.

CONTRAT FORTUNA * ANNEXE2         CONFIDENTIEL

       ANNEXE 3: LISTE DES LOGICIELS SYSTEME ET APPLICATIFS

         This annex describes all software licenses that are contained in the SGI.NET ITGS delivery to FDJ.

I/ Central system

         1.1. All licenses of Oracle and VMS which are currently used with the System and which are subject to the following deliveries offer the widest standard use available for the end user that can be obtained from the original supplier.


CONTRATFORTUNA-ANNEXE3            CONFIDENTIEL                    1/10

1.2.     Software Licenses SGI-NET GS Application Software

    Product           Short Description                     Qty/    Qty  Installation  Distribution  Source    License Type  Version
                                                            Sys    total    done by       Media      Code
                                                                                                     Delivery

SGI-NET ITGS   Application Software SGI-NET ITGS for         n/a     I        Sol          Tape        yes    based on number  V1.0
               maximum 15.000 instant validations terminals                                                    of terminals

1.3.     Software Licenses Primary Data Center
1.3.1.   Backend-Systems

    Product                      Short Description                        Qty/  Qty     Installation    Distribution    Source
                                                                          Sys  total      done by          Media        Code
                                                                                                                        Delivery

OpenVMS Base License     Operating System Base License for AlphaServer     1     2          Sol            CD-ROM          no
                         Systems

Enterprise Integration   Additional Products for the operating system      1     2          SGI            CD-ROM          no
Packaize
OpenVMS User License     Operating System User License                    n/a               Sol              n/a           n/a
VMScluster Software      OpenVMS Cluster Software                         rda    2          Sol            CD-ROM          no
Volume Shadowing         OprnVMS Host Based Volume Shadowing               1     2          Sol            CD-ROM          no
Software
DECnet/OSI Extended      DECnet / OSI Extended Function to provide        n/a    I          Sol            CD-ROM          no
Function                 Cluster Alias functions
HSZ Firmware             Firmware License for disk controllers            n/a    4          Sol           Flash-ROM        no
ORACLE RDBMS             Oracle Enterprise Edition                        n/a   72          SGI            CD-ROM          no

ORCALE Parallel Server   Oracle Enterprise Edition                        n/a   72          Sol            CD-ROM          no
                         Parallel Server Option
System Management Tools  Data Collector                                                                    CD-ROM          no
                         TRAD                                            V2.0
                         Console Manager


    Product               License Type    Version

OpenVMS Base License          BASE        V7.1-IHI
Enterprise Integration        BASE        V7.l-lHI
Packaize
OpenVMS User License          CONC        V7.1-IHI
VMScluster Software           TRAD        V7.1-IHI
Volume Shadowing              TRAD        V7.1-IHI
Software
DECnet/OSI Extended           TRAD,       V7.1-IHI
Function
HSZ Firmware                   n/a            V3.0
ORACLE RDBMS                   RT       V7.3.2.3.2
                            run time
ORCALE Parallel Server         RT       V7.3.2.3.2
                            run time
System Management Tools


1.3.2    Frontend- Systems

    Product                      Short Description                        Qty/    Qty     Installation  Distribution  Source
                                                                          Sys    total        done         Media       Code
                                                                                               by                    Delivery

OpenVMS Base License     Operating System Base License for AlphaServer    -1       4          Sol         CD-ROM        no
                         Systems


    Product             License Type    Version

OpenVMS Base License        BASE       V7.1-11-11


CONTRATFORTUNA-ANNEXE3            CONFIDENTIEL                    2/10

    Product                     Short Description                       Qty/  Qty I  Installation  Distribution  Source
                                                                        Sys  total       done         Media       Code
                                                                                          by                    Delivery

Enterprise Integration    Additional Products for the operating system   1     4         SGI         CD-ROM        no
Package                                                                 n/a    8         SGI           n/a         n/a
Open
    nVMS UseLr License    operating System User License                                                            no
VMScluster Software       OpenVMS Cluster Software                      n/a    4         SGI         CD-ROM
Volume Shadowing          openVMS Host Based Volume Shadowing            1     4         SGI         CD-ROM        no
Software
DECnet/OSI Extended       DECnet / OSI Extended Function to provide     n/a    2         SGI         CD-ROM        no
Function                  Cluster Alias functions;
X.25 Software             DEC X.25 Software                              1    41         SGI         CD-ROM        no
System Management Tools   Data Collector                                                 SGI         CD-ROM        no

                          System Watchdog Agent
                          Console Manager


    Product               License  Type Version

Enterprise Integration      BASE     V7.1-IHI
Package                     CONC     V7.1-IHI
Open
    nVMS UseLr License      TRAD     V7.1-IHI
VMScluster Software         TRAD     V7.1-IHI
Volume Shadowing
Software
DECnet/OSI Extended         TRAD,    V7.1-IHI
Function
X.25 Software               TRAD
System Management Tools     TRAD         V2.0


1.3.3.   Monitor & Console System

    Product                     Short Description                         Qty/   Qty  Installation  Distribution  Source
                                                                          Sys   total     done         Media      Code
                                                                                           by                     Delivery

OpenVMS Base License      operating System Base License for AlphaServer    1      2        SGI        CD-ROM        no
                          Systems                                                                                   no
N AS 150 Package          Additional Products for the operating system     1      2        SGI        CD-ROM

OpenVMS User License      - Operating System User License                 n/a     6        SGI          n/a         n/a
VMScluster Software_      OpenVMS Cluster Software                        n/a     I        SGI        CD-ROM        no
System Management Tools   Data Collector                                   1      2        SGI        CD-ROM        no
                          Console Manager
                          System Watchdog Agent
Windows NT4.0             License for Hub Management PC                                               CD-ROM        no
Workstation License
                             SN MultiChassis Manager                                       iGI        CD-ROM        no
                          Hub Management Software


    Product                  License   Type Version

OpenVMS Base License           BASE      V7.1-IHI
                               BASE      V7.1-IHI
N AS 150 Package

OpenVMS User License           CONC      V7.1-IHI
VMScluster Software_           TRAD      V7.1-IHI
System Management Tools        TRAD          V2.0


Windows NT4.0                   n/a            40
Workstation License
                               PERS


1.3.4.   Test Backend System


    Product                     Short Description                         Qty/   Qty   Installation  Distribution    Source
                                                                          Sys   total      done          Media        Code
                                                                                                                    Delivery

OpenVMS Base License      Operating System Base License for AlphaServer    I      I        SGI          CD-ROM         no
                          Systems


    Product            License Type     Version

OpenVMS Base License      BASE          V7.1-IHI


CONTRATFORTUNA-ANNEXE3            CONFIDENTIEL                    3/10

       Product                      Short Description                    Qty/   Qty  Installation  Distribution    Source
                                                                         Sys   total     done          Media       Code
                                                                                          by                       Delivery

Enterprise Integration    Additional Products for the operating system    I      I       SGI          CD-ROM          no
Package
OpenVMS User License      Operating System User License                  n/a     8       SGI            n/a           n/a
ORACLE RDBMS              Oracle Enterprise Edition                      n/a    16       SGI          CD-ROM          no
                                                                          I
ORCALE Parallel Server    Oracle Enterprise Edition                      n/a    16       SGI          CD-ROM          no
                          Parallel Server Option
System Management Tools   Data Collector                                  I      I       SGI          CD-ROM          no
                          Console Manager
                          System Watchdog Agent


                           License Type     Version

Enterprise Integration         BASE         V7.1-IHI
Package
OpenVMS User License           CONC         V7.1-IHI
ORACLE RDBMS                    RT        V7.3.2.3.2
                             run time
ORCALE Parallel Server          RT          V7.12.12
                             run time
System Management Tools        TRAD             V2.0


1.3.5.   Test Frontend System

       Product                      Short Description                    Qty/   Qty  Installation  Distribution    Source
                                                                         Sys   total     done          Media       Code
                                                                                          by                       Delivery

OpenVMS Base License      Operating System Base License for AlphaServer   I      I       SGI          CD-ROM          no
                          Systems
Enterprise Integration    Additional Products for the operating system    I      I       SGI          CD-ROM          no
Package                                                                          I
OpenVMS User License      Operatiq&System User License                   n/a     2       SGI           n/a            n/a
X.25 Software             DEC X.25 Software                               I      I       SGI          CD-ROM          no
System Management Tools   Data Collector                                  I      I       SGI          CD-ROM          no
                          Console Manager
                          System Watchdog Agent


       Product             License Type    Version

OpenVMS Base License          BASE         V7.1-IHI

Enterprise Integration        BASE         V7.1-IHI
Package
OpenVMS User License          CONC          V7.IAHI
X.25 Software                 TRAD
System Management Tools       TRAD             V2.0


1.4.     Software Licenses Backup Data Center

1.4.1.   Backend Systems

       Product                      Short Description                    Qty/   Qty  Installation  Distribution    Source
                                                                         Sys   total     done          Media       Code
                                                                                          by                       Delivery

OpenVMS Base License      Operating System Base License for AlphaServer   1      2       SGI          CD-ROM         no
                          Systems
Enterprise Integration    Additional Products for the operating system    1      2       SGI          CD-ROM         no
Package                                                                   I      I         I               I         II
OpenVMS User License      Operating System User License                  n/a    40       SGI                         n/a


       Product             License Type    Version

OpenVMS Base License          BASE         V7.1-1HI

Enterprise Integration        BASE         V7.1-IHI
Package
OpenVMS User License          CONC         V7.I-JHI


CONTRATFORTUNA-ANNEXE3            CONFIDENTIEL                    4/10

       Product                      Short Description                Qty/   Qty   Installation  Distribution   Source
                                                                     Sys   total      done         Media       Code
                                                                                       by                      Delivery

VMScluster Software       OpenVMS Cluster Software                   n/a     2        SGI         CD-ROM          no
Volume Shadowing          OpenVMS Host Based Volume Shadowing          1     2        SGI         CD-ROM          no
Software
DECriet/OSI Extended      DECnet / OSI Extended Function to provide  n/a     I        SGI         CD-ROM          no
Function                  Cluster Alias functions                            I
HSZ Firmware              Firmware License for disk controllers      n/a     4        SGI       Flash-ROM         no
ORACLE RDBMS              oracle Enterprise Edition                  n/a    72        SGI         CD-ROM          no

ORCALE Parallel Server    oracle Enterprise Edition                  n/a    72        SGI         CD-ROM          no
                          Parallel Server Option_                     --
System Management Tools   Data Collector                               1     2        SGI         CD-ROM          no
                          Console Manager
                          System Watchdog Agent


       Product              License Type     Version

VMScluster Software             TRAD         V7.1-IHI
Volume Shadowing                TRAD         V7.1-IHI
Software
DECriet/OSI Extended            TRAD         V7.1-IHI
Function
HSZ Firmware                                     V3.0
ORACLE RDBMS                     RT        V7.3.2.3.2
                              run time
ORCALE Parallel Server           RT        V7.3.2.3.2
                              run time
System Management Tools          AD              V2.0


1.4.2.   Frontend Systems

       Product                      Short Description                     Qty/   Qty   Installation  Distribution    Source
                                                                          Sys   total      done         Media        Code
                                                                                            by                       Delivery

OpenVMS Base License      Operating System Base License for AlphaServer    1      4        SGI         CD-ROM           no
                          Systems
Enterprise Integration    Additional Products for the operating system     1      4        SGI         CD-ROM           no
Package
OpenVMS User License      Operating System User License                   n/a     8        SGI          n/a             n/a
VMScluster Software       OpenVMS Cluster Software                        n/a     4        SGI         CD-ROM           no
Volume Shadowing          OpenVMS Host Based Volume Shadowing              1      4        SGI         CD-ROM           no
Software
DECnet/OSI Extended       DECnet / OSI Extended Function to provide       n/a     2        SGI         CD-ROM           no
Function                  Cluster Alias functions
X.25 Software             DEC X.25 Software                                1      4        SGI         CD-ROM           no

System Management Tools   Data Collector                                   1      4        SGI         CD-ROM           no
                          Console Manager
                          System Watchdog Agent


       Product              License Type     Version

OpenVMS Base License            BASE         V7.1-IHI
                                BASE         V7.1-IHI
Enterprise Integration
Package
OpenVMS User License            CONC         V7.1-IHI
VMScluster Software             TRAD         V7.1-IHI
Volume Shadowing                TRAD         V7.1-IHI
Software
DECnet/OSI Extended             TRAD         V7.1-IHI
Function
X.25 Software                   TRAD             V2.0

System Management Tools         TRAD,


CONTRATFORTUNA-ANNEXE3            CONFIDENTIEL

1.4.3.   Monitor & Console System

       Product                      Short Description                     Qty/   Qty    Installation   Distribution     Source
                                                                          Sys   total       done           Media         Code
                                                                                                                       Delivery

OpenVMS Base License      Operating System Base License for AlphaServer    I      I         SGI           CD-ROM          no
                          Systems
NAS150 Package            Additional Products for the operating system     I      I         SGI           CD-ROM          no

OpenVMS User License      Operating System User License                   n/a     3         SGI            n/a            n/a
System Management Tools   Data Collector                                   I      I         SGI           CD-ROM          noTRAD
                          Console Manager
                          System Watchdog Agent
Windows NT4.0             License for Hub Management PC                    I      I         SGI           CD-ROM          no
Workstation License
ClearVISN MC              ClearVISN MultiChassis Manager                   I                              CD-ROM I        no
                          1 Hub Management Software


       Product          License Type    Version

OpenVMS Base License        BASE        V7.1-IHI

NAS150 Package              BASE        V7.1-IHI

OpenVMS User License        CONC        V7.1-IHI
System Management Tools                     V2.0


Windows NT4.0               111a             4.0
Workstation License
ClearVISN MC                PERS


1.5.     BMC Patrol Tools

         On request of FDJ the usability of BMC Patrol System Management Tools shall be evaluated by SGI in the course of contract fulfillment. In case the usage of these tools for SGI-NET ITGS is considered feasible by SGI a separate proposal will be submitted by SGI to FDJ. The purchase of these tools by FDJ can be handled by an individual order outside this supply agreement.

1.6. The software licenses for the following systems/work places shall be expressly excluded:

         i)       All test tools
         ii.)     All development tools
         iii.)    All software for PC work places and their corresponding
                  networking as well as for all file servers of the SGI/FDJ systems operations or other departments of FDJ


CONTRATFORTUNA-ANNEXE3            CONFIDENTIEL

2. / SCISCAN TERMINAL SOFTWARE MODULES AND DEVELOPMENT ENVIRONMENT

All the following software or software modules will be delivered to FDJ as well as source code (except for the "Elvis" module listed under ss. 2.1, and the modules listed under ss. 2.2 and ss. 2.3 of this annex) and detailed specifications so that FDJ is in a position with the required training to maintain and modify the applications by itself. All the following software can be used by FDJ without any restriction providing FDJ runs it on Sciscan or Sciscan-type terminals.

2.1. General Application Modules

1. Download Manager: Process that starts the download process upon receiving a message (to do so) from another process.

2. Alarm Manager: Process that manages an alarm table and sends alarm messages when necessary to other processes. One example might be to notify an application of a scheduled download.

3. Modem Manager: Process that handles all modem (hardware) related processing. The process communicates with the modem specific hardware driver.

4. ELVIS (Electronic Latex Validation Software): Process that handles all latex evaluation functions. This process reads signature map data files as well as contains the virtual machine that executes virtual signature map (Jello) programs.

5. IPP Manager: Process that handles communication and control between the upper MCP (Master Control Processor) and the lower IPP (Intelligent Peripheral Processor) board.

6. Print Manager: Process that managers the printing requirements of the Sciscan unit. Formats and queues reports sent from the terminal application, or from the host, for output to the printer.

7. Window Manager: Process to handle all LCD windowing functionality on the Sciscan unit.

8. Memory Manager: Process to manage block allocation of SRAM and Flash memory for process related needs. (i.e. signature map storage, unit configuration, etc.

9. Configuration Manager: Process that manages a configuration data file which contains items like screen definitions, customer specific data, modem initialization strings, system settings, or other process related data.

10. OSTRAPS (Special.dll) Operating system specific subroutine library for routines that are restricted by the OS.

11. Terminal Application: Customer specific application that handles user 1/0, manages customer specific needs, procedures, or policies. The terminal application controls overall unit functionality.

12.  Host Manager: Specific protocol definitions, current HDLC.

13. SCISCAN: (Also known as HUB) An executable module that functions as a communication router between processes. This is the first application run by the Sciscan at system startup.

2.2. Signature Map Software

1. Game signature maps require 100 to 15,000 bytes. For example, probability games take 1 OK to 15 K bytes. Probability games are stored in Flash while smaller games are stored in SRAM.

2. Signature Map Software - Software for generating and reading signature maps has evolved over time and there are multiple versions of the ELVIS program still being utilized in the field. A signature map can best be thought of as a template, defining the general layout of a ticket. There are four different types of signature maps in use. They can be defined as "Young Elvis", "Beach Elvis", "Sumo Elvis", and "Japanese Elvis". Although each different type is currently applied to individual customers, they each can be separately categorized. None of the programs listed are in a condition prepared for release outside of Scientific Games Personnel (NOT FOR RELEASE)

3. "Young Elvis" - A signature map in the form of a data file that is read by the ELVIS executable program residing on the Sciscan unit. Currently used in West Virginia only.

4. "Beach Elvis" - A signature map in the form of a data file with a file header that is read by the ELVIS executable program residing on the Sciscan unit. Currently used in Main, Nebraska, and Virginia, although headers vary between customers.

5. "Sumo Elvis" - A signature map in the form of a virtual program that is executed by a Virtual Machine which is part of the ELVIS executable program residing on the Sciscan unit. The "Sumo Elvis" code is generated through a Visual Jello O.E.L.L.0 - Japanese Elvis Language O.x) development tool.

6. "Japanese Elvis" - A signature map in the form of a vitual. program that is executed by a Virtual Machine which is part of the ELVIS executable program residing on the Sciscan unit. The "Japanese Elvis" code is generated through a predefined high level programming source code and compiled into the virtual program. "Japanese Elvis" signature maps are used in the probability gaming market exclusively.

7. Support Utilities - The signature map generation process has several utility programs which are used "in house" to aid in the production and release of signature maps. The following utilities are currently in use:

8. "Ticket Data Base Builder" - This utility is used to acquire and establish a data set of scanned tickets for input into the "Virtual Machine Simulator Program" used to evaluate signature maps.

9. "Virtual Machine Simulator Program" - A program designed to run in batch mode on a personal computer which reads a "ticket data base" and processes those tickets as if they were each scanned on a Sciscan unit and evaluated using the virtual program signature map.

10. "Signature Map Header Utility" - Utility program used for manipulating the header information on the "Sumo Elvis" and the "Japanese Elvis" virtual program signature maps.

11. "Sigblast" - A program used on the Personal Computer to download signature map files or vitual programs, depending on signature map type, to the Sciscan unit.

12. "Fatfree Jello Compiler" - A compiler program that takes "Japanese Elvis" source code and compiles it into ELVIS executable virtual signature map programs for down loading into the Sciscan unit.

2.3. Probability Ticket Software

1. Probability Game Demo Software - This is the software designed to allow results of a Sciscan units read of a ticket to be displayed on a PC's monitor for demo purposes.

2.4. Ticket QA Software

2. "Instant Ticket QA" - Quality assurance program to measure quality of printed tickets throughout the manufacturing process. The monitoring is accomplished by scanning a virgin (unscratched) ticket, and scanning a fully scratched one, to measure them against an acceptable range.

3. "Instant Ticket QA lite" - Quality assurance program to measure quality of printed tickets throughout the manufacturing process but limiting information available to the user. This version is designed to be released to competing ticket manufacturers.

4. "Probability Ticket QA" - Quality assurance program to measure quality of probability tickets throughout the manufacturing process. The monitoring is accomplished through the scanning of a ticket scratched in a predetermined fashion.

2.5. Software Delivery:

Several methods exist for software distribution and selected method will depend on size of data to transfer and technological capabilities of France. The following media are available:

i)     Floppy diskette
ii)    Jaz diskette
iii)   CDROM
iv)    Direct modem transfer

v)     Tapes - (1600bpi, 6250 reel to reel) and (8mm)
vi)    Compressed files via  email
vii)   Ftp
viii)  Tapes - (1600bpi, 6250 reel to reel) and (8mm.)

2.6.   Development Environment:

Editor:                   Codewright
Compiler:                 Microware Ultra C
Operating system:         Microware OS9000
Source Directory:         /DEV/SCISCAN

2.7. Other software features:

-    Training mode for retailers resident on terminal
- Modular software architecture o All software on the terminal is downloadable
-    each module can be downloaded separately
-    Sig maps are downloadable as parameters
-    Transactions are optimised in terms of telecommunication network costs
     (TRANSPAQ

ANNEX 4: DELIVERY SCHEDULE AND MILESTONE DEADLINES

This Annex presents the conclusion of this Agreement in accordance with the provisions of Article 16.

The Milestone Deadlines are indicated by an asterisk in the column describing the different tasks of the performance of the Agreement. In the diagram, these Milestone Deadlines are indicated by a star.

Detailed Specifications

The Annexes to the Agreement only contain a preliminary specification of the functional needs of FDJ, a phase of 8 weeks starting from the date of signature of this Agreement shall be dedicated to the joint drafting of the detailed specifications (i.e., IHM, chaining, file formats, interfaces, reports, etc.).

ANNEXE 5: PRESTATIONS ET FOURNITURES DE FDJ

This chapter contains the list of general services and deliverables which must be performed from FDJ on schedule and free of charge. All such services and deliveries will specified in detail by SGI prior to delivery.

    No.                                  deliverable/service/requirement

 Al General overall project management and coordination with third parties

     BI Response to SGI's or FDJ's questions concerning specification/ implementation after a written request by either party within 10 business days

     -1 Coordination WAN (for terminals, for data centers, for remote workplaces, etc.) inclusive conception, implementation, test, installation etc. based on prior recommendations from SGI

     C2 Supply of U 100 on line terminals when required Training on these terminals as required by SGI staff Maintenance of the terminals

     DI Provision of all facility location/data center equipment except hardware/systemsoftware for SGI-NET 1TGS

     D2 Provision of all elements according to the supply list ,FDJ deliverables for hardware/systemsoftware delivery and installation"

     El Definition of all kinds of instant tickets, labels, etc. intended for (bar code) processing.

     E3   Design of all the necessary printing varieties, documents and forms.

     E4   Planning, definition and supply of the business configuration data.

     E5 Supply of working material for testing and operation in the required extent as detailed by SGI.

     E6 Collection of basic data (actors data, game data, etc.) or conversion from existing systems and provision of latter, in case this should be required for the test runs.

     E7 Provision of the necessary number of staff members with all the required qualifications who are to accompany the acceptance test runs/performance test runs.

     E8 Preparation of the FDJ business methods and organization units for online-operation

     E9 Provision of all elements according to the supply list 'FDJ deliverables for the performance test' to be jointly worked out between SGI and FDJ.

     E10 Provision of all elements according to the supply list ,FDJ deliverables for the internal SGI-NET I tests" to be jointly worked out between SGI and FDJ.

     Ell Provision of all elements according to the supply list ,FDJ deliverables for the functional acceptance test" to be Jointly worked out between SGI and FDJ.

     F1 Provision of operable hardware, software and communication facilities for the connection of the FDJ systems (financial accounting system, PCs and PC-network, etc.) to the central online system.

Ensuring participation of an adequate number of staff members with the demanded qualifications at the training provided by SGI.

G2 Training of terminal operators together with SGI
G3 Training of terminal maintenance personnel together with SGI
G4 Training of terminal hotline personnel together with SGI

H1 Terminal installation planning and organization
H2 Terminal installation
H3 Terminal field maintenance

11 Preparation of the FDJ business methods and organization units for online-operation
13   Planning and execution of final user support.
14 Computer center emergency/contingency planning including precautionary measures.
15   Planning and execution of physical security and FDJ network.
V Planning and execution of the transition from offline-operation to online-operation as well as planning and execution of the parallel operation. Planning and ensuring organizational processes including work instructions for the realization of data protection and data security based upon SGI instructions.

SUPPLY-ITEM LIST FOR FDJ DELIVERABLES FOR HARDWARE/SYSTEM
SOFTWARE DELIVERY AND INSTALLATION

This chapter contains the supply-item list for milestone C3/pilot test phase which must be performed from FDJ on schedule and free of charge.

REQUIREMENTS TO THE ROOMS TO BE PROVIDED BY FDJ

In general FDJ must provide the primary data center and backup data center sites where the computer equipment described in SGI's offer is to be installed.

ESTABLISHMENT OF DATA CENTERS

A9 Antenna existing connection for France Inter time synchronization of the data centers
B I Provision of an LAN/WAN suitable for the connection of the hardware components from SGI-NET ITGS (a router can be added if necessary)
B2 Provision of operable hardware, software and communication facilities for the connection of the FDJ systems in different locations (financial accounting system, PCs and PC-network, etc.) to the central online system.
B3 Line tracing and line access to the wide area networks (for terminal connection, for inter data center connection, etc.) in a distribution box in each of the data centers/locations following SGI's recommendations. There has to be one distribution box for each computer center/location which must be positioned within from the front end processors concerned. (X2 1 /V 11)
B4   I Supply of the required wide area network connections to the LAN
B5 Supply of the data communication equipment (modems, etc.) with connection to the wide area networks in the data centers/locations following SGI's recommandations.. Connection of the front end processors via 2 to 4 lines (X2 1N 11).
B6 Creating all the required cabling outside the data centers (interconnection of data centers, etc.). with a coordination between SGI and the WAN provider
B7   Connection leads to the carrier network in a distribution cabinet.
B8 Provision of the switching units for the backup wide area network connections to terminals. (if any necessary) B9 Possibility of connecting the terminals to the in-house testing system B10 Possibility of connecting the in-house terminals to the production system
0B11 File transfer possibility for operation of external interfaces (financial accounting, actors data, etc.)
C10 Sufficient quantity of data center consumables (magnetic tapes, printing paper, printed forms, toner, etc)

ESTABLISHMENT OF PRINTERS' ROOMS

The printers rooms will be set up in accordance with the OEM specifications and FDJ internal requirements.

SECURITY RECOMMENDATIONS

FDJ will apply its own security standards. However FDJ will study any specific requirements of SGI based on technical constraints and submit SGI with possible solutions.

WORKING ROOMS FOR SGI STAFF MEMBERS

No.                    deliverable/service/requirement
Provision of a minimum of 3 work places in a room. Each work place have to be equipped as follows:

     1x   standard office furniture (table, chair, waste basket .... )
     Ix   PC with terminal emulation and standard FDJ Microsoft Office Products
     Ix telephone with direct dialing capability to SGI-headquarters (the accruing telephone costs shall be borne by FDJ)

       The PCs of the work places are networked ; there has to be at least one central laser printer connected.

       The work area shall provide for:

     Ix   fax machine
     Ix   cabinet that can be locked
     Ix   board/flip chart and writing utensils

       This provisions have to be available as of hardware installation until the end of the warranty for the software.
2    Possibility of using (sharing) a conference room
3    Possibility of secretary assistance from time to time (copies,...)

OTHER MEASURES

No.                    deliverable/service/requirement

1 Provision of training rooms including all the required technical infrastructure (except training system) as far as is required.

Annex  6


OMITTED

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ANNEX 7: PRICE AND PAYMENT SCHEDULE

I        PRICE OF THE SYSTEM IN FRF (Delivered Duty Paid)

Central System

1.1.  Hardware and Software DEC and Oracle

         (capacity [*] terminals - test system included)

FDJ will acquire from SGI the central site equipment, including the equipment set forth in Annex 2 (paragraphs 1 and 10). The price is FRF [*] excluding taxes. Prior to the sale, the equipment shall be bought directly by SGI from DEC France. In the event that the purchase price of this equipment by SGI is less than FRF [*] before taxes, the price paid to FDJ to SGI shall be identical to the price paid by SGI to DEC France.

In the event that DEC offers to SGI a definitive and non-negotiable price higher than FRF [*] FDJ shall have the option to either (i) acquire the equipment in question from SGI at the price proposed by DEC France or (ii) acquire such equipment directly from DEC France.

In any event, SGI and FDJ shall participate together in the negotiation and the conclusion of the contracts with DEC France, SGI retaining the entire liability with respect to the specifications relating to such equipment.

1.2.      SGI-NET - ITGS system:

1.2.1. Royalty of [*] usage rights (including auditing system) described in
       Art. 23.2 .........................USD [*]

1.2.2. Price for extension of these usage rights per 100 connected units
       ...................................USD    [*]

1.3.   Adaptation of the Software to the specifications of FDJ (Annex I Q
       ......................................................... USD [*]
1.4.   Support and management of SGI project ....................USD [*]

1.5.   Training (Annex 16) ......................................USD [*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


1.6. Maintenance (annual cost) (Annex 8):

       1.6.1. Maintenance of hardware and software DEC

FDJ may acquire from SGI the maintenance of the central site equipment set forth in Annex 2 (paragraphs I to 10). The estimated price of DEC, without the maintenance of the Software Oracle, is FRF [*].

in such case, SGI and FDJ shall participate in the negotiation and the conclusion of the contracts with DEC France, SGI retaining the entire liability with respect to the specifications relating to such maintenance services.

1.6.2.   SGI-NET software initial configuration
         (Remote System Control included)([*] of the license)
          .................................................**'**     USD [*]
1.6.3.   SGI-NET software extension
         per 100 additional connected units
          ([*]) ...........................................          USD [*]

1.7.     Options:

1.7.1.   Development system for SGINET central
         Software (Annex 14) ..............................          USD [*]

1.7.2.   Oracle "full use" license ........................          USD [*]

1.7.3.   Additional printer equipment for
         Central Site (Annex 14) ..........................          USD [*]

1.8. Additional options: transfer of know-how:

Training FDJ development staff:

This price is based on the costs that SGI would incur for training of the people internally. It is also assumed the staff in question would be experienced in Pascal and SQL programming,

               Training (6 months) plus programming practice(6 months).
               Training location Vienna, in the English language, price excludes
accommodation and travel expenses .........................        USD [*]

1.9.     Hourly rates for the following services:

         - programming .........................................USD    [*]/hour
         - management, design and analysis .....................USD    [*]/hour

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

         Assignments will be quoted on a project by project basis in an attempt to reduce costs.

1.10.    It is possible to expand the capacity of the System beyond         [*]
         terminals by [*] in adding double FEP's per site.

2.       Point of Sale equipment (SciScan@)

2.1.     SciScan@ hardware:

2.1.1.   Initial order [*] units ..........................FRF              [*]
         SciScan@ player display [*] units ................FRF              [*]

2.1.2.   SciScan@ hardware maintenance per year Initial
         order [*] units (starting after the
         guarantee period) ................................FRF              [*]

2.1.3.   SciScan@ hardware price after the initial order

Quantity > [*] same Price as initial order
[*]  < Q < [*] price + [*]%
[*]  < Q < [*] price + [*]%

the previous prices will be updated using the revision price formula mentioned in this annex.

2.2.     SciScan@ software:

2.2.1. SciScan@ software license price included in the price of the software of the central site in Section I of the present
         Annex.

2.2.2. SciScan@ software maintenance included in the price of the software of the central site in Section 1 of the present Annex.

2.2.3.   SciScan@ royalty fees for [*] units ...................USD [*]

2.3. For each additional unit connected to the system, a SciScan@ royalty fee of USD [*] per SciScan will be paid to SGI by FDJ.

         This will not be applied to the devices included in the future on-line Loto terminal of FDJ.

3.       Assistance for the exvioitation

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


         The price invoiced by SGI for the services described in Annex I I will be calculated as follows:

         Costs pertaining to wages of the SGI employee + [*] (including the project support and the SGI profit)

Plus

The travel and lodging expenses on site as per vouchers.

SGI an FDJ will try to minimize these costs.

4.  Price Revision

This formula applies to the hardware and the software of the central site and the SciScan Terminal and for the maintenance of the Software after the end of the first year of maintenance.

[*]

with

[*]
[*]
[*]
[*]
[*]
[*]
[*]

In the event of disappearance of the retained index, and in default of agreement between the parties with respect to a new index within two (2) months, the parties hereby accord competence to the President of the Tribunal of the Grande Instance de Paris to redefine a new index which shall thereby be incorporated into the above revision formula.

11. PAYMENT SCHEDULE

For each part of the system, the payments shall be made upon completion of the events set forth in the schedule of the Contract. The payment schedule is as follows :

1. Central Site

         1.1. Hardware Central Site and DEC and Oracle Software (capacity of [*] terminals):

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Event              Signature of       Delivery           Functional        Final               TOTAL
                   Contract                              Acceptance        Acceptance
Percenta ~e           [*]%               [*]%               [*]%              [*]%             100%
Amount                [*]                [*]                [*]               [*]                 [*]
(FRF)

          1.2. SGI-NET- system ITGS  [*]  licenses for the software):

Event             Signature of        Delivery            Functional         Final             TOTAL
                    Contract                              Acceptance         Acceptance
Percenta ~e          [*]%              [*]%                [*]%               [*]%           100%
Amount               [*]               [*]                 [*]                [*]               [*]
(USD)                    1

          1.3. Specific adaptations requested by FDJ:

          1.4. Support team for the SGI project.

[*] of total price of the services, i.e., [*] USD upon delivery of the System.

Then, [*] of the total price of the services, i.e., [*] USD, [*] months after delivery of the System.

Then, [*] of the total price of the services, i.e., [*] USD, [*] months after delivery of the System.

Then, [*] of the total price of the services, i.e., [*] USD, [*] months after delivery of the System.

1.5. Training of La Francaise Des Jeux personnel

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

The same Payment Schedule as adopted by SGI's project support team:

[*]% of total price of the services, i.e., [*] USD, upon delivery of the System.

Then, [*]% of the total price of the services, i.e., [*] USD, [*] months after delivery of the System.

Then, [*]% of the total price of the services, i.e., [*] USD, [*] months after delivery of the System.

Then, [*]% of the total price of the services, i.e., [*] USD, [*] months after delivery of the System.

2.     Equipment at Retailer (SciScang)

2.1.   SciScan@ Terminals

2.1.1. Terminals with player display ([*] units)

An advance payment corresponding to [*]% of the amount of the order, -i.e., [*] FRF, upon signature of the Contract.

Payment of the balance on the tenth of the month following a period of 30 days from the receipt of the invoice to which the acceptance minutes are attached (see Annex 19.

2.2.   SciScan@ Software

Event               Signature of      End of Delivery     Delivery       End of       End of          of TOTAL
                     Contract            field              Of            the        the Delivery    Guarantee
                                       acceptance         5,000th       10,000th       Of  the
                                         SciScan@        SciScan@       SciScan@
                                                                                                            0
Percenta [*]%            [*]%               [*]%              [*]%           [*]%           [*]%         100%
Amount [*]               [*]                [*]               [*]            [*]            [*]              [*]
(USD) I

3. Technical Assistance for the operation of the System:

Technical assistance shall be invoiced on a monthly basis depending upon the services performed and payment shall be made on the tenth of the month following a period of 30 days from the receipt of the invoice. Invoice and payment shall be in US dollars.

ANNEX 8: MAINTENANCE

8.1. Organization of relations between FDJ and SGI for the Maintenance of hardware and Software relating to the System

a)    Intervention requests by FDJ

These shall be notified to the extent they are required. In the event of an emergency, they may be transmitted by facsimile. Information relating to date/hour shall be recorded.

b)    Registered receipt of assistance requests

For each intervention request, a registered receipt shall be automatically and promptly sent to FDJ which shall include relevant date and time information.

c)    Statements supplied at the end of assistance

Following each intervention, SGI shall furnish a statement of its intervention describing:

- the incident,
- the diagnostic of SGI,
- the maintenance service(s) carried out,
- steps to be taken to remedy the incident,
- recording of the information relating to date/hour.

In turn, FDJ shall communicate in writing to SGI the time period of total breakdown of the System corresponding to this incident.

Statements shall be sent to FDJ by way of telecopy. In the event of emergency, they may be communicated by telephone and confirmed by facsimile.

8.2   Maintenance of Software

The purpose of this Annex is to set forth the maintenance of Software supplied under this Agreement, which shall include the following:

    corrective maintenance; update maintenance; HOT LINE telephone support (technical support).

8.2.1.   Method of carrying out corrective maintenance

a)       Available times for assistance requests

From Monday through Saturday between 8 am and 6 pm (Paris time)

b)       Timetable for assistance

The response time for SGI is defined as the period between the time of receipt of the assistance request (indicated by the receipt of the facsimile) and the time of repair (indicated by the receipt of the end of repair notice sent to FDJ).

The incidents, pursuant to the Software guarantee, may be divided into three groups:

(1)      Block incidents

An anomaly shall be deemed to be a block when it results in the complete impossibility to employ an application or functionality, or a block of more than 5% of the SciScan Terminals its use being blocked (engendering breakdown and a cessation of service), and correction is required within 4 hours in accordance with the provisions set forth below.

Taking account of the importance to FDJ of the correct functioning of the System, in the event of a block incident, SGI shall be required to resolve the technical problem within a maximum period of 4 hours from the assistance request and supplying either a final solution or a bypass solution. Any such solutions must comply with the functionality of the Software.

Subject to SGI's prior approval, FDJ reserves the right to intervene in the event of a block incident, with respect to the strategic portion of the System for the purposes of supplying a bypass solution. In this case, SGI is still required to intervene within the 4 hours from the time of assistance request so as to provide a solution. Any intervention by FDJ shall not terminate the contractual warranties made by SGI. FDJ will notify SGI of its intervention as soon as feasible.

If, owing to the exceptional nature of the block incident, SGI is not able to resolve the technical problem within 4 hours, SGI shall use its best efforts to provide a solution that conforms with the functionality of the Software as soon as possible. In such event, if SGI shows proof that it has used its best efforts, then it may resolve the technical problem within time limits exceeding 4 hours. If FDJ does not acknowledge that the incident is of an exceptional nature, SGI shall be entitled to apply the arbitration procedure described in
Section 49.2 in order to determine whether or not the incident was exceptional.

(2)      Non-Block incidents of non-conformity

Where the result is false, incomplete and not in conformity with the specifications of the Software, but does not constitute a block, a solution must be implemented by SGI within 15 days from the request for intervention made by FDJ.

(3)      Other Non-Block incidents

For other non-block incidents, a solution must be implemented by SGI within 45 days from the date that FDJ requests such intervention.

Whatever the nature of any incident, SGI shall be responsible for using all useful and necessary means in order to resolve the technical problems encountered by FDJ that are within the scope of the guarantee. This obligation includes, notably, the appropriate technical solutions, qualified and competent personnel, as well as a rapid execution of such responsibilities.

In the event of disagreement between FDJ and SGI as to the schedule, it shall be for SGI to resolve the technical problem within a maximum period of 45 days from the date of notification of the breakdown by FDJ.

For whatever reason and whatever the nature of the technical problem, SGI shall employ all useful and necessary means to resolve any technical problems encountered by FDJ as soon as possible.

8.2.2.   Methods of update maintenance

Update maintenance shall consist of implementing add-ons or modifications to the applications under guarantee, for the purposes of modifying a management system (application update), improving the user-friendliness or performance (perfecting update) and to incorporate the evolution of the needs of La Francaise des Jeux (technical update).

The methods are the following:

FDJ shall communicate a specification of requirements;

SGI shall respond within 20 business days giving a fee estimate in respect of the updates and indicating the possible implications of implementation thereof (i.e. in terms of performance, utilization and maintenance etc.); and

FDJ shall have 20 business days in which to either accept or refuse the implementation of any such evolution or update by SGI.

8.2.3. Methods of telephone support

The working hours with respect to telephone support shall be identical to those applicable to intervention requests under normal conditions.

SGI shall be required to put into place first level telephone assistance in the French language which shall be manned by personnel who are sufficiently qualified either to immediately respond or to call in appropriate other assistance.

Telephone assistance may be carried out in the English language if acceptable to the persons requiring assistance.

8.3.     Maintenance of Hardware

With respect to hardware maintenance of the System, SGI shall supply to FDJ replacement equipment in addition to spare parts and repair facilities.

          (a)     Available times for assistance requests

From Monday to Friday between 8 am to 6 pm (Paris time)

          (b)     Timetable for assistance

The response time for SGI for the purpose of maintenance is defined as the period between the time of receipt of the assistance request (indicated by the receipt of the facsimile sent by FDJ) and the time on which SGI has fulfilled its obligations in accordance with this Annex 8 (as indicated by the receipt of the end of repair notice sent to FDJ).

          (c)     Description of maintenance

Only defective components or elements, to the exclusion of entire hardware, shall be returned to SGI for repairs. The maintenance shall consist in the repair or exchange of the defective component, in such manner that the hardware shall always be in an acceptable state of functionality.

In any event, and of whatever the nature thereof, SGI shall employ all necessary means so as to resolve technical problems encountered by FDJ. Such obligation shall include, but not be limited to, appropriate technical solutions, competent and qualified personnel in addition to rapidity of execution of its obligation.

The exchanged piece need not be new, but must be fit for the purpose for which it is intended. The repossessed piece shall become the property of SGI.

     Replacement, labor and transport costs shall be borne by SGI.

SGI shall put into working order the defective hardware as follows:

within four (4) business hours for hardware for the central site set forth in Annex 2.

within two (2) business days for other hardware provided by SGI and described in Annex 2, following fax confirmation of a telephone call addressed to SGI during the aforementioned hours on a business day.

I

In order to put hardware back into working order, SGI may, depending on the information given to it, either:

- give to FDJ, by telephone, a solution capable of remedying the breakdown or fault;

-    to go on-site to proceed with the necessary repairs; or

- to decide upon any other solution which it considers appropriate to the circumstances.

8.4.     Penalty

In the event that there is a total breakdown of the System for more than 0.05% of running time per year, FDJ can claim penalties from SGI in the amount of FF. 7,000 HT per hour that exceeds this authorized down time. In any event, these penalties shall not exceed the fees of SGI for the annual maintenance of hardware and software.

Breakdown is defined as the time limit within the hour of issuance of the intervention request made by FDJ and the hour from which all the users can use the entire System.

8.5.     Exclusion from Maintenance

The following are excluded from the maintenance of Software and hardware provided by SGI hereunder:

Breakdown or dysfunction due to improper use of hardware or Software or noncompliance with user or installation instructions;

Breakdown or dysfunction due to an external cause (including, but not limited to, knocks, breakages, humidity, accident, water or other liquid damage, lightning, short-circuit, power supply faults, acts of vandalism, theft or attempted theft, defective lines);

-   Normal wear and tear of hardware and its accessories;

Breakdown or dysfunction caused by one or several modifications or add-ons made to hardware without the written consent of SGI;

Damage due to failure to maintain in accordance with the user manual or lack of surveillance or care;

Damage resulting from repairs or maintenance carried out by non-SGI approved persons;

Breakdown or damage caused by the use of consumables other than those recommended by SGI; in the absence of recommendation, FDJ shall be free to use the consumables;

- Deterioration following or due to insufficient packaging and/or poor condition of equipment returned to SGI;

- Transmission breakdowns (telecommunication network) including, but not limited to, bad geographical coverage by radio-electrical transmitters, interference linked to weather conditions, or faulty telephone lines;

-    Defects caused to hardware by bad environmental conditions; and

Breakdown or damage resulting from one or more modifications of all or part of the System without SGI's prior consent.

SGI shall not be required to provide the foregoing maintenance services as long as the equipment required for the use of the Software is unavailable, provided that such unavailability does not result from a breach of SGI hereunder.

Where the request for intervention addressed by FDJ is not attributable to a deliverable made by SGI, (hardware, Software, etc.), SGI shall be entitled to invoice in accordance with its rates in force at the time of intervention, displacement costs not being included therein, after having demonstrated to FDJ that the intervention is not attributable to a deliverable by SGI.

ANNEXE 9: ENGAGEMENT DE PERFORMANCE

1. This annex defines the performance requirements that have to be met by the hardware and software of the primary and back-up of the central system both independently of each other and jointly as well as in connection with the terminals subject to this contract.

2. The following data exist for the measurements of the performance obligations with regard to the on-line transaction processing:

           Number of SciScan terminals connected to the central system
            (mode of connection indicative only): via ISDN at the on-line retailers via ISDN at the courtiers via dial-up network at the off-line retailers The maximum total number of on-line terminals that can be operated on the contractual hardware and on which performance tests shall be based is

3. The following transaction response times shall have to be met with regard to the on-line transaction processing:

                   Transaction type       Handling Processing Transmission Processing     Total          Total
                                            time      time     time network  time        processing     processing
                                           SciScan   SciScan               SGI-NET     time & print   time & print
                                                                                          online         dial-up

         On-line instant-game-validation
         transaction (I ticket only)
         Max.                                                              1.00 sec. 5.00 sec.         12.00 sec.
         Avg.                                                              0.25 sec.
         Online instant-game validation-batch
         transaction (maximum 30 tickets)
         Max.                                                              8.00 sec. 15.00 see.        20.00 sec.
         Avg.                                                              2.00 sec.
         Sign-On miuction
         Max.                                                              10.00 sec. 20.00 sec.       20.00 sec.
         Avg.                                                              3.00 sec. I
         Sign-Off transaction
         Max.                                                              3.00 sec. 10.00 sec.        10.00 sec.
         Avg.                                                              1 .00 sec.
         Remise Courtier report transaction
         Max.                                                              12.00 sec. 20.00 sec.       20.00 sec.
         Avg.                                                              6.00 sec.
         Instant-game receive or activate pack
         transaction (I pack only)
         Max.                                                              1.00 see. 6.00 sec.         12.00 sec.
         Avg.                                                              0.25 sec. I
         Instant-game check-in pack from
         warehouse transaction at warehouse
         Max.                                                              1,00 sec. 3.00 sec.
         Avg.                                                              0.25 sec.

        The figures listed as "Max." are defined as "short load peaks". The figures listed as "avg." define the performance of a "continuous load".

4. The following throughput requirements shall have to be met with regard to the on-line transaction processing:

                      Transaction type                                        Transactions/sec.
Online instant-game-validation transaction (I ticket only):

Max.                                                                             130 t/sec.
Avg.                                                                              80 t/sec.
Online instant-game-validation batch-transaction (max. 30 tickets)

Max.                                                                               5 t/sec.
Avg.                                                                               1 t/sec.

         The figures listed as "Max." are defined as "short load peaks". The figures listed as "avg." define the performance of a "continuous load". All necessary batches, reports, downloading and maintenance can be carried out without any impact on the 'Max.' figures

5. The following minimum performance requirements have to be met with regard to the data volume to be processed:

                      Criteria                                    Required quantity
Number sold instant tickets/year                                  max. 2.600.000.000
Number sold instant packs/year                                      max. 26.000.000
Percentage of winning tickets/year                        approx. 25% of sold instant tickets
New games per year                                                     up to 10
Selling period of an emission                                    3 months to 1.5 years
Validation expiration time after end of selling                        3 months
period of an emission
Active games at a given time                                            max. 30
Simultaneous emissions/game                                             2 to 3
Number of tickets/emission                                         max. 350.000.000
Retention time for online accounting records                         max. 5 weeks
Number of switched virtual circuits per Front                         max. 4.000
End Processor

6. The system can be expanded to a maximum of 50.000 terminals by means of an extension of the number of double FEPs on both primary and back-up subsystems only (each additional double FEP on both sub systems can support an additional 8,000 terminals) and software licenses. Furthermore, an annual increase of 5% in the data volume, related to an average system service life of 5 years, can be achieved by extending disc space only.

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION






7. The Sciscan terminal has the following performance:

                               Criteria                                   Required quantity
                                 [*]                                              [*]
                                                                                  [*]

                                                                                  [*]

             ANNEX 10: REPRESENTATIVES OF THE PARTIES AND MEMBERS OF
                               PROGRESS COMMITTEE

For FDJ:
principal coordinator:             Bruno MOYRAND
assistant coordinator:             Remi THEYS

For SGI:
principal coordinator:             Tyler M. RYAN
assistant coordinator:             Christian RADAKOVITS

ANNEX 11 : CONDITIONS FOR SYSTEM OPERATION ASSISTANCE

11.1 SGI shall assist FDJ in the operation of the system in VITROLLES. SGI shall take the necessary steps so that FDJ may operate the System on a continuous basis. Accordingly, SGI shall be responsible for providing the necessary qualified personnel to carry out the technical operations and the maintenance of the System in VITROLLES.

         The operation of the system includes all of the maintenance services described in Annex 8.

         SGI's personnel must have very strong technical skills.

         Furthermore, in order to assure a minimum of communication, the personnel's knowledge of the English language must be of a good level and their ability to express themselves in the French language must be readily acceptable.

11.2 The SGI personnel assuring the operational assistance shall not change during the entire period of the assistance. During absences of the personnel (i.e., vacation or sick leave), SGI shall furnish replacement personnel having at least the same abilities. For schedule absences, and in order to assure a continuity of service, the replacement shall assume its responsibilities at least three (3) business days before the departure of the personnel being replaced. The same condition shall apply for the return of the concerned personnel.

11.3 If the personnel furnished by SGI does not have the sufficient and necessary qualities to carry out the assistance provided for in good condition, FDJ shall notify the same to SGI by certified mail return receipt requested.

         SGI shall then furnish, within a maximum period of five (5) business days, the personnel having the required competencies.

         The "replaced" personnel shall continue its mission with FDJ for up to three (3) business days after the arrival of his/ her replacement.

11.4 SGI shall furnish to FDJ the personnel capable to carry out the maintenance operations as described in Annex 8. They must also be able to carry out all the technical operations concerning the management of the system, applications of the automated system management of the instant lottery games (SGI-NET), as well as the support of FDJ's game organization, including:

         1/ All technical operations corresponding to the material and to all the System software components (SGI-NET).
         2/ Operation and administration of all hardware components of LAN connecting the components of the System.
         3/ Management and optimization of the DIGITAL and ORACLE software.
         4/ Installation, optimization and permanent availability of the System software for the operation of the FDJ games.

         5/       Processing management by lot and supervision of the System
                  SGI-NET.
         6/       Installation and management of new versions of DEC, ORACLE and SGI-NET software.
         7/       Management of the configurations for the hardware and
                  software furnished by SGI.
         8/       Management and administration of saving backup copies of the data.
         9/       Maintenance of an up-to-date register containing any
                  dysfunction or particular occurrences having an impact on
                  operations.
         10/      Management of the privileges for all network access (i.e., LAN and WAN) to the SGI-NET System, for all DEC, ORACLE and
                  SGI-NET software users.
         ll/      Management of consumables necessary for operations.
         12/      Drafting and updating of the operating procedures and the
                  administration of the System and applications.
         13/      Training of FDJ personnel for the operation and administration of the System and the applications.

11.5 The personnel furnished by SGI under the framework of this assistance shall carry out all of its mission on the FDJ site in VITROLLES and shall therefore respect the access conditions:

The SGI personnel shall have free access to the site of the System operations.

11.6 The SGI personnel present on the FDJ site at VITROLLES shall be the privileged representative to FDJ.

For all requests for intervention, FDJ shall be referred to this person, who will decide the course of action:

direct intervention of the SGI on-site personnel rerouting of the intervention request to SGI-Austria.

in order to assure the level of quality of necessary services, the SGI personnel present on the VITROLLES site must be able to be contacted 24 hours a day to treat solely block incidents.

11.7     To carry out this assistance, SGI shall furnish to FDJ:

                  2 people during the first 6 months one of the two people during the 6 months following.

         Three (3) months before the end of this second period, FDJ may request in writing the extension of this assistance, in return for a payment of this service in accordance with the provisions herebelow, for a period of six (6) months, renewal by tacit agreement upon three (3) months notice.

11.8 For a period of six (6) months, the cost corresponding to the presence at VITROLLES of an SGI person having the abilities described above, is defined in Annex 7.

This amount includes all the associated with this assistance.

ANNEXE 12: MODELE DE PERFORMANCE BOND

Bond No.

PERFORMANCE BOND
Conforms with The American Institute of Architects
A.I.A. document No. A-311

KNOW ALL BY THESE PRESENTS: that

as Principal, hereinafter called Contractor, and,

is Surety, hereinafter called Surety, are held and firmly bound unto as Obligee, hereinafter called Owner, in the amount of

for the payment whereof Contractor and Surety bind themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.
WHEREAS,
Contractor has by written agreement dated               entered into a contract
with Owner for

in accordance with Drawings and Specifications prepared by

which contract is by reference made a part hereof, and is hereinafter referred to as the Contract.

Page I of 2

1:2-t

PERFORMANCE BOND

NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION is such that, if Contractor shall promptly and faithfully perform said Contract, then this obligation shall be null and void; otherwise it shall remain in full force and effect.

         The Surety hereby waives notice of any alteration or extension of time made by the Owner.

         Whenever Contractor shall be, and declared by Owner to be in default under the Contract, the Owner having performed Owner's obligations thereunder, the Surety may promptly remedy the default, or shall promptly

1) Complete the Contract in accordance with its terms and conditions, or

2) Obtain a bid or bids for completing the Contract in accordance with its terms and conditions, and upon determination by Surety of the lowest responsible bidder, or, if the Owner elects, upon determination by the Owner and the Surety jointly of the lowest responsible bidder, arrange for a contract between such bidder and Owner, and make available as Work progresses (even though there would be a default or a succession of defaults under the contract or contracts of completion arranged under this paragraph) sufficient funds to pay the cost of completion less the balance of the contract price; but not exceeding, including other costs and damages for which the Surety may be liable hereunder, the amount set forth in the first paragraph hereof The term "balance of the contract price," as used in this paragraph, shall mean the total amount payable by Owner to Contractor under the Contract and any amendments thereto, less the amount properly paid by Owner to Contractor.

         Any suit under this bond must be instituted before the expiration of two (2) years from the date on which final payment under the Contract falls due.

         No right of action shall accrue on this bond to or for the use of any person or corporation other than the Owner named herein or the heirs, executors, administrators or successors of the Owner.

Signed and sealed this         day of

                                                 (Seal)
(Witness)                                    (Principal)

(Title)

                                                (Seal'
(Witness)                                      (Surety

(Title

ANNEX 13: SUB-LICENSES FOR THE USE OF SOFTWARE

Sub-License contract for the ORACLE software

Concluded between

LA FRANCAISE DES JEUX

(hereafter "Holder")

AND

SCIENTIFIC GAMES INTERNATIONAL

(hereafter "SGI")

By this Agreement, SGI grants to Holder a sub-license for the ORACLE corporation software system, appearing on the list of Annex 3 and connected to the application software (integrated programs), in order to be used exclusively on the hardware specified in Annex 2 and in accordance with the provisions hereafter:

1. Each sub-license grants to Holder the right to use the integrated program on the central processing units (" unites centrales (UQ ") under the license. The central processing units must be specified during the sub-license agreement. The Holder must declare the exact site address of the central processing units. In case of a dysfunction or backup system test, the temporary use of the programs, or their permanent transfer to another central processing unit is authorized, if deemed appropriate. In the event of a permanent transfer, this will be permitted subject to a preliminary inquiry.

2. Each Holder shall only use the ORACLE integrated program for the purpose of serving the application program furnished by SGI with the integrated program. The Holder shall not be authorized to change technicians, to decompile or disassemble the integrated programs themselves, nor to have such acts carried out by third parties, except if ORACLE gives its written authorization and if the activities mentioned do not violate the Directives of the European Union with respect to the protection of software.

3. The Holder recognizes that the programs under the license, and in particular the integrated ORACLE program and the relevant documentation which might be supplied to the Holder, containing commercial secrets and protected copyrights belonging to ORACLE corporation. The Holder shall not reproduce, in part or in entirety, the integrated program, nor have it reproduced by third parties, nor divulge the contents to third parties, or otherwise shall be in breach of these provisions.

4. The rights granted to the Holder shall not be assigned or transferred to third parties. No other sub-license shall be accorded for the integrated program. Supplementary licenses shall be granted instead. SGI shall not transfer to the Holder any intangible property right to the ORACLE programs. The Holder shall not conclude leasing agreements concerning the integrated program.

5. The Holder accepts to not hold ORACLE liable for damages resulting therefrom, directly or indirectly, of the application of the integrated program. Upon expiration of the sub-license, the Holder shall cease using all programs, documentation and program backup copies and confirm to SGI the cancellation or destruction of all programs. This condition shall also be applied to the documentation.

6. The Holder shall not be authorized to publish the results of the evaluations tests executed with the program.

7. The Holder shall not have the right to transfer the programs under the license in the territory other than that determined in this Agreement. The Holder shall respect all provisions with respect to the Commerce Department and the exporting agencies of the United States in order to not export the programs in an effort to bypass the legal provisions in force.

8. All liability concerning the use of the ORACLE programs with the used software packages of the planning, production, the control and the surveillance of the nuclear sites, or those used in aviation, shall be rejected.

Neuilly-sur-Seine, the 30th of September 1998

Sub-License contract for the DIGITAL software

Concluded between

LA FRANCAISE DES JEUX

(hereafter "Holder")

AND

SCIENTIFIC GAMES INTERNATIONAL

(hereafter "SGI")

By this Agreement, SGI grants to Holder a sub-license for the DIGITAL EQUIPMENT software system, appearing on the list of Annex XX , in order to be used exclusively on the hardware specified in Annex XX and in accordance with the provisions hereafter:

1.The software should only function on a "machine sous license". The "machine " is defined as follows:

a) If the software to be sub-licensed is ordered at the same time as an equipment or system configuration, the "machine sous licence" designates the furnished according to the order.

b) If the software is ordered independently of an equipment or system configuration, the term "machine sous licence" designates the machine on which the software is initially installed according to the right granted under the sub-license.

C)       In case of licenses intended for a group of Systems of virtual memory
         (VMS), the term "machine sous licence" includes each processor of a VMS group functioning with the software product of the VMS group.

2. The license relative to the software only permits the Holder to use the version under the concerned license, by the stipulated number of users (or by the persons explicitly mentioned) for whom the software was intended to be licensed. The version under license, the number and, if specified, the names of the persons having the right to use the software, shall be determined by DIGITAL EQUIPMENT CORPORATION Ltd ("DIGITAL EQUIPMENT"), who grants the licenses.

3. The "Cle d'Autorisation du Produit Logicier' (PAK) supplied by the lessor of the license of the partner distributor constitutes an integral part of the software. Its use is subject to the sub provisions of the sub-license being the object of an agreement and stated in this document.

4. The Holder shall respect all the components of the software under license which restricts access to the non-authorized software and shall not modify them nor put them knowingly out of service.

5. All industrial property rights, and in particular the copyrights relative to the software, belong exclusively to DIGITAL EQUIPMENT. The Holder shall not have the right to use, employ, copy or modify the software in another manner than that stipulated by the provisions of this agreement, nor to transfer the software to a third party. This is applied equally to the information included in the PAK.

6. The Holder shall not use a procedure, whatever it may be, intended to recreate, totally or partially, the source programs from the binary software, nor to obtain the knowledge on the conception or the creation of the software or hardware or on the updating of the software microprograms.

7. The updates and the new version may only be used in the framework of a license granted separately or in accordance with the stipulations of an software maintenance agreement concluded with the Holder.

8. The software licenses are granted personally and non-exclusively and are only transferable after prior explicit consent of DIGITAL EQUIPMENT. The Holder may only grant to his employees and agent the access to the software as necessary for the exercise of the rights of the sub-license of the Holder.

9. For the products needing he use of the PAK, the duty to retain the recordings shall be respected in entering the PAK license data in the "Service de Gestion de la Licence" ("LW') and in preserving the PAK. The Holder shall otherwise be liable to keep the recordings of the software under license, including its version, the series number of the "machine sous licence", the site of the software under license and the number of executed copies.

If, during the period of this Agreement, it is suspected that the software has been transmitted to third parties or used on a non-authorized machine, the Holder shall return the recordings back to DIGITAL EQUIPMENT.

In the event that the Holder shall fail to return the said recordings, he shall allow DIGITAL EQUIPMENT to access the processors and its accounts in order that DIGITAL EQUIPMENT may determine if the software is used in accordance with the provisions of this Agreement.

10. DIGITAL EQUIPMENT may only terminate the software license for an important reason. An important reason shall be, in particular, the non-observance of the provisions of this agreement by the Holder.

The Holder may terminate the software licenses in writing at the end of each payment term with ninety (90) days notice.

Termination of this agreement by DIGITAL EQUIPMENT or by the Holder shall make reference to all versions of the software supplied to the Holder and shall include all the copies of these versions.

The memory supports supplied to the Holder by the distribution may contain a software by which the distribution partner and/or the Holder do not hold a license. In the event that the Holder should wish to use this software, he must sign a corresponding sub-license agreement.

Neuilly-sur-Seine, the 30th of September 1998

ANNEXE 14: MATERIELS ET SERVICES OPTIONNELS

1. This annex contains optional equipment, software and services for the Instant Lottery Computer Management System and similar subject areas.

2. The placing of an order for any of these options requires a written amendment to this supply agreement. The prices stated in this annex shall be valid for three months from the date of signature of contract.

3.       Printer equipment for the computer center:

             Pos.    qty.                           Description
               1       2    40 ppm Computer Center Printer
                            32MB Main Memory
                            Duplex Option
                            Resolution 6OOx6OO dpi
                            PCL5e and Adobe Postscript Level 2
                            A5, A4,A3 paper format

3.1      FDJ shall provide the following for the printer's rooms :

         No.               deliverable/service/requirement
          I   Provision of a printers' rooms for the setting up of I
              printer at each location with a footprint of 58,5 x 64,0 cm each.
          2   Creation of a Ethernet data line between the data centers and the printers' room.

3.2.     The total price of this option that will be detailed is as per annex 7.

4. Additional equipment required for the work places in the FDJ departments
4.1. The work place computers, LAN servers, printers and network components for the connection of the below FDJ locations shall be determined together by FDJ and SGI and then proposed by SGI to FDJ in the framework of an individual order outside this contract :

i.)    Central warehouse in Fosses
ii.)   Settlement of accounts in Moussy-le-Vieux
iii.)  High-tier prize payment in Moussy-le-Vieux
iv.)   Marketing et Relations Joueurs in Boulogne
V.)    Direction Financiere in Neuilly sur Seine

11-1 /

5.            Development system
5. 1.         Hardware Description Development System

               Pos.    Qty.                       Description
                 1       1    AlphaServer 800 5/500
                              Main memory 512 MB
                              I CPU
                 2(1)    1    EIS A / Ethernet adapter
                 3       1    4.3GB UltraSCSI disk for page/swapfiles
                 4       1    19" Cabinet
                 5       1    PCI / UWSE adapter to connect tape
                 6       1    35GB DLT tape
                 7       2    PCI / UWD adapter to connect disk subsystem
                 8       1    Disk subsystem, containing
                              3 x StorageWorks Container
                              7 x 4.3GB UItraSCSI disks
                              7 x 9. IGB UltraSCSI disks
                 9       1    Console Terminal
                10       8    PC Pentium III
                              64MB
                              17" Monitor
                              Ethernet adapter
                                 board
                11        1   17ppm laser printer
                12        1   .32-Port Ethernet 1OBase Switch

5.2.          Software Description Development System

       Product                 Short Description                  Qt  Qty   Installation  Distribution Source  License    Version
                                                                  Y/  total                                     Type
                                                                  Sy  1         done          Media     Code
                                                                   s             by                     Delive
                                                                                                        ry
OpenVMS Base Operating System Base License for                     1   1        SGI          CD-ROM        no      BASE    V7.1-IHI
License                AlphaServer Systems
Enterprise             Additional Products for the                 1   1        SGI          CD-ROM        no      BASE    V7.1-IHI
Integration            operating system
Package
OpenVMS User           Operating System User License              n/   8        SGI             n/a       n/a      CONC    V7.1-IHI
License                                                            a
ORACLE                 Oracle Enterprise Edition                  n/   8        SGI          CD-ROM        no      FULL  V7.3.2.3.2
RDBMS                                                              a                                                USE
DEC PASCAL             DEC PASCAL compiler                        n/   1        SGI          CD-ROM        no      TRAD        V5.6
                                                                   a
DECset                 DECset Development Tools                   n/   1        SGI          CD-ROM        no      TRAD       V12.0
                       CMS Code Management System a
                       MMS Module Management
                       System
                       LSE .. Language Sensitive Editor
ORACLE                 Oracle Developer System                    n/   8        SGI       CD-ROM no                FULL        V2.1
Developer 2000                                                     a                                                USE
SGI Development Tools developed by SGI for the                    n/   8        SGI            Tape        no      CONC           ?
Tools                  development of SGI-NET                      a

5.3 FDJ shall provide the following deliverables for installation of the development system :

 No.                            deliverable/service/requirement
  I      Provision of location in the computer center for the setting up of the development system footprint of 60cm x 90cm.
         Location(s) for installing 8 standard mini tower PCs with 17" monitors and one desktop laser printer
  2      Creation of a ethernet data lines between the data center, the development system and the 8 PC workplaces.
  3      Creation of a single-phase electric circuit to the development system, over current protection with a minimum of 16 Amp. (action-delay fuse), a maximum voltage fluctuation of +/-7% and a maximum frequency fluctuation of +/-1%.

5.4.     The total price of this option that will be detailed is as per annex 7.

6.       Expansion of SGI-NET ITGS license for further SciScan connections.

FDJ shall be obligated to immediately inform SGI in writing about any increase of the number of retailer terminals connected to the System. In case of any increase of connected retailer terminals SGI is entitled to receive an additional license fee as per annex 7.

7.       Training pertaining to central system software development

         As per annex 7.

ANNEXE 15: RESEAU DE TELECOMMUNICATION

La presente annexe a pour objet de specifier le reseau de telecommunication contractuel propose par FDJ et accepte par SGI pour assurer dans les meilleures conditions de performance, de securite et de cout, la connexion entre les terminaux et le site central.


 1. CARACTERISTIQUES TELECOM DU RESEAU FORTUNA ...............................................................2

 1. 1. SPECIFICATIONS TECHNIQUES DU RESEAU FORTUNA ...........................................................2
 1.2. LES DIFFERENTS MODES DE RACCORDEMENT ...................................................................2
 1.2. 1. MODE 1 : raccordement au travers d'une passerelle supportee par le terminal IJ.100 ..................3
  1.2.2. MODE 1 bis: secours RTC du raccordement au travers d'une passerelle supportee par le terminal IJ100 et ...................................................................................5
 1. 2.3. MODE 2 : raccordement RTC sur acces reserves FDJ ....................................................6
 1. 2.4. MODE 3 : acces direct permanent .....................................................................7
 1.3. RACCORDEMENTS SITE CENTRAL PRIMAIRE ET DU SITE DE BACK-UP ..............................................8
 1.4. RACCORDEMENTS DU SITE CENTRAL PRIMAIRE AU SITE DE BACK UP ..............................................9

1              1. CARACTERISTIQUES TELECOM DU RESEAU FORTUNA

Le reseau Fortuna repose sur la norme X25 et se caracterise principalement par:
         - un traitement temps reel pour la plupart des fonctions, et notamment des fonctions utilisateurs.
         - une haute fiabilite , les transactions ne doivent etre ni perdues, ni dupliquees et cela quel que soient les circonstances dans lesquelles elles sont effectuees.
         - une haute disponibilite, la continuite de service doit etre assuree.
         - un haut degre de performance, le traitement d'une operation temps reel doit etre court et le nombre d'operations simultanees supportees important.

1. 1. Specifications techniques du reseau Fortuna

Le reseau Fortuna doit repondre aux specifications de l'operateur TRANSPAC consignees dans un ensemble de documents de reference appelees S.T.U.R 1994.

S.T.U.R = Specifications Techniques << Utilisation du Reseau de l'annee 1994

Les S.T.U.R 1994 dans leur version CD ROM ont ete fournis en reunion le 17/09/98 a Vitrolles. Les references utiles sont disponibles dans les tomes suivants

         TOME 1 : presentation generale

         TOME II: acces direct synchrones X25

         TOME HI: acces indirects synchrones

         TOME V : acces par le canal D du RNIS

         1.2. Les differents modes de raccordement

3 modes de raccordements ont ete retenus pour le raccordement des terminaux SciScan. Ils sont decrits dans les paragraphes suivants:

1.2.1.1.Descriptions

1- le terminal SciScan est raccorde au terminal U100 par une liaison serie

2- le terminal IJ 100 est connecte au reseau par un port X25 synchrone le port X25 synchrone se trouve sur une carte de communication (carte ARN)
         caracteristiques de l'interface
                    vitesse:                      9600 bits/s
                    temporisateur                 1600
                    fenetre:                      3
         mode paquet
                 - nombre de VL                                  8
                 - longueur paquet:                            256
                 - fenetre :                                     2
                 - classe emission/reception :            10/10 (9600 bits/s)
                 10 negociation classe de debit:          oui

3- l'acces au reseau X25 TRANSPAC s'effectue grace a l'utilisation d'un adaptateur X25/NUMERIS ou par un CLE 103 (adaptateur canal D multi- port X25) Le detaillant dispose d'un boitier TNR (ternminaison numerique de reseau) qui recoit le bus S. Chaque adaptateur dispose d'un numero de TEI (terminal element identification) fixe. Plusieurs TEI sont possibles sur un meme point de vente Le transport des paquets s'effectuent sur le canal D de NUMERIS a 9600 bits/s

4 - dans le cadre de Fortuna, le terminal IJ 100 utilisera une seconde voie logique (VL)

5- l'acces au reseau X25 a partir de NUMERIS s'effectue par un PAP ( point d'acces paquet)

6- Transpac est un operateur specialise dans le transport des donnees en mode paquet X25 Transpac garantit le transport des donnees en moins de 250 ras

7- les Lignes X25 du site central de La Francaise des Jeux arrivent sur des commutateurs X25 situes en 3 lieux geographiques distincts Marseille St Mauront:
3 commutateurs Marseille Ste Marguerite: 1 commutateur Aix: 1 commutateur

8 - 3 supports empruntent des chemins distincts et sont utilises pour le raccordement du site central vers Transpac chaque ligne utilise simultanement en concurrence 2 supports pour acceder a Transpac les supports sont : fibre optique cuivre hertzien

9- Le site de La Francaise des Jeux est equipe de deux locaux distincts. chaque local distribue une partie des lignes X25 a 64kbits/s chaque local gere la desserte France Telecom / Transpac de 2 supports

10 - les lignes X25
         interface
                  e interface                                     X21/VI 1
                  e vitesse:                                      64kbits/s
            parametres raccordement
                     trame
                  - procedure                                     LAP B
               - temporisateur:                                   0800
                  - fenetre:                                      7

            paquet
                 - fenetre:                                       2
                 - longueur paquet                                256 octets
                 - nombre de CV :                                 jusqu'a 4096
                 - format X25/84:                                 non
                 - negociation classe fenetre/paquet              non
                 - negociation classe de debit:                   oui
                 - classe debit emission / reception              13 / 13
                                                                  (64kbits/s)
services complementaire
            GFA:    0 local mixte
                    1 local mixte

         1.2.2. MODE 1 bis: secours RTC du raccordement au travers d'une passerelle supportee par le terminal IJ100 et

         1.2.2.1.Description
En cas de defaillance d'un des elements suivants: e canal D 0 adaptateur, 0 bus S 0 TNR, a NUMERIS 1- Le terminal U100 dispose du modem RTC sur la carte ARN Le secours du SciScan est assure par l'intermediaire du RTC au meme titre que le U100

1.2.3.1.Descriptions

Le terminal SciScan est connecte directement au reseau telephonique

1 - acces au reseau Transpac par l'intermediaire du reseau telephonique commute
     - respect de la norme X32

2 - N' de telephone unique
     - reconnaissance automatique de la vitesse du modem
     - numerotation DTMF conforme a l'avis V25bis

3 - Acces Transpac dedies et dans un groupe ferme d'abonne (GFA~

     - organisation actuelle des portes par zone geographique
     - vitesse des acces dedies jusqu'a 9600 bits/s
     - le nombre de portes est proportionnel aux nombres de terminaux

1.2.4..Descriptions

Le terminal SciScan est relie sur un acces Canal D (de la meme maniere qu'un terminal U100 dans le cas du mode 1).
1- le terminal dispose d'un port X25/synchrone en V24/V28.

1.3. Raccordements Site Central primaire et du site de back-up

1.3.1.1.Descriptions

Sur le site central (primaire et back-up), l'activite reseau est geree par les frontaux de communications.
Le dimensionnement des frontaux est conditionne par le nombre de raccordements et de circuits virtuels necessaires pour l'utilisation simultanee de l'ensemble des acces tern-unaux. Le nombre de circuits virtuels est la somme du nombre de terminaux en acces directs et du nombre d'acces RTC reserves.
         Dans la phase 1, le nombre de circuits virtuels necessaires est de l'ordre de 12000.
         Dans la phase 2, le nombre de circuits virtuels necessaires est de l'ordre de 18000.

La repartition de charge est geree par les frontaux pour les circuits virtuels sortants, Transpac assure la repartition pour les circuits virtuels entrants. Pour une meilleure securite, les acces reseau Fortuna sont dans un Groupement Ferme d'Abonnes.

La repartition physique des acces entre les frontaux et les commutateurs Transpac est organisee de maniere a assurer un minimum de perturbation en cas de defaillance d'un composant (frontal, lien physique, commutateur Transpac). En fonctionnement normal, la charge telecom est repartie sur l'ensemble des liaisons de tous les frontaux configures, y compris ceux de la configuration de secours (liaisons groupees generalisees).

          1.3.1.2.Restriction
Sur incident, compte tenu du nombre important de CV entrants, il sera necessaire de desynchroniser ou de trouver une autre solution appropriee, pour retablir dans des conditions acceptables par l'operateur et par le site central, les appels des terminaux SciScan.

1.4. Raccordements du site central primaire au site de back up

Une preconisation sera a fournir par SGI. Si l'operateur telecom n'est pas en mesure de satisfaire les besoins exprimes, FdJ ainsi que SGI rechercherons avec l'operateur telecom. une solution alternative. Ce choix devra etre valide et accepte par l'ensemble des parties.

ANNEX 16: SYSTEM DOCUMENTATION AND TRAINING

The object of this Annex is to describe the training, documentation and the minimal presentations supplied by SGI to FDJ within the scope of the agreement price in a manner sufficient to allow the operations team of the Network and Production Department to acquire a real mastery and assure the efficient running of the system, in its environment and of the SGI.NET ITGS application, that the teams of the terminal can parameterize the software and the Lottery Department can design compatible games with the SciScan technology.

All the modules (i.e., training , documentation, presentation) must be carried out in the French language unless otherwise explicitly agreed in writing by FDJ.

1.1      CENTRAL SITE FIELD

In the central site field, SGI and FDJ include, without a particular statement being necessary, all documentation and training for the following fields.

-        Supervision of the Games

-        Warehouse

-        Hot-line

-        Audit

-        Commercial statistics (i.e., FDJ and sales network)

1.1.     TRAINING SUPPLIED BY SGI

SGI shall assure the training for a period and with a sufficient content to train a reasonable number of users to allow FDJ to operate the system under the same conditions of security and efficiency than those of the present system; conditions that SGI knows.

A. System
           System architecture
                  - components and peripherals
                  - Front part (FEPs)
                  - Back part (BEPs)

- Protocols used (i.e., Betnet 5.0, etc.)

VMS operation system
       - commands, messages
       - specific tools (i.e., Unicenter, Polycenter, etc.)
       - Software used
       - System environment
       - Network

        - Their function
  The clusters (i.e., mechanism, availability, recovery, etc.)
*Database (i.e., ORACLE, etc.)

B. Administration of the Application

- Detailed presentation of processing
- Detailed presentation of the procedures
- Description of the processing (i.e., MCT)
- Interface specifications
- Conceptual models of the data (i.e., MCI)
- Simplified models

C. Application

       Applicative architecture on the front part on the back part

Applicative modules
   - their function

     - The ability to be traced, filing, audit, etc.

1.1 DOCUMENTATION SUPPLIED BY SGI

All the documentation is to be furnished in 5 copies as well as a copy of the magnetic support so that FDJ can edit others from them at its convenience. By exceptional derogation, the documentation relative to the system of operation
(VMS) may be supplied in the English language, if, and only if, it is not available in the French language from the manufacturer. The list of documentation hereafter is not limiting or exhaustive.

A. System

The Hardware documentation
           Documentation of the operating system VMS Message and code documentation Procedures to stop and restart the system System characteristics
                  -electric
                  -thermal dissipation
                  *etc.,
           -Characteristics of the LAN and WAN network of their connections

B. Application

The document(s) for operating the SGINET containing: the name of each program the nature of processing the accessed files the chaining of the programs the data flux

- The processing monitor or the scheduler
- The procedures for resuming processing in case of error
- Control procedures
- The escalation procedures
- The procedures for stopping and restarting the application
- The procedures for the introduction and putting into production
- The indicators

These themes shall be detailed notably in the following documents:

- General Design Manual which gives notably to the reader an overall understanding of the structure and the functioning of the applied software of the central site.
- IHM Manual which contains the description of the user screens, explaining notably their purpose, functioning, logic, and chaining.
- Manual of description of the reports of the system which includes notably the description of each report, its format and different modes of editing as well as the average time for preparation processing.

- Operational management manual
which contains notably the complete and detailed instructions for the use, administration and the configuration of the applied software.

- Glossary of technical terms
- Model of the functions
- Model of the data
- Logic protocol

C. Supervision
           The alarm systems
           The applicative alarms
           Processing of the alarms
           P.C. emulator used to connect to the system

D. Administration
         - Operating procedures

E. Test- Integration- Pre-production
           Complete procedures (central site and central/terminal site) Alarms and errors
           Evaluation criteria

E. Supervision of the terminal
           Management, visualization of the computers
           Actions on the terminal (i.e. activation/deactivation, etc.) Downloading
           Supervision and Administration tool

F. Presentation
         - Presentation of the system architecture within the framework of FDJ
         - Presentation of the SGI.NET application
                  - Its perimeter
                  - Its functions

G. Filing

SGI shall supply a detailed manual intended for the FDJ personnel in charge of filing and downloading data. This documentation shall explain notably and in detail the methods of filing, the system downloading and the maintenance of filing of supports.

H. Audit of the transactions

SGI shall supply a detailed manual explaining the manner in which a transaction may be audited on the test and production systems. This documentation shall distinguish notably the case of transactions presented on the system and those which are filed.

2J TERMINAL FIELD

SGI has given its agreement so that FDJ is autonomous to modify and add new functions on the terminal SciScan.

2.1. TRAINING FURNISHED BY SGI

Within the framework of detailed training, FDJ wishes to have knowledge of the software architecture in terms of:

- base software,
- application,
- parameterization.

The training shall bear upon notably:

  the software base (i.e., concepts and interface of concept manipulation), the application (i.e., design, detailed specification of all processing, sources, logic protocol),
  the parameterization, the specifications of the applicative interfaces, the description of the development environment (i.e., machines, compilers, tools of the AGI type, etc.).

2.2. DOCUMENTATION SUPPLIED BY SGI

These themes shall be detailed in the following documents:

Installation manual
User manual

         Maintenance manuals for level I (i.e., field) and level 2 (i.e., workshop)

         Certification of approval and test report

         Support for the training of the retailers and training support for the retailers (i.e., manuals, powerpoint presentations, transparencies, dedicated training software residing in the terminal, video, etc.).

         * General design manual which gives notably to the reader an overall understanding of the structure and of the functioning of the applicative software of the terminal.

         - IHM manual which contains the description of the user screens, explaining notably their purpose, functioning, logic and chaining.

         * Description manual of the reports of the system which includes notably the description for each report, its format and the different methods of editing ax. will as the average time for preparation processing.

         - Manual of operational management which contains notably the complete and detailed instructions for use, administration and configuration of the applicative software.

         - Glossary of technical terms.

3) FIELD OF MARKETING, SALES AND PRINTERS

In this area, FDJ wishes notable to have a knowledge of possibilities and constraints offered by the system:

The expected documentation bears notably upon:
- the conception and design of the tickets and existing tools
- the installation and exchange procedures of the terminals by a non-specialized staff member (i.e., agents)

- the training support of the user of the sales etwor (i.e., statistics, retailers and agents)

SGI shall confirm, if FDJ so wishes, the compatibility of each game of FDJ within 5 business days for all of the used games on the system, at least until the end of the warranty of the software.

SGI shall also respond to questions which printers of the FDJ tickets might have to make the tickets compatible with the System and to meet with them to give presentations if needed.

4) OTHER GENERAL PROVISIONS

FDJ may transmit to third parties (i.e., maintenance or consultant providers) the documentation pertinent to the carrying out of the missions given to them.

SGI shall organize at least three sessions of each of the training, in France on the most appropriate FDJ site, relevant to the use of the software supplied and of the documentation listed hereabove. At the close of these training sessions, the participants whose profiles will have been suggested by SGI, shall be able to assure the operation and parameterization of the system.

In the domain of the central site, the training sessions shall be completed by the operational support SGI personnel during the year of their presence in Vitrolles.

SGI shall supply a detailed plan of training complete on these bases 90 days after the signature of this agreement; this plan shall be presented to FDJ in France and discussed. It is subject to the approval of FDJ.
The training necessary shall begin before the pilot test.

All of the documentation and the source code shall be in writing in accordance with the norm IS09000 (at least for the central site) or following the internal directives of SGI described which shall be supplied to FDJ upon signing the agreement.

The source codes as well as the documentation for design, detailed design and development shall be supplied on CD-ROM in accordance with Annex 4.

Upon each new version of the software, the documentation update shall be supplied by SGI under the warranty then of the maintenance.

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ANNEXE 17: CODIFICATION DES TICKETS

La presente annexe decrit la codification souhaitee par FDJ et approuvee par SGI pour le respect des standards de securite et la compatibilite avec le systeme d'information de FDJ.

Overview

SGI-NET will require the ticket printers to provide a winner file for each game printed for the French Lottery. [*]

Codification of the Instant Ticket

Figure I shows the front and back of the Instant Ticket

Figure I : Codification of the Instant Ticket

                                            [*]
Ticket Front:

                Play Area                   [*]

                [*]                         [*]

Ticket Back:

                [*]                         [*]
                                            [*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

There are [*] methods using SciScan:

1.      [*]

2.      [*]

3.      [*]

Vendor Keys

[*]

Byte Mapping - Efficiency and Security

[*]

Figure 2: Fundamental Byte Map


[*]                                           [*]

[*]

[*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


[*]

[*]

[*]

[*]

Ticket Security - The Byte Map Link

[*]

[*]

[*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


Ticket relationship to Host Byte Map

         [*]            [*]


Ticket, Prize Code, Key, Check             [*]

    Game / Pack

[*]

Encrypted Byte Map

                         [*]                           [*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SciScan 2000 Ticket Compatibility Description

July 22, 1998

Version [*]

                                    COPYRIGHT
                 COPYRIGHT C 1998 SCIENTIFIC GAMES INTERNATIONAL
                               ALL RIGHTS RESERVED

This document and all related documentation are the property of the Scientific Games International and may not be copied, sold, transferred or otherwise disposed of without the written permission of the owners.

                             CONFIDENTIALITY

This manual contains proprietary information which is confidential and shall not be made available to unauthorized persons.

Copyright @ 1998 SGI                    preliminary - 1.0

Scientific Games Inc.

Notices

This document contains information proprietary to Scientific Games, Inc., and its distribution is strictly controlled. This document and the information it contains may not be reproduced, paraphrased, translated into another language, or otherwise duplicated by any means without the prior written permission of Scientific Games, Inc. The software documented in this volume is protected by copyright and infringement will be prosecuted to the full extent of the law.

Scientific Games, Inc., makes no warranty, expressed or implied, with regard to this material, including but not limited to warranties of merchantability or fitness for any particular purpose. Scientific Games, Inc. accepts no liability for errors contained in this document, or for incidental or consequential damages associated with its provision, contents, or use.

The information contained in this document is subject to change without notice. Software systems of this level of complexity may be implemented in many configurations, so features may be described herein which are not implemented on every system. Similarly, ongoing enhancements to this system may result in the presence of features on a particular system which are not included in this edition of the documentation. Authorized users will be notified as new editions of the documentation are released.

Due to the confidentiality of the subject matter, revisions or alterations must be undertaken by arrangement with Scientific Games, Inc., and distribution must be conducted by Scientific Games, Inc., through the designated officials. For further information, please contact:

Scientific Games International 1500 Bluegrass Lakes Parkway Alpharetta, GA 30201
Telephone: (770) 664-3700 Fax Number: (770) 343-8798

Copyright(O 1998 by Scientific Games International; All rights reserved.

- Confidential -

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

I.       Overview

[*]

A.       What are Electrical Characteristics?

All matter has inherent electrical properties. For example, air has a very high electrical resistance while copper's electrical resistance is very low. This is why the wires in your house are made of copper and electricity does not "leak out " on the floor.

There are three fundamental (passive) electrical properties that can theoretically be measured:

- Resistance

- Capacitance

- Inductance

[*]

B.       Signature File Generation

[*]

[*]

- CONFIDENTIAL -

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2

[*]

[*]

[*]

         C       Quick Ticket Testing

[*]

[*]

         D.      [*]

[*]

- CONFIDENTIAL -

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3

[*]

E.       Conclusions

SciScan Technology compares [*] to determine if a ticket produces the correct [*] signature. This [*] signature can be utilized to determine if the ticket is authentic as well as if it has been properly played.

While SciScan Technology can operate with virtually all paper tickets, to ensure compatibility and security, the design guidelines specified in this document must be observed.

II.      Mandatory Requirements

This section provides a listing of the minimum requirements that must be maintained for a ticket to be compatible with SciScan Technology. [*]

A.       [*]

[*]

1.      [*]

[*]


- CONFIDENTIAL -

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4

[*]

                                            [*]

[*]

2.      [*]

[*]

3.       [*]

[*]

[*]

[*]

4.       [*]

[*]

5.       [*]

[*]

- CONFIDENTIAL -


    Figure 1: [*]

B.       [*]

[*]

     1. [*]

2. [*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


3. [*]

[*]


1 - - [*]

[*]

[*]

                       Figure 2: [*]

a)       [*]

[*]


- CONFIDENTIAL -

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

8

                 3.      [*]

[*]

                           [*]

[*]

   Figure 3: [*]

C        Summary

For ease of reference, a summary of the mandatory SciScan Technology' requirements is provided in Table 1.

                        Table 1: Mandatory Specification Summary

      Category                                          Description

- CONFIDENTIAL -

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


     Category                                         Description
        [*]                                               [*]

                     [*]

[*]                        [*]
                      1.

                      2.
[*]
                                                      [*]

[*]                        [*]

                                                      [*]

[*]                        [*]

                                                      [*]

- CONFIDENTIAL -

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

10

(i) [*]

(ii) Ibid.

- CONFIDENTIAL -

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.

SCIENTIFIC GAMES
         INTERNATIONAL

                                   KEI-98-21 5

September 9, 1998

To: Vincent Bernheim (La Francaise Des Jeux)

From: Ken Irwin

Subject: Ticket Printing Specification

REFERENCE:  Ticketprinting specifications memorandum from La Franchise Des Jeux
            (Vincent Bernheim) to Scientific Games International (Ken Irwin) dated 28, August 1998

Vincent:

This memorandum documents my answers to your follow-on questions raised in the referenced memorandum.

I.       [*]

[*]

[*]


- CONFIDENTIAL -

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2

[*]

[*]

[*]

[*]

[*]

[*]

[*]

- CONFIDENTIAL -

3


                                    Figure 1


                                    Figure 2

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4


                                    Figure 3


Figure 4: [*]

- CONFIDENTIAL-

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

5


                    Figure 5: [*] definitions

IV.     [*]

A        Barcode symbology

[*]

- CONFIDENTIAL -

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


Figure 6: Nominal [*] Positions

V.      [*]

[*]

                                    Regards,

[*]

- CONFIDENTIAL -

Scientific Games, International

To:              Vincent Bemheim           (La Francaise des Jeux)
From:            Ty Ryan                   (Scientific Games, International)
Date:            September 28, 1998

Dear Vincent,

Scientific Games has received satisfactory confidentiality agreements with your printing suppliers, BABN and Pollard. Therefore you are welcome to proceed at once to discuss with these suppliers the SGI SciScan ticket printing requirements.

         Sincerely,


Ty Ryan
SGI Fortuna Project Manager

ANNEX 19

    TERMS AND CONDITIONS OF THE PURCHASE OF SCISCAN TERMINALS

1. DEFINED TERMS AND REFERENCES

         1.1 DEFINITIONS
For and on behalf of

Agreement means this Agreement including the annexes hereto;

Initial Order has the meaning given to it in Section 4;

EXW is an Incoterm. signifying "at the factory" and has the meaning given to it in Section 6;

NOA means the level of acceptable quality for the receipt of SciScan Terminals, as such term is used in Annex 5;

SciScan Terminal is defined in Section 2;

1.2 INTERPRETATION

In this Agreement:

(a) defined terms, unless the context requires otherwise, when referenced in the singular shall include reference to the plural;
(b)      headings and the use of bolded characters shall be ignored; and
(c) all references to a section, sub-section or annex shall, unless expressly provided otherwise, be reference to a section, sub-section or annex of this Agreement.

2. PURPOSE

This Agreement sets forth the general terms and conditions upon which SGI agrees to manufacture for, in association with manufacturers selected by SGI, and sell to FDJ, and FDJ agrees to purchase from SGI SciScan Terminals in accordance with the specifications set forth in Annex I (the "SciScan Terminals").

SGI guarantees that the SciScan Terminals shall be compatible with the SciScan Terminal software provided to FDJ by SGI.

FDJ shall not buy SciScan Terminals for the purpose of reselling them in such a way that it would compete with -the activities of SGI. Nevertheless, this provision does not prohibit FDJ from selling or leasing (directly or indirectly) Terminals to Pr6lo, or to its agents or retailers.

3. EFFECTIVE DATE - TERM

This Agreement shall become effective as of the date of signature hereof by the parties and shall remain in effect for an indefinite period. Following fulfillment of the Initial Order (as defined in Section 4, this Agreement may be terminated at any time by either of the parties upon giving nine (9) months prior written notice to the other Party.

In the event of termination, orders remaining unfulfilled at the effective date of termination shall be fulfilled and shall continue to be governed by the terms and conditions of this Agreement.

4. ORDERS - TERMS AND CONDITIONS OF ORDERS

The signature of this Agreement constitutes the initial order of the SciScan Terminals (hereafter the "Initial Orde ") in accordance with the terms and conditions set forth in Annex 2.

Orders placed by FDJ after the initial Order must make explicit reference to this Agreement, give the reference to the SciScan Terminal, the type, the quantity and the delivery date requested for the SciScan Terminals, by way of notification in accordance with this Agreement.

SGI undertakes to acknowledge these orders within ten (10) days of their receipt or to inform FDJ within such period of any difficulty related to the delivery dates specified in these orders.

After said period of ten days following the receipt of an order, and in default of an acknowledgment or statement of reservations, orders shall be deemed accepted in accordance with the terms and conditions set forth on any such order, provided that the same shall comply with the terms and conditions of this Agreement, and provided further that such order has been notified in accordance with this Agreement and shall state the consequences of failure to respond.

Orders in respect of spare parts shall be placed in the same manner as those in respect of SciScan Terminals.

5. PRICE AND PAYMENT METHODS

5.1      PRICE

The price of SciScan Terininals shall be as indicated in Annex 3 hereto.

SGI shall use its best efforts to permit FDJ to benefit in turn from decreases in the purchase price to which SGI may have access with respect to electronic components, as well as innovation available through third parties in the market likely to reduce the final cost of the product.

In any event, should SGI wish to upwardly revise the price, it shall be required at the time of seeking agreement from FDJ, to justify and supply the reasons leading it to increase the price. For such purposes, SGI shall, in particular, be required to demonstrate that it shall not profit from the decrease in prices in the electronics market and that the import taxes payable by SGI with respect to such electrical components have not decreased.

In any event, as long as the parties disagree on the evolution of the price, the price set forth in Annex 3 shall continue to apply.

5.2      TERMS OF PAYMENT

Payment shall be made as follows:

-        25% of the total order when each order is placed,

-        The balance at the signature of each reception form as set forth in
         Article 8.

The sums due shall be paid excluding taxes or including taxes according to the applicable tax regime at the time.

All payments and settlement of installment claims shall be made without deduction on the 10th of the month following a period of thirty (30) days from the date of receipt of the invoice by SGI.

5.3      Currency

For all purposes and in accordance with the principles of monetary laws, it Is hereby acknowledged that amounts payable in French Francs shall be deemed denominated and/or payable in European currency, when the French Franc is no longer the lawful currency or, more generally, is replaced by the European currency in accordance with applicable European and/or French regulations. The rates used to convert the French Franc at such time shall be those provided pursuant to Article 109L of the Treaty on the European Union.

6. DELIVERY TERMS

SciScan Terminals shall be delivered Ex Works, SAGEM, Saint-Etienne du Rouvray in accordance with the planning set forth in Annex 2 of the present Annex 19.

The parties agree that, unless specifically provided otherwise in this Agreement, the Incoterm. "EX WORKS - EXW", by its 1990 definition by the ICC, shall be applicable to all deliveries of SciScan Terminals.

Any delivery made to FDJ shall be made with a delivery note setting forth the necessary details and references for the identification of deliveries.

In any event, it shall be for FDJ to verify the good state of packaging and, if necessary, to endorse on the delivery note remitted to the carrier, its justified reservations concerning any anomalies and apparent damages to goods.

Partial or split deliveries (limited to a maximum of thirty (30) days) shall require the prior agreement of FDJ.

Transfer of title in and to the SciScan Terminals shall take place upon payment of the full price in respect thereof.

7. QUALITY CONTROL

SGI warrants and undertakes with FDJ that it shall apply a quality control system in respect of each stage of production, guaranteeing the high quality of SciScan Terminals to be delivered to FDJ.

The factories producing the SciScan Ten-ninals shall be ISO 9002 certified or shall use similar procedures as those required by ISO 9002. The research centers responsible for SciScan Terminals shall be ISO 9001 certified or shall use similar procedures as those required by ISO 9001.

FDJ hereby reserves the right to verify that such quality control system is being applied, provided that it shall comply with the security and access regulations of the manufacturer producing the SciScan Terminals.

8. PENALTIES

The parties agree that in the event of late delivery of more than ten (10) business days or any delay in supplying maintenance or guarantee services, FDJ shall be entitled to impose penalties in the conditions described hereafter.

In the event that FDJ decides to impose late delivery penalties upon SGI, such penalties shall run from the end of the tenth business day following (i) the day that the related SciScan Terminals should have been delivered in accordance with the agreed dates for delivery, and in a state allowing its reception, or (ii) the day on which the maintenance or guarantee services should have been completed.

PENALTY FORMULA

P=NxJxV
       1000

Letters in the above formulae are defined as follows:

P    =   Amount of penalty in Francs;

j    =   Number of days late (following deduction of ten (10) business days allowance);

                  N   =    Number of SciScan Terminals delivered late.

                  V   =    Price in French Francs of the SciScan Terminal,
                           before options, or of a replacement part or service as the case may be.

The parties agree that the penalties shall be cumulative, and that penalties hereunder, irrespective of cause, may not exceed 15% of the total value of V.

Penalty payments due may be set off against current or future SGI invoices. To the extent that SGI makes up for late deliveries in subsequent deliveries under this Agreement, retained penalties shall be reimbursed to SGI.

In the event of a 90 day delay exceeding the dates set in the delivery schedule, FDJ shall be entitled to terminate the Agreement in accordance with the provisions of Section 2 1.

Payment of the penalty by SGI is not due if the delay is attributable to force majeure or to FDJ.

Any delay attributable to FDJ shall lengthen the time allotted to SGI for a period of time which will not exceed such delay; moreover, SGI shall be entitled to charge FDJ for reimbursement, with supportive evidence, for expenses born by SGI with respect thereto.

9. SCISCAN TERMINAL ACCEPTANCE

9.1 ACCEPTANCE PROCEDURE

The factory acceptance shall be the only acceptance, and may be conducted in presence of the final client.

The SciScan Terminals must be accepted before delivery.

FDJ shall proceed with the acceptance of the Terminals within a deadline of five
(5) business days from the receipt of the notice that the Terminals are ready for acceptance.

The specifications of the tickets to be validated by the Terminals appear in Annex 17 and Annex 18.

9.2 ESTABLISHMENT OF AN ACCEPTANCE PROCEDURE

FDJ shall supply within one month from the signing of this Agreement two standard draft acceptance procedure forms (one for the pre-series Terminals and one for the series Terminals). These drafts will pem-iit SGI to prepare and notify to FDJ draft acceptance procedure forms that shall be sent to FDJ within 90 calendar days from the date on which SGI receives the draft acceptance forms.

The Parties shall have a period of fifteen (15) business days following the notification to FDJ of the draft acceptance form prepared by SGI in order to agree on the contents, approve the provisions and sign a copy thereof. The completed acceptance form so signed and approved shall form an integral part of this Agreement.

The Parties hereto may provide, by mutual agreement, for complementary tests that may have been omitted at the time of the establishment of the completed acceptance form.

The level of acceptance testing requested shall not exceed the specifications in the cahier des charges.

For purposes of the acceptance, the quality levels of Annex 5 shall apply.

If the parties do not reach an agreement on the contents of the acceptance procedure forms before the deadlines indicated above, such form shall be drafted by an expert nominated by mutual agreement from the Paris Appellate Court list of judicial experts. In the event that the parties are unable to reach an agreement with respect to an expert, the expert shall be named by the President of the Paris Commerce Tribunal (Prisident du Tribunal de Commerce de Paris) upon petition by the most diligent Party.

9.3 METHOD OF ACCEPTANCE

For the acceptance of the SciScan Terminal, SGI shall make available to FDJ the infrastructure and human resources so as to facilitate the expeditious carrying out of testing and acceptance.

SGI shall make available to FDJ all testing procedures and specific tools necessary for the performance of acceptance testing.

SGI shall provide to FDJ a simulator with access to the central site as necessary for the acceptance procedure.

The representatives of the Parties present during the acceptance procedures shall have the power to bind the party that he represents, in particular, for the purposes of carrying out the testing and the technical and functionality trials, and to individually sign the acceptance forms, with or without reservations.

9.4 EVENTS AFFECTING ACCEPTANCE

In the event that FDJ does not participate in the acceptance procedure within the deadlines set out in Section 9.1 above, SGI shall put FDJ on notice to accept the terminals in question.

FDJ shall have an additional five (5) day period from receipt of this notice to carry out the acceptance. Otherwise,the acceptance shall be pronounced automatically at the end of this period and SGI shall be authorized to sign acceptance forms on behalf of FDJ.

In the event that FDJ does not accept the Terminals due to the fault of SGI, FDJ shall proceed with a second acceptance attempt within 10 business days following the failed acceptance In the event of failure of the second attempt at acceptance, FDJ may proceed with a new acceptance attempt in agreement with SGI or commence a period of negotiation of fifteen (15) days from the date of notification of refusal by FDJ.

Changes relating to the acceptance criteria, to dates, to the price or to other terms and conditions, in addition to the agreement relating to the completed acceptance form relating to such elements, shall be formalized by the signature of an amendment to this Agreement at the end of the period of negotiation.

If the parties are unable to reach agreement during the period of negotiation, either Party shall be entitled to rely upon the provisions of Section 21 of this Agreement.

10. WARRANTY

10.1 WARRANTY IN RESPECT OF THE SCISCAN TERMINALS

SciScan Terminals are warranted with respect to both materials and workmanship for a period of twelve (12) months from the date of installation with a maximum period of fifteen (15) months from the date of delivery to FDJ.

In addition to the warranty against hidden defects provided for in Article 1641 of the Civil Code, under which SGI is responsible, SGI gives the contractual warranties provided for below.

The warranty shall consist of the repair or exchange of the defective component at the factory or repair shop designated by SGI, in such manner that the SciScan Terminal shall always be in an acceptable state of functionality.

The exchanged component need not be new, but must be fit for the purpose for which it is destined. The replacement component shall become the property of SGI.

Replacement of the defective parts, as well as labor and transport costs of the exchanged or repaired parts to the destination designated by FDJ shall be borne by SGI.

All the other costs are to be borne by FDJ.

SGI shall be required to return defective SciScan Terminals to FDJ in working order within ten (10) business days (on an average calculated monthly, the date of shipment being counted within the calculation).

Any delay of SGI in putting each SciScan Terminal back in a state of working order shall entitle FDJ to impose upon SGI the penalty payments provided for in
Section 8.

The following are excluded from the warranty:

breakdown or dysfunction due to improper use of the SciScan Terminal or noncompliance with user or installation instructions;

- breakdown or dysfunction due to an external cause (including, but not limited to, knocks, breakage, accident, humidity, water or other liquid damage, lightning, shortcircuit, power supply faults, acts of vandalism, theft or attempted theft, defective lines);

-        normal wear and tear of the SciScan Terminal and its accessories;

- breakdown or dysfunction caused by modifications or add-ons made to a SciScan Terminal without the written consent of SGI;

- damage due to failure to maintain in accordance with the user manual or lack of surveillance or care;

- damage resulting from repairs or maintenance carried out by non-SGI approved persons;

- breakdown or damage caused by the use of consurnables other than those recommended by SGI;

- deterioration following or due to insufficient packaging and/or poor condition of equipment returned to SGI;

- transmission faults (telecommunication network) including, but not limited to, bad geographical coverage by radio-electrical transmitters, interference linked to weather conditions, or faulty or poor quality telephone lines; and

-        defects caused to a SciScan Terminal by bad environmental conditions.

Where the request for intervention addressed by FDJ is not attributable to equipment delivered by SGI (i.e., hardware, software etc.), SGI shall be entitled to invoice in accordance with its rates in force at the time of intervention, forwarding costs not being included therein.

Should FDJ and SGI, and their respective technicians, disagree upon the application of any of the foregoing warranty exclusions, FDJ and SGI shall jointly appoint an external consultant, for the purpose of resolving their dispute within 15 days. The consultant will allocate the resulting expenses depending on the merit of the claims of each party. The decision of the consultant shall bind the parties and be definitive.

10.2 INFRINGEMENT

SGI guarantees to FDJ that SciScan Terminals delivered pursuant to this Agreement do not infringe any intellectual property rights, as defined under the French Intellectual Property Code.

FDJ shall not claim against SGI any indemnity or compensation for infringement of any intellectual property rights owned by FDJ.

For purposes of this guarantee, SGI shall conduct the defense of FDJ in cooperation with the latter and in respect thereof, SGI shall be liable for litigation costs, legal and expert fees and any damages award together with interest arising from any definitive and non-appealable decision holding that FDJ infringes intellectual property rights of third parties. SGI shall also offer to substitute a non infringing element for any infringing element.

It is acknowledged and agreed that the selection of counsel by SGI shall be subject to the prior agreement of FDJ.

FDJ undertakes to promptly notify SGI in writing of any infringement claims as soon as FDJ becomes aware of any such claim.

11.      TERMINAL MAINTENANCE

SGI shall offer to FDJ, for a flat fee per SciScan Terminal per year, workshop maintenance for the SciScan Terminals described in Annex 6 during a minimum period of seven (7) years. This price is established in function of the performance requirements in Annex 8. If FDJ issues the request by registered mail return receipt requested, at least six (6) months before the expiration of the contractual warranty defined in Section 11 of the Agreement, FDJ and SGI shall sign a maintenance agreement for a period of one (1) year, that shall be automatically renewed unless expressly terminated by either Party with three months notice, until the expiration of a period of seven (7) years, such agreement to incorporate and be subject to the terms, conditions and methods set forth in Annex 6.

The fee proposed by SGI for maintenance of the SciScan Terminals shall conform to the price set forth in Annex 6. Such fee shall be indexed-linked, as of the end of the first year of maintenance, to the SYNTEC index by application of the adjustment formula set forth in Annex 6.

SGI is not obligated to propose field maintenance. FDJ shall provide the maintenance of SciScan Terminals at the points of sale.

12. AFTER-SALE SUPPLY OF SPARE PARTS

At the end of the contractual warranty period, if no maintenance contract as described in Section I I above has been signed, or in the event that the warranty is excluded, SGI shall supply FDJ with replacement equipment and parts (i.e., cards and modules), in accordance with Annex 4 for a minimum period of seven (7) years from the date of the last delivery of

SciScan Terminals to FDJ. During such period, the price of parts may be adjusted annually from the expiration date of the warranty period in respect of the Initial Order in accordance the identical procedure set forth in Section 5 of this Agreement.

As soon as it becomes aware of the same, SGI shall alert FDJ as to those components that are liable to either disappear from the market or become obsolete. In such event, SGI shall use its best efforts to propose technical solutions to FDJ in order to resolve the problem(s) linked to the disappearance or obsolescence of such components. If any such solution is adopted by FDJ, SGI shall ensure that parts or modules are supplied that permit increased compatibility with the SciScan Terminals. Research and development costs shall be considered on a case by case basis.

The quantities of replacement components and the financial terms in respect thereof shall be established by mutual agreement by reference to the actual NITBF of each module.

13. CLEARANCE FOR TERMINALS

SGI shall deliver SciScan Terminals having obtained prior to their delivery all necessary clearances for their exploitation in France, and respecting the applicable standards and regulations on their delivery date, and in particular:

-        EN 60950 (electrical security)
-        EN 55022 (CEM)
-        EN 50082-1 (CEM) * B 1123 A (telephone network access)


14. NOTICES ON TERMINALS

SciScan Terminals and sub-elements of the SciScan Terminals shall be branded with the name "La Frangaise des Jeux" as set forth in the purchase orders.

The marking films (fllms de marquage) must be supplied to SAGEM three (3) months before the delivery.

15. DOCUMENTATION

The following documents shall be supplied with each SciScan Terminal:

-        French user guide;

-        French installation guide

The parties hereto agree that SGI shall assume responsibility in respect of information contained in said guides.

Generally, the content of any documentation intended for non-professional end users shall require ratification by both parties hereto.

In addition, SGI shall provide FDJ ten (10) copies of the technical documentation of the SciScan Terminals, so that FDJ may undertake the maintenance of its SciScan Terminals by itself, if it elects to do so.

16. LIABILITY

16.1. LIABILITY

SGI shall perform the obligations undertaken by it under this Agreement subject to and in accordance with professional standards prevailing in its industry and all applicable regulations, and, in particular, with the Labor Code (Code du Travail) and the Intellectual Property Code (Code de la Propriiti
Intellectuelle). FDJ shall be solely liable with respect to regulations specifically applicable to FDJ's activities.

To the extent, that due to the performance or non-performance of the obligations under this Agreement, FDJ is able to show that it has suffered loss, it shall, where there has been proven default by SGI, be entitled to claim damages subject to the provisions set forth below in the Section entitled "Limitation of Liability".

16.2. LIMITATION OF LIABILITY

SGI is responsible for proven breaches under this Agreement, and shall indemnify SGI for direct, corporal or material damages resulting to SGI within the limit of the total price of the SciScan Terminals ordered pursuant to this Agreement. SGI shall not be responsible for indemnifying FDJ for indirect damages such as lost profits or loss of clientele.

SGI shall, in no event, be liable for any loss due to the non-performance by FDJ of all or part of its obligations, immaterial and/or indirect, such as loss of winnings, loss of profits or clientele.

17. LIEN - COMPENSATION

Neither party is permitted to exercise any lien or right to compensation with respect to the other party without having obtained either such party's authorization or an enforceable arbitration order.

18. INSURANCE

SGI warrants that it has sufficient insurance cover to cover its professional responsibility and shall justify the same upon request by FDJ.

19. PERSONNEL

Personnel that are engaged by SGI to work upon equipment, facilities and/or sites of FDJ shall remain at all times in the employ of SGI, with regard to which it shall bear all employer obligations. SGI shall hire, manage and remunerate only its own personnel and shall be solely responsible for the management, discipline and the security of said personnel. Where SGI is engaged on FDJ sites, SGI personnel shall be required to conform to the Internal Regulations and to the security standards in force at FDJ establishments where it carries out its engagements.

20. FORCE MAJEURE

The parties hereto shall not bear liability in respect of lateness or non-performance of obligations under this Agreement caused by an event of force majeure.

The expression "force majeure" means any event exterior to and not within the control of the parties that is unforeseeable and which prevents the performance of the obligations under this Agreement, in whole or in part, or renders the performance thereof excessively onerous or difficult for either one of the parties.

Events of force majeure are deemed to include, without limitation, the following: natural disasters, acts of war, political unrest, strikes, governmental edicts (including, without limitation, the repeal of statute or regulations allowing the exploitation of games of chance in France) or the imposition of taxes, if the latter has the effect of materially affecting the performance of this Agreement.

It is expressly agreed that an event of force majeure shall result only in the suspension of the obligations of either party under this Agreement only during the period in which such event has effect. The party seeking to rely on the provisions hereof is required to notify the other party subject, and in accordance with the provisions hereof.

Suspension of this Agreement may not, in any event, exceed three (3) months from the date of receipt of the above-mentioned notice. At the expiration of said period, the parties shall meet so as to mutually agree to the termination of this Agreement, on the basis of a payment made to SGI on a pro rata basis for work done. In the absence of agreement, the most diligent party may demand termination hereof by court order.

21. TERMINATION

In the event of breach by one of the parties of this Agreement, the non-defaulting party may terminate this Agreement, without prejudice to any other rights it may have, as of right, with thirty (30) days notice, issued and sent by certified mail with return receipt requested to the breaching party and where, at the end of such period, the breach remains either partially or completely unremedied.

Orders submitted prior to the effective date of termination of this Agreement shall remain unaffected thereby.

22. ASSIGNMENT

This Agreement is personal to SGI, who is accordingly expressly prohibited from assigning any of its rights or obligations either in whole or in part whatsoever with respect to the Agreement, without having previously obtained the written consent of FDJ (except to associated companies within its Group consequent upon the current restructuring of the same), which consent shall not be unreasonably withheld, and, in any event, shall be in compliance with the joint-venture agreement between FDJ and SGI of same date.

FDJ shall not be entitled to rightfully refuse any such assignment if, in particular, it arises from a purely internal restructuring of SGI and if the assignee company makes the same undertakings AND WARRANTIES TO FDJ with respect to solvency, durability and competence as SGI hereunder, and to the extent only that performance of this Agreement is not altered thereby.

For the purposes of this Section, any change in the majority-ownership of share capital of SGI, any capital contribution, merger, absorption, and, generally, any corporate transaction aimed at or resulting in a change in the corporate ownership of SGI shall be deemed to constitute an assignment.

23. SUBCONTRACTING

SGI may use subcontractors for the performance of its obligations hereunder.

SGI warrants that with respect to its subcontractors, it has obtained all such necessary contractual undertakings so as to enable it to perform its obligations under this Agreement.

SGI shall be directly liable for all of the acts and omissions of subcontractors, even where the same have been selected with the approval of FDJ. SGI shall ensure that all of the obligations of subcontractors shall be fully performed.

Subcontracting hereunder shall be subject to the Law of December 31, 1975.

24. CONFIDENTIALITY

Throughout the term of this Agreement, the parties may come into possession of confidential technical, commercial or financial information.

Each of the parties hereby undertakes that it shall, and shall procure that its employees and all parties acting on their behalf shall, preserve the absolute confidentiality of all technical data, information or advice that may come into its possession in either the negotiation, signature and performance phases of this Agreement.

Information, concepts or techniques shall not, however, be deemed to be confidential if:

- they are, at the time of their disclosure, either in the public domain or have fallen into the public domain in the absence of any breach of the terms of this Agreement;

- they are known to one or the other of the parties without any breach of the obligation of confidentiality hereunder; or

- they have been received in a lawful manner by one or other of the parties from a third party without any obligation of confidentiality.

The parties hereto agree that the terms of this Agreement are confidential.

In the event that one of the parties is obliged by law to disclose confidential information, this Party shall inform the other Party in the shortest possible time. In such a case, the Party obliged to disclose the information shall only disclose the minimum information required by law, and, when feasible, shall obtain protective measures or ensure the confidentiality of disclosed information.

The obligation of confidentiality under this Section shall remain in effect for a period of five (5) years following the end of this Agreement for whatever cause.

25. ADMINISTRATIVE STEPS

SGI shall proceed with the filings, declarations, and applications for authorizations required by applicable laws in relation to performance of this Agreement.

26. LANGUAGE

The parties agree that the language used for the purposes of the execution of this Agreement shall be French. Accordingly, correspondence exchanged and meetings conducted between the parties shall be in the French language.

27. ENTIRE AGREEMENT

The provisions of this Agreement and its Annexes express the entirety of the agreement concluded herein between the parties hereto concerning the subject-matter hereof and accordingly shall prevail over any statement, exchange of correspondence occurring prior to the signature hereof, and over any other provision set forth in documents exchanged between the parties and relating to the subject-matter hereof.

28. NO WAIVER

If, on one or more occasions, one of the parties does not require the observance of one or more of the provisions of this Agreement, this shall not in any event be deemed to constitute any waiver by that party of its rights under such provision or any other provision of the Agreement in identical or any other circumstances.

29. AMENDMENT

The provisions of the body of this Agreement together with the deadlines and financial terms hereof may not be amended except by means of a written amendment signed by the duly authorized representatives of both parties and executed at a date following the effective date of this Agreement. Other provisions, and in particular, technical Annexes, may be amended resulting from the reports of progress meetings, as soon as they have been signed by the appointed operational representatives of the parties indicated in Annex 7.

The pre-printed general terms and conditions of purchase or sale set forth on purchase orders, receipts and invoices shall be without effect.

30. PUBLICITY

The parties agree that the terms of this Agreement are confidential and that SGI shall not cite the Agreement as a commercial reference without having obtained the prior written consent of FDJ.

However, the parties agree that they may mention the Agreement in order to comply with the applicable legal requirements.

31. INTERPRETATION

In the event of contradiction between the terms contained in the body of this Agreement and those of its Annexes, the provisions contained in the body of this Agreement shall prevail over those of its Annexes.

32. INDEPENDENCE OF THE PARTIES

Neither this Agreement, nor any provisions hereof, shall be deemed to create any partnership (socijti en participation), agency or franchise between the parties or create a relationship of employer-employee between one of the parties and the employees of the other party.

33. HEADINGS

The headings of Sections in this Agreement are solely employed for ease of reference and shall not prevail over or be deemed to modify or amend any of the same.

34. GOVERNING LAW AND DISPUTES

34.1 GOVERNING LAW

This Agreement is governed by and shall be interpreted in accordance with the laws of France.

34.2 ARBITRATION

Any dispute arising between the parties relating to the interpretation or performance of a provision of this Agreement or its Annexes shall be settled by one or more arbitrators according to the Rules of Arbitration of the International Chamber of Commerce.

The parties agree that the language of arbitration shall be French and that the place for -arbitration shall be Paris.

34.3 CHOICE OF DOMICILE AND JURISDICTION

The parties hereby elect domicile at their respective registered offices. Any notice required to be served hereunder as a result of non-performance of any of the terms of this Agreement shall be addressed to the respective registered offices of the parties.

34.4 Notice

Any notice or other communication under this Agreement shall be deemed given if delivered in writing to the intended recipient either in person, or by mail, certified or registered, postage prepaid, or by recognized overnight delivery service, or by telecopier to the intended recipient at the address and telecopier number specified herein:

If to SGI:                                                    If to FDJ:

Scientific Games International                                La Franqaise des Jeux
Attention: Mr. William J. Malloy                              Attention: Pr6sident-Directeur G6n6ral
President and CEO                                             5-7 rue Beffroy
1500 Bluegrass Parkway                                        92523 Neuilly sur Seine
Alpharetta, Georgia 30004
USA                                                           FRANCE

With a copy to Gray Bethea, Jr.                               With a copy to the Department Juridique

Vice President and General Counsel                            Fax No. 33 146 4136 33
Fax No. 1770 343 8798

or such other address or telecopier number as a party may specify from time to time pursuant to this Section.

Notice sent in the manner described above shall be deemed effectively given as of the date of receipt.

Made in Neuilly-sur-Seine,

This        day of _, 1998,

In two originals

For and on behalf of                        For and on behalf of
FDJ                                         SGI
Mr. Bertrand de GALLt                       Mr. Bruce H. LONGHURST
------------------------------------        ------------------------------------

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ANNEX 1: SPECIFICATIONS OF SCISCAN TERMINALS

The SciScan Terminals, including those in the Initial Order, shall have the characteristics described hereafter:

This document is property of group SAGEM. No part of it may be reproduced without SAGEM's permission.

SHEET RELEASE

release          date              author                 modification description
                [*]              X. CHAUSSADE              [*]
                                 JF LALLEMANT
    2                               W. BEHM
                                     (SGI)



    A                            X. CHAUSSADE



CONTENTS

 1. DEFINED TERMS AND REFERENCES .............................................................................1
         1.1 Definitions .....................................................................................1
         1.2 Interpretation ..................................................................................1
 2. PURPOSE ..................................................................................................1
 3. EFFECTIVE DATE - TERM ....................................................................................2
 4. ORDERS - TERMS AND CONDITIONS OF ORDERS ..................................................................2
 5. PRICE AND PAYMENT METHODS ................................................................................3
         5.1 Price ...........................................................................................3
         5.2 Terms of Payment ................................................................................3
         5.3 Currency ........................................................................................4
 6. DELIVERY TERMS ...........................................................................................4
 7. QUALITY CONTROL ..........................................................................................4
 8. PENALTIES ................................................................................................5
 9. SCISCAN TERMINAL ACCEPTANCE ..............................................................................6
 9.1 Acceptance Procedure ....................................................................................6
         9.2 Establishment of an acceptance procedure ........................................................6
         9.3 Method of acceptance ............................................................................7
         9.4 Events Affecting Acceptance .....................................................................7
 10. WARRANTY ................................................................................................8
         10.1 Warranty in respect of the SciScan Terminals ...................................................8
         10.2 Infringement ...................................................................................9
 11. TERMINAL MAINTENANCE ...................................................................................10
 12. AFTER-SALE SUPPLY OF SPARE PARTS .......................................................................10
 13. CLEARANCE FOR TERMINALS ................................................................................11
 14. NOTICES ON TERMINALS ...................................................................................11
 15. DOCUMENTATION ..........................................................................................11
 16. LIABILITY ..............................................................................................12
         16.1. Liability ....................................................................................12
         16.2. Limitation of Liability ......................................................................12
 17. LIEN - COMPENSATION ....................................................................................13
 18. INSURANCE ..............................................................................................13
 19. PERSONNEL ..............................................................................................13
 20. FORCE MAJEURE ..........................................................................................13
 21. TERMINATION ............................................................................................14
 22. ASSIGNMENT .............................................................................................14
 23. SUBCONTRACTING .........................................................................................15

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

 24. CONFIDENTIALITY .......................................................................................15
 25. ADMINISTRATIVE STEPS ..................................................................................16
 26. LANGUAGE ..............................................................................................16
 27. ENTIRE AGREEMENT ......................................................................................16
 28. NO WAIVER .............................................................................................16
 29. AMENDMENT .............................................................................................16
 30. PUBLICITY .............................................................................................17
 31. INTERPRETATION ........................................................................................17
 32. INDEPENDENCE OF THE PARTIES ...........................................................................17
 33. HEADINGS ..............................................................................................17
 34. GOVERNING LAW AND DISPUTES ............................................................................18
         34.1 Governing Law ................................................................................18
         34.2 Arbitration ..................................................................................18
         34.3 Choice of Domicile and Jurisdiction ..........................................................18
         34.4 Notice .......................................................................................18
 1. SUBJECT ................................................................................................23
         1.1. Introduction .................................................................................23
         1.2. References ...................................................................................23
 2. GENERAL DESCRIPTION ....................................................................................23
         2.1. Presentation .................................................................................23
         2.2. Features .....................................................................................23
         2.3. General Architecture .........................................................................25
 3. HARDWARE DESCRIPTION ...................................................................................26
         3.1. [*] ..........................................................................................26
         3.2. [*] ..........................................................................................29
         3.3. [*] ..........................................................................................33
         3.4. [*] ..........................................................................................34
         3.5. [*] ..........................................................................................34
         3.6. [*] ..........................................................................................35
         3.7. [*] ..........................................................................................35
         3.8. [*] ..........................................................................................35
 4. SOFTWARE DESCRIPTION ...................................................................................36
         4.1. [*] ..........................................................................................36
         4.2. [*] ..........................................................................................36

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


1. SUBJECT

1.1. Introduction

This document is the description of the SCISCAN terminal hardware specifications, that SAGEM is proposing to SCIENTIFIC GAMES for the FORTUNA project.

         1.2. References

SCISCAN DOCUMENTATION: SGI

[*]                                                 [*]
[*]                                                 [*]
[*]                                                 [*]
[*]                                                 [*]
[*]

2. GENERAL DESCRIPTION

         2.1. Presentation

The SCISCAN terminal is a compact Latex and Bar Code reader for Lottery game application. A thermal printer integrated in the terminal can print receipts required by the application. The terminal can be connected with a modem or a [*] connection for "on line" transaction.

2.2. Features

0 Mechanical dimension W X H X D:                   170 X 155 X 330 mm

PROCESSOR UNITS:

   Main Processor Board:                            [*]

[*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[*]                                                          [*]

[*]                                                          [*]

                                                             [*]

USER INTERFACE MODULES:

   LCD Display:                                              [*]

- Keyboard:                                                  [*]
- Smart card reader (option)


OTHER MODULES:

I

[*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

2.3. General Architecture

Graphic

3. HARDWARE DESCRIPTION

         3.1. User interface module The user interface module contains:

* LCD panel
* flex matrix for the keyboard
* control panel board
* 1 to 3 leds,

         3.1.1. [*]

[*]

[*]                                       [*]

            Line 1
            Line 2

            Line 3

            Line 4                        [*]

[*]

3.1.2. Keyboard

The keyboard contains 22 keys:

a numeric pad:           0123456789*#
a function pad:          3 keys
a navigator pad:         Cancel Menu OK <-= ~ =>

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


The structure of the keyboard is:

                                         Keys
                                         ______ --Rubber key pad
                                                --flex board or PCB

[*]

3.1.3. Control panel board

The architecture is:

[*]



[E MIPU Controller:]

[*]

The chip is programmed to: [*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[*]

[*]

[*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION


3.2. Processor Boards
         3.2.1. Architecture

[*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.2.2. [*]

[*]

                                 Main Processor
The main processor is [*] The main characteristics are:

[*]

The operating voltage is [*]

                                 Latex Processor
[*]

                                  Main Memory
[*]

                                  Flash Memory
[*]

                                   SRAM Memory
[*]

                                   Serial port
[*]

        [*]

The reference clock is generated by [*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[*]

[*]

[*]

                             Latex reader interface

[*]

3.2.3. SCPFAX board

[*]

PFAX Processor

The PFAX includes several functions:
        [*]

Graphic

[*]

[*]

[*]

[*]

[*]

                                Printer interface
[*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[*]

                             Communication interface
The communication interface of SCPFAX board with the external of the SCISCAN Terminal is of [*] types:
         m Modem [*] - Data and Phone line interface.
         a [*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

[*]

m Modem [*] main features:

- [*]
                         [*]

- [*]
                         [*]
- [*]

Phone Line interface electronic
        [*]

[*]

        [*]

3.2.4. [*] Interfaces

  There are [*] interfaces between the [*]

   - [*]

         [*]

[*]

[*]

3.3. Barcode Reader

Technology:               [*]

Label density:            [*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Scan rate:               [*]

3.4. Narrow Thermal Printer: STANDARD

- Technology             [*]
- Paper Type
- Paper Width:
- Print Width:
- , Print Speed:
- Dimensions:
- Weight:
- Cutter:

- Horizontal Resolution: [*]

- Vertical Resolution:   [*]

- Sensors                [*]

- Power:                 [*]

- Reliability            [*]

- Paper Roll Diameter:   [*]

- Others :               [*]

I

3.5. Wide Thermal Printer: OPTIONAL

- Technology:            [*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

- Paper Type :           [*]
- Paper Width:
- Print Width:

- Print Speed:
- Dimensions:

- Weight:                [*]
- Cutter:

- Horizontal Resolution: [*]

- Vertical Resolution    [*]

- Sensor:                [*]

- Power:                 [*]

- Reliability            [*]

- Paper Roll Diameter:   [*]

- Others :               [*]

         3.6. Latex reader
To Be specified

         3.7. [*]
To Be specified

         3.8. Power Supply
[*]

The characteristics are:
         - Input voltage:      [*]
         - Input frequency:    [*]
         - Power max:          [*]
         - Output voltage:     [*]
                               [*]

NOTE: THE MATERIAL HEREIN MARKED BY BRACKETS AND AN ASTERISK HAS BEEN DEEMED CONFIDENTIAL BY SCIENTIFIC GAMES HOLDINGS CORP. AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4. SOFTWARE DESCRIPTION

4. 1. Main Processor [*] :

4. 1. 1. Operating system :

[*] It is developed by SGI.

4.1.2. Program application

         All software of [*] is developed by SGI.

4.2. Fax Processor :

4.2. 1. Operating system:

m NUCLEUS.
It is developed by SAGEM.

4.2.2. Program application:

The following drivers are developed by SAGEM on PFAX processor:

        [*]

a Protocols supported by SAGEM on PFAX processor

                 [*]

                             ANNEX 2: INITIAL ORDER

This Annex sets forth the terms and conditions governing the Initial Order:

1.       Quantity of SciScan Terminals ordered

The Initial Order shall be for 15,000 SciScan Terminals.

2.       Delivery Schedule for SciScan Terminals

TO being the acceptance date of the order by SAGEM

Stages/

- 2 prototypes                                                                           TO + 5 months
- lot of 100 terminals (pre-production)                                                  TO + 6 months
- lot of 250 terminals                                                                   TO + 8.5 months
- lot of 750 terminals                                                                   TO+ 10 months
- the quantities of the following lots may be adjusted by mutual accord according to the needs of the Client (between 1000 and 2500 terminals per month, excluding August)

3.       Price of SciScan Terminals

The price of each SciScan Terminal is defined in Annex 3.

4.       Payment Methods

The invoices shall be paid in accordance with Article 5.2 of Annex 19 of the Contract.

The place of payment shall be indicated by the invoices.

ANNEX 3: PRICE (EXCLUSIVE OF TAXES) OF SCISCAN TERMINALS

I.       Price EXW of SciScan Terminals during the production cycle.

1.1. Initial Terminal order of 15,000 (units)

Terminal with 14.4 Kb/s, with CCD SAGEM *r code reader and associated decoder

- Unit Price FRF (excluding taxes) 4000

Options:

- reader of card with microchip             Unit Price FRF (excluding taxes)           120
- small screen player                       Unit Price FRF (excluding taxes)           200
- synchronous X25 port                      Unit Price FRF (excluding taxes)           48

1.2. Terminals after Initial Order with CCD SAGEM

Quantities                                                                  1000-     5000-9999       10,000
                                                                            4999                      and over
SciScan 2000-3        With 14.4 Kb/s Unit                      Price        FRF 4328                         4104    4000
                      modem (excluding taxes)
          Options:    Reader of card Unit                      Price        FRF 132                          126      120
                      with microchip (excluding taxes)
                      Small screen Unit                        Price        FRF 214                          208      200
                      player (excluding taxes)
                      Synchronous Unit                         Price        FRF 21                            49       48
                      X25 port (excluding taxes)

2. Price EXW of SciScan Terminals outside of the production cycle.

In case of stoppage of production due to lack of demand, the price of the first 500 terminals ordered shall be increased by 4%.

The foregoing prices during the production cycle shall apply to the Initial
Order.

ANNEX 4: RATES (EXCLUSIVE OF TAXES) FOR REPLACEMENT

COMPONENTS AND AFTER-SALE SERVICES

1.       During mass production periods of equipment of this type

                                      Module Price                         Price of Standard Exchange
                                      FRF (excl. tax)                      FRF (excl. tax)
ELAN card                             2000                                 800
PFAX card without                     750                                  300
synchronous X 25
PFAX Card with synchronous            813                                  325
X 25
Laser reader module                   To be furnished later                To be furnished later
CCD SAGEM reader module               338                                  135
Latex detection module                150                                  Non-repairable
Printer                               300                                  Non-repairable
LCD Terminal Screen                   200                                  Non-repairable
Feeder                                250                                  Non-repairable
Cover for the keyboard                150                                  Non-repairable
Reader for card with                  150                                  Non-repairable
microchip
LCD player Screen                     267                                  Non-repairable

2.       After production run periods for equipment of this type

                                      Module Price                         Replacement Price
                                      FRF (excl. tax)                      FRF (excl. tax)
ELAN card                             2900                                 1160
PFAX card without                     1088                                 435
synchronous X 25
PFAX card with synchronous            1178                                 471
X 25
Laser reader module                   To be furnished later                To be furnished later
CCD SAGEM reader module 489                                                 196
Latex detection module                218                                  Non-repairable
Printer                               435                                  Non-repairable
LCD Terminal Screen                   290                                  Non-repairable
Feeder                                363                                  Non-repairable
Cover for the keyboard                218                                  Non-repairable
Reader for card with                  218                                  Non-repairable
microchip
LCD player Screen                     387                                  Non-repairable

The following reductions shall be applicable according to the amount of peripheral components ordered:

Quantity Ordered                                         Reduction
FRF 0.25M             to         FRF 0.50 M                     5%
FRF 0.50 M            to         FRF 1.00 M                    10%
FRF 1.00 M            to         FRF 2.50 M                    15%
FRF 2.50 M            to         FRF 5.00 M                    20%
FRF 5.00 +                                                   22.5%

These reductions are not applicable to the replacement price.

Prices quoted above are EXW.

ANNEX 5: ACCEPTABLE QUALITY LEVEL FOR

THE ACCEPTANCE OF TERMINALS

Two categories of defects should first be considered:

Major Defects:

Assembly faults generating short-term equipment breakdown or functional faults.

Minor Defects:

Appearance or assembly defects without impact on the functionality of the equipment.

Monthly quantity estimated at 1000 - 2000 Terminals, it is expected that there will be I delivery each week.

The NQA are as follows:

I% for major defects
4% for minor defects

Such [NQA] shall, however, follow the NFX 06 022 (Level H) norms, requiring the acceptance of lots, the samplings of which have the following defects:

For example:


I% NQA: major defects: Lot accepted with 1 defect and rejected with 2 defects

4% NQA: minor defaults: Lot accepted with 5 defects and rejected with 6 defects

The list of major defects and minor defects shall be established by mutual agreement between SGI and FDJ.

No critical defect (i.e., one that undermines the safety of the user) shall be accepted.

ANNEX 6: WORKSHOP MAINTENANCE FOR SCISCAN TERMINALS

Organization Of Arrangements between FDJ And SGI for the Maintenance of SciScan Terminals

Before any shipping of hardware, FDJ shall fill in the following spaces of the ARM SAGEML form:

               date, shipment (address), facsimile number, telephone number description reference of the terminal or part (SAGEM code)
               number of the series of the oncerned machinery (origin of the part) or date-code, e.g., 18/", this information to be stated on a repairable part, indicating the week and year of manufacture.
               Warranty: indicating whether or not included under the warranty,
  1    ("HG"- Hors Garantie, or IISG" - Sous Garantie)

FDJ shall transmit by Fax the completed ARM document to the concerned SAGEM repair service with a copy to SGI.

SGI shall return the ARM to FDJ after indicating an order number, date , name of manager and address and phone number for the shipment of parts or terminals to be repaired.

FDJ shall ship the parts to be repaired to the SAGEM Distribution/ Repair Center indicated by SGI, attaching a copy of the ARM to the package.

SGI is referred to the ARM number for the follow-up and management of the shipment. This number is to be used for any request for information and in any correspondence.

N.B. IRREPARIBILITY

The parts returned for repair/ replacement, may be considered irreparable by SGI and therefore be returned to FDJ as received, in the following cases:

         damage caused by a usage contrary to the conditions for normal uses, receipt of incomplete sub-sets (i.e., missing components, mechanical parts, etc.) modification of the original state of the hardware. Attempt at repair having damaged the sub-set.

SGI shall inform the manager in charge of technical service at FDJ.

2.       Maintenance of SciScan Terminals

SGI shall, with respect to maintenance of SciScan Terminals, supply to FDJ replacement equipment as well as component parts and repair facilities.

a) Timetable for Assistance Requests Business days from 8:30 am to 4:30 pm b) Acknowledgment periods for Assistance Requests Business days from 8:30 am to 4:30 pm c) Intervention Periods

The intervention periods for SAGEM is defined as the period between the business day in which the defective part is received and the date upon which the repaired part is sent.

d) Description of Maintenance

Defective modules or parts, or the complete hardware items, shall be returned to the SAGEM manufacturer for repair with notification to SGI.

Transport and insurance costs of defective modules or parts to the factory shall be bome by FDJ and the transport and insurance costs of repaired modules shall be borne by SGI.

In any event and irrespective of the nature thereof, SGI shall implement all useful and necessary measures so as to resolve technical problems encountered by FDJ. Such obligation includes, in particular, that of providing appropriate technical solutions, using qualified and competent personnel as well as the ensuring timely execution.

Maintenance shall consist of the repair or replacement of defective part in such manner that the hardware shall at be in an normal state of functionality.

The replaced part need not be new but must be suitable for the use for which it is intended. The part that is taken back by SGI shall become the property of SGI.

Replacement, labor costs and costs for shipment to FDJ shall be for the account of SGI.

SGI shall be required to proceed with the repair of defective parts within 10 business days.

Any and all lateness by SGI in the placing of hardware into working order shall entitle FDJ to apply the penalties provided for in Section 8 of the present Annex 19.

The following are excluded from maintenance:

breakdown or dysfunction due to improper use of hardware or non-compliance with user or installation instructions;

- breakdown or dysfunction due to a cause external to hardware (including, but not limited to, knocks, breakage, humidity, accident, water or other liquid damage, lightning, short-circuit, power supply faults, acts of vandalism, theft or attempted theft, defective lines ... );

-        normal wear and tear of hardware and accessories;

- breakdown or dysfunction caused by modifications or add-ons made to hardware without the written consent of SGI;

- damage due to failure to maintain in accordance with the user manual or lack of surveillance or care;

- damage resulting from repairs or maintenance carried out by non-SGI approved persons;

- breakdown or damage caused by the use of consurnables other than those recommended by SGI;

- deterioration following or due to insufficient packaging and/or poor condition of hardware returned to SGI;

         transmission faults (telecommunication network) including, but not limited to, bad geographical coverage by radio-electrical transmitters, interference linked to weather conditions, or faulty or poor quality telephone lines, etc. ; and

4D  defects caused to hardware by bad environmental conditions.

In the event that a request for assistance emanating from FDJ is not imputable to SGI (i.e., hardware, Software etc.), SGI shall be entitled to invoice time spent at the tariffs in force at the date of assistance in addition to travel expenses.

3.       Price of the maintenance
Subject to a use of the Terminals in accordance with the description of the work profile, SGI shall assure the repair in factory of the defective terminals under the following conditions:

a) during the 3 years following the warranty period

         Price per terminal per year FRF (excluding taxes) 490 b) during the 3 years following

         Price per terminal per year FRF (excluding taxes) 700 These prices are valid if the maintenance of all the terminals are entrusted to SGI.

These prices do not include:

the costs from research of breakdowns in the terminals received and found in a functional state. The replacement of ruined parts. These costs could be billed at higher rates.

 Autorisation de Retour                                                NI:
        de Materiel                                                    Date:
                                                                       NI Site:
Date.                                                                          i

DESTINATAIRE ARM                         ADRESSE D'EXPEDITION POUR LES PIECES
                                     (Joindre I'ARM numerote a votre expedition)

e           Departement Telecopie                                          e
            et Telephonie sans fil       Service client                          SAV TELEPHONIE SANS Fil
                                         Z.I. de la Guenaudiere                  Z.I DE QUEVERT B.P 130
Service Gestion des Reparations          2, rue de la Lande du Bas
4, rue du petit ALBI                     35300 FOUGERES                          22103 DINAN CEDEX
B.P. 8448
95807 CERGY PONTOISE CEDEX               e                                       e
FRANCE                                   Service Distribution et Reparation      SAV Monetique
                                        Boulevard Lenine - B.P. 428              278, Chaussee Fernand Fore
Fax: 01 40 70 84 73                     76805 ST ETIENNE DU ROUVRAY              59203 TOURCOING

EXPEDITEUR:

     Date d'arrivee                                                              Date de reexpedition
   Service Reparation                   Fax:                                     Service Reparation
Date:
NI DP:                                  Tel:

                          LISTE DES MATERIELS RETOURNES

                                                                N* SERIE                 TIE
             DESIGNATION                    CODESAGEM             ou                    S.G.
                                                                DATE CODE            (inventaire)
                                                                TOTAL HT
  << Bon pour acceptation du devis , Date:                    Votre NI de commande:
                                                              Signature:
en cas d'accord ou de refus)

ANNEX 7: PRINCIPAL COORDINATOR AND ASSISTANT FOR EACH PARTY

For FDJ:
Principal Coordinator:             Bruno Moyrand
Assistant :                        R6mi Theys

For SGI:
Principal Coordinator:             Tyler M. Ryan
Assistant:                         Christian Radakovitz

ANNEX 8: PERFORMANCE REQUIREMENTS

1. Definition of the- work profile of the terminal

Normal environment
Under tension 24 hours a day
Number of tickets read per year on average by all the terminals: 16, 700.
Printer:          2 krn of paper per year
                  2 million elementary impulses of writing

The preventative maintenance, by the operator, of the ticket reader module is carried out according to the recommendations of SGI.

2. Reliability of the Terminal

In the context of the work profile defined hereabove the reliability shall be , after a period of deployment of the field, better than:

         0.8 breakdowns per year and per machine using the 4 years following the delivery of the terminal,
         I breakdown per year and per machine during the 3 years following.

These figures are bases on the fact that the latex detection part represents less than

10% of the breakdowns.

SCISCAN LOTTERY TERMINAL PURCHASE AGREEMENT

BETWEEN THE UNDERSIGNED

SAGEM S.A., a French Societe anonyme, having a share capital of FRF 210,502,900, whose registered office is located at 6 avenue d'Iena, 75016 Paris, registered with the Register of Commerce and Companies under number B 562 082 909,

Represented by the President Directeur General, Mr. Pierre Faurre, or by Mr. Guy Rouanne, Executive V.P., Managing Director, Terminals and Telecommunications Division.

(hereafter referred to as "SAGEM")

AND

SCIENTIFIC GAMES INC., a US corporation, organized and existing under the laws of the state of Delaware, United States of America, doing business at 1500 Bluegrass Lakes Parkway, Alpharetta, Georgia 30004,

Represented by its Chairman and Chief Executive Officer, Mr. William Malloy,

(hereafter referred to as "SGI");

TABLE OF CONTENTS

 1. DEFINED TERMS AND REFERENCES .......................................................................4
         1.1 Definitions ...............................................................................4
         1.2 Interpretation ............................................................................4
 2. PURPOSE ............................................................................................5
 3. EFFECTIVE DATE - TERM ..............................................................................5
 4. MANUFACTURING LICENSE ..............................................................................5
 5. SAGEM'S LICENSE ....................................................................................6
 6. ORDERS - TERMS AND CONDITIONS OF ORDERS ............................................................6
 7. PRICE AND PAYMENT METHODS ..........................................................................7
         7.1 Price .....................................................................................7
         7.2 Invoicing .................................................................................7
         7.3 Currency ..................................................................................8
 8. DELIVERY TERMS .....................................................................................8
 9. QUALITY CONTROL ....................................................................................8
 10. PENALTIES .........................................................................................9
 11. ACCEPTANCE OF THE SCISCAN TERMINALS ..............................................................10
         11.1 Acceptance Procedure ....................................................................10
         11.2 Establishment of an acceptance procedure ................................................10
         11.3 Method of acceptance ....................................................................11
         11.4 Events Affecting Acceptance .............................................................11
 12. WARRANTY .........................................................................................12
         12.1 Warranty in respect of the sciscan Terminals ............................................12
         12.2 Infringement ............................................................................13
 13. TERMINAL MAINTENANCE .............................................................................14
 14. AFTER-SALE SUPPLY OF SPARE PARTS .................................................................14
 15. CLEARANCE FOR TERMINALS ..........................................................................15
 16. MARKINGS ON TERMINALS ............................................................................15
 17. DOCUMENTATION ....................................................................................15
 18. LIABILITY ........................................................................................16
         18.1. Liability ..............................................................................16
         18.2. Limitation of Liability ................................................................16
 19. LIEN - COMPENSATION ..............................................................................16
 20. INSURANCE ........................................................................................16
 21. PERSONNEL ........................................................................................17
 22. FORCE MAJEURE ....................................................................................17
 23. TOOLING ..........................................................................................17
 24. SGI'S RESUMPTION OF THE MANUFACTURING PROCESS ....................................................18
 25. TERMINATION ......................................................................................19
 26. ASSIGNMENT .......................................................................................19
 27. SUBCONTRACTING ...................................................................................19
 28. CONFIDENTIALITY ..................................................................................20
 29. ADMINISTRATIVE STEPS .............................................................................21
 30. LANGUAGE .........................................................................................21
 31. ENTIRE AGREEMENT .................................................................................21
 32. NO WAIVER ........................................................................................21
 33. AMENDMENT ........................................................................................21

 34. PUBLICITY ........................................................................................22
 35. INTERPRETATION ...................................................................................22
 36. INDEPENDENCE OF THE PARTIES ......................................................................22
 37. HEADINGS .........................................................................................22
 38. GOVERNING LAW AND DISPUTES .......................................................................22
         38.1 Governing Law ...........................................................................22
         38.2 Arbitration .............................................................................22
         38.3 Choice of Domicile and Jurisdiction .....................................................23
         38.4 Notice ..................................................................................23
 39. CONDITION PRECEDENT ..............................................................................24


LIST OF ANNEXES

ANNEX 1 Specifications of the SciScan Terminals and Spare Parts

ANNEX I bis Tasks to be performed by each Party

ANNEX 2 Initial Order
ANNEX3 Price (Exclusive of Taxes) of SciScan Terminals
ANNEX4 Rates (Exclusive of Taxes) for Replacement Components and After-Sale
       Services
ANNEX5 Acceptable Quality Level for the Acceptance of Terminals
ANNEX6 Maintenance Workshop for SciScan Terminals
ANNEX7 Principal Coordinator and Assistant for Each Party
ANNEX8 Performance Requirements
ANNEX 9 Equipment List
ANNEX 10 List of Intellectual Property Rights.
ANNEX 11 Specifications For Tickets To Be Validated By The SciScan Terminal

                                    PREAMBLE

WHEREAS, SGI has conceived and developed a SciScan Terminal;

WHEREAS, La Francaise des Jeux has requested SGI to furnish a complete lottery system including SciScan Terminals modified for the Fortuna System (these terminals thus modified are referred to as the SciScan Terminals);

WHEREAS, SGI would like SAGEM to perform research and development with respect to the SciScan Terminals as well as the Manufacturing of the SciScan Terminals;

THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1. DEFINED TERMS AND REFERENCES

         1.1 Definitions

Agreement means this Agreement including the annexes hereto;

Initial Order has the meaning given to it in Section 6;

EXW is an Incoterm signifying "at the factory" and has the meaning given to it in Section 8;

NOA means the level of acceptable quality for the receipt of SciScan Terminals, as such term is used in Annex 5-,

Party or Parties refers to SGI or to SAGEM as the context may require.

SciScan Terminal is defined in Section 2;

1.2 Interpretation

In this Agreement:

(a) defined terms, unless the context requires otherwise, when referenced in the singular shall include reference to the plural;
(b)      headings and the use of bolded characters shall be ignored; and
(c) all references to a section, sub-section or annex shall, unless expressly provided otherwise, be reference to a section, sub-section or annex of this Agreement.

2. PURPOSE

This Agreement sets forth the general terms and conditions pursuant to which:

SGI grants to SAGEM a non-exclusive license, to be used exclusively for the performance of this Agreement, including the intellectual property and know-how possessed by SGI necessary to the manufacture of lottery gaming terminals according to the specifications of Annex I (hereafter the "SciScan Terminals").

SAGEM agrees to perform the research and development as well as the manufacture and sale to SGI of the SciScan Terminals according to the specification set forth in Annex 1.

3. EFFECTIVE DATE - TERM

This Agreement shall become effective as of the date of signature hereof by the Parties and shall remain in effect for an indefinite period. Following fulfillment of the Initial Order (as defined in Section 6, this Agreement may be terminated at any time by either of the Parties upon giving nine (9) months prior written notice to the other Party.

In the event of termination, orders remaining unfulfilled at the effective date of termination shall be fulfilled and shall continue to be governed by the terms and conditions of this Agreement.

4. MANUFACTURING LICENSE

SGI grants to SAGEM, free of charge, a non-exclusive license to use, adapt, reproduce and modify the intellectual property rights, plans, documents and other information necessary to the manufacture of the SciScan Terminals.

This license is granted only for the manufacture, adaptation and modification of the SciScan Terminals at the sole request of SGI or of derived products of which the development has been decided by common agreement between the Parties.

Annex 10 lists the intellectual property rights, plans, documents and other information necessary for the manufacture of the SciScan Terminals as well as the deadlines with respect to the communication of these documents to SAGEM. Any lateness with respect to the communication of these documents to SAGEM shall give rise to a corresponding extension of time with respect to delivery deadlines. All incomplete documents that cannot be immediately used by a professional shall be considered as late.

Furthermore, SGI will furnish SAGEM, free of charge, by all appropriate reasonable means, any assistance, and additional information eventually necessary for the manufacture of the SciScan Terminals.

5. SAGEM's LICENSE

SAGEM grants to SGI, free of charge, a license of use for all intellectual property rights concerning all elements integrated in the SciScan Terminal resulting from research and development performed by SAGEM, the use of which is protected under applicable law and which elements are listed in Annex 10 (the "SAGEM Elements") insofar as the SAGEM Elements are contained in the SciScan Terminals manufactured by SAGEM.

As soon as possible, SAGEM and SGI shall agree to a license for use, reproduction, modification, and adaptation of the SAGEM Elements for the duration of the period that the SAGEM Elements are protected by intellectual property laws in order to allow the use of-the SAGEM Elements in the event that SAGEM does not provide the SciScan Terminals. -The fees for such license shall be calculated on the basis of the costs for the research -and development in question, which costs are estimated to be approximately US$900,000 as of the date hereof and which costs shall be substantiated by SAGEM by appropriate evidence. Such license shall be granted for the sole purpose of Manufacturing SciScan Terminals.

6. ORDERS - TERMS AND CONDITIONS OF ORDERS

Subject to the provisions of Section 39, the signature of this Agreement constitutes the initial order of SciScan Terminals (the "Initial Order") subject to and in accordance with the terms and conditions set forth in Annex 2.

Orders placed by SGI after the Initial Order must make explicit reference to this Agreement, give the reference to the SciScan Terminal, the type, the quantity and the delivery date requested for the SciScan Terminals, by way of notification in accordance with this Agreement.

SAGEM undertakes to acknowledge orders within ten (10) days of receipt of an order or to inform SGI within such period of any difficulty related to the delivery dates specified in the order.

After said period of ten days following the receipt of an order, and in default of an acknowledgment or statement of reservations, orders shall be deemed accepted in accordance with the terms and conditions set forth on any such order, provided that the same shall comply with the terms and conditions of this Agreement, and provided further that such order had been notified in accordance with this Agreement stating the consequences of failure to respond.

Orders in respect of spare parts shall be placed in the same manner as those in respect of SciScan Terminals.

7. PRICE AND PAYMENT METHODS

7.1 Price

The price of SciScan Terminals shall be as indicated in Annex 3 hereto.

SAGEM shall use its best efforts to permit SGI to benefit from eventual decreases in price that SAGEM shall experience concerning electronic components as well as any market development with respect to third parties that would allow a reduction in price of the product.

In any event, should SAGEM wish to upwardly revise the price, it shall be required at the time of seeking agreement from SGI, to justify and supply the reasons leading it to increase the price. For such purposes, SAGEM shall, in particular, be required to demonstrate that it shall not profit from the decrease in prices in the electronics market and that the import taxes payable by SGI with respect to such electrical components have not decreased.

In any event, as long as the Parties disagree on the change of price, the price set forth in Annex 3 shall continue to apply.

7.2 Invoicing

Payment shall be made as follows:

1, 25% of the total order when each order is placed.


9 The balance at the signature of each acceptance form as set forth in Article
11.

The sums due shall be paid excluding taxes or including taxes according to the applicable tax regime at the time.

All payments shall be made (without deduction) on the 10th of the month following a period of thirty (30) days from the date of issuance of the invoice.

Any sums remaining unpaid after the contractual deadline shall automatically accrue late payment interest equivalent to one and one half times the legal interest rate not to exceed the maximum rate permitted by law, from the day following the expiration of the deadline to the date of payment.

Furthermore, SAGEM shall have the right to suspend deliveries in the event that SGI shall not respect its payment obligations.

7.3 Currency

For all purposes and in accordance with the principles of monetary laws, it is hereby acknowledged that amounts payable in French Francs under this Agreement shall be deemed denominated and/or payable in European currency, when the French Franc is no longer the lawful currency or, more generally, is replaced by the European currency in accordance with applicable European and/or French regulations. The rates used to convert the French Franc at such time shall be those provided pursuant to article 109L of the Treaty on the European Union.

S. DELIVERY TERMS

SciScan Terminals shall be delivered Ex Works, SAGEM, Saint-Etienne du Rouvray in accordance with the planning set forth in Annex 3.

The Parties agree that, unless specifically provided otherwise in this Agreement, the Incoterm "EX WORKS - EXW", by its 1990 definition by the ICC, shall be applicable to all deliveries of SciScan Terminals.

All deliveries shall be packed on wooden pallets with plastic film wrappings. All deliveries made to SGI shall be made with a delivery note setting forth the necessary details and references for the identification of deliveries.

Partial or rescheduled deliveries (limited to a maximum of thirty (30) days) shall require the prior agreement of SGI.

Transfer of title in and to the SciScan Terminals shall take place upon payment of the full price in respect thereof.

Annex I biS provides the tasks to be performed by SAGEM and SGI in the context of this Agreement.

9. QUALITY CONTROL

SAGEM warrants and undertakes that it shall apply a quality control system in respect of each stage of production, guaranteeing the high quality of SciScan Terminals to be delivered to SGI.

The factories producing the SciScan Terminals shall be ISO 9002 certified or shall use similar procedures as those required by ISO 9002. The research centers responsible for SciScan Terminals shall be ISO 9001 certified or shall use similar procedures as those required by ISO 9001.

SGI hereby reserves the right to verify that such quality control system is being applied, provided that it shall comply with the security and access regulations of SAGEM.

10. PENALTIES

The Parties agree that in the event of late delivery of (i) more than ten (10) business days or (ii) any delay in supplying maintenance or guarantee services, SGI shall be entitled to impose penalties under the conditions described hereafter.

In the event that SGI decides to impose late delivery penalties upon SAGEM, such penalties shall run from the end of the tenth business day following (i) the day that one or more SciScan Terminals should have been delivered in accordance with the agreed dates for delivery, or (ii) the day on which the maintenance or guarantee services should have been completed.

Penalty formula

P=NxJxV
       1000

Letters in the above formula are defined as follows:

P        Amount of penalty in Francs;
         i        Number of days late (following deduction of ten (10) business days allowance);
         N        Number of SciScan Terminals delivered late;
         V        Price in French Francs of the SciScan Terminal, before options or of replacement part or of any other service provided for herein.

The Parties agree that late delivery penalties and penalties delay in supplying maintenance or guaranty services for delivery of non-conforming or defective SciScan Terminals shall be cumulative.

The Parties hereto hereby agree that penalties hereunder, irrespective of cause, may not exceed 15% of the total value of the order in question.

Penalty payments due may be set off against current or future SAGEM invoices. To the extent that SAGEM makes up for late deliveries in subsequent deliveries under this Agreement, retained penalties shall be reimbursed to SAGEM.

Beyond a 90 day delay exceeding the dates set in the delivery schedule, SGI shall be entitled to terminate the Agreement in accordance with the provisions of Article 25.

Payment of the penalty by SAGEM is not due if the delay is attributable to force majeure or to SGI.

Any delay attributable to SGI shall lengthen the time allotted to SAGEM for a period of time which will not exceed such delay; moreover, SAGEM shall be entitled to charge SGI for reimbursement, with supportive evidence, for expenses born by SAGEM with respect thereto.

11. ACCEPTANCE OF THE SCISCAN TERMINALS

11.1 Acceptance Procedure

The factory acceptance shall be the only acceptance, and may be conducted in presence of La Francaise des Jeux.

The SciScan Terminals must be accepted before delivery.

SGI shall proceed with the acceptance of the Terminals within a deadline of five
(5) business days from the receipt of the notice that the Terminals are ready for acceptance.

Attached as Annex II are specifications for the tickets to be validated by the SciScan Terminal. The acceptance procedures for SciScan Terminals shall include appropriate testing to determine that the SciScan Terminals for which acceptance is requested are able to consistently validate tickets produced in accordance with such specifications.

11.2 Establishment of an acceptance procedure

SGI shall supply within one month from the signing of this Agreement two draft acceptance procedure specifications one for the pre-series terminals and one for the series. These drafts will permit SAGEM to prepare and notify to SGI counter-draft acceptance procedure forms that shall be sent to SGI within 90 calendar days.

The Parties shall have a period of fifteen (15) business days following the notification to SGI of the counter-draft acceptance form in order to agree on the contents, approve the provisions and sign a copy thereof. The completed acceptance specifications so signed and approved shall form an integral part of this Agreement.

The Parties hereto may provide, by mutual agreement, for complementary tests that may have been omitted at the time of the establishment of the completed acceptance specifications.

The level of acceptance testing requested shall not exceed the specifications set forth in Annex

For purposes of the acceptance, the quality levels of Annex 5 shall apply.

If the Parties do not reach an agreement on the contents of the acceptance procedure specifications before the deadlines indicated above, such form shall be drafted by an expert nominated by mutual agreement from the Paris Appellate Court list of judicial experts. In the event that the Parties are unable to reach an agreement with respect to an expert, the expert shall be named by the President of the Paris Commerce Tribunal (President du Tribunal de Commerce de Paris) upon petition of the most diligent Party.

11.3 Method of acceptance

For the acceptance of the SciScan Terminal, SAGEM shall make available to SGI the infrastructure and human resources so as to facilitate the expeditious carrying out of testing and acceptance.

SAGEM shall make available to SGI all testing procedures and specific tools necessary for the performance of acceptance testing.

SGI shall provide to SAGEM a simulator with access to the central site as necessary for the acceptance procedure.

The representatives of the Parties present during the acceptance procedures shall have -the power to bind the Party that he represents, in particular, for the purposes of carrying out the testing and the technical and functionality trials, and to individually sign the acceptance forms, with or without reservations.

11.4 Events Affecting Acceptance

In the event that SGI does not participate in the acceptance procedure within the deadlines set out in Section 10.1, SAGEM shall put SGI on notice to accept the terminals in question.

If SGI does not respond to within five (5) business days from the receipt of such notice, the acceptance shall be deemed automatically to have taken place, and SAGEM shall be authorized to sign acceptance forms on behalf of SGI.

If the Terminals fail to pass the acceptance tests, a second acceptance procedure shall be carried out within ten (10) business days following the first attempt.

In the event of failure of the second attempt at acceptance, SGI may proceed to a new acceptance attempt in agreement with SAGEM or commence a period of negotiation of fifteen (15) days from the date of notification of refusal by SGI.

Changes relating to the acceptance criteria, to dates, to the price or to other terms and conditions, in addition to the agreement relating to the completed acceptance form relating to such elements, shall be formalized by the signature of an amendment to this Agreement at the end of the period of negotiation.

If the Parties are unable to reach agreement during the period of negotiation, either Party shall be entitled to rely upon the provisions of Section 25 of this Agreement.

12. WARRANTY

12.1 Warranty in respect of the SciScan Terminals

SciScan Terminals are warranted with respect to both materials and workmanship for a period of twelve (12) months from the date of installation and/or a maximum of fifteen (15) months from the date of delivery.

In addition to the warranty against hidden defects provided for in Article 1641 of the Civil Code, under which SAGEM is responsible, SAGEM gives the contractual warranties provided for below.

The warranty shall consist of the repair or exchange of the defective component at the factory or workshop designated by SAGEM in such manner that the SciScan Terminals shall always be in an acceptable state of functionality.

The exchanged component need not be new, but must be fit for the purpose for which it- is destined. The replaced component shall become the property of SAGEM.

Replacement, labor and transport costs of the repaired or replaced components to a location specified by SGI shall be borne by SAGEM. Any other relevant costs shall be borne by SGI.

SAGEM shall be required to return defective SciScan Terminals in working order within 10 business days (on an average calculated monthly, it being understood that only the Terminals or components sent back after repair or replacement will be considered for the purpose of calculating the average)

Any delay of SAGEM in putting each SciScan Terminal back in a state of working order shall entitle SGI to impose upon SAGEM the penalty payments provided for in Section 10.

               Terminals will be sent to SAGEM on a regular basis.

The following are excluded from the warranty:

breakdown or dysfunction due to improper use of the SciScan Terminal or noncompliance with user or installation instructions;

breakdown or dysfunction due to software bugs or failures in the SciScan technology licensed to SAGEM;

breakdown or dysfunction due to an external cause (including, but not limited to, knocks, breakage, accident, humidity, water or other liquid damage, lightning, short-circuit, power supply faults, acts of vandalism, theft or attempted theft, defective lines);

* normal wear and tear of the SciScan Terminal and its accessories;

         - breakdown or dysfunction caused by modifications or add-ons made to a SciScan Terminal without the written consent of SAGEM;

         - damage due to failure to maintain in accordance with the user manual or lack of surveillance or care;

         - damage resulting from repairs or maintenance carried out by non-SAGEM approved persons;

         - deterioration following or due to insufficient packaging and/or poor condition of equipment returned to SAGEM;

         - transmission faults (telecommunication network) including, but not limited to, bad geographical coverage by radio-electrical transmitters, interference linked to weather conditions, or faulty or poor quality telephone lines; and

         - defects caused to a SciScan Terminal by bad environmental conditions.

Where the request for intervention addressed by SGI is not attributable to products delivered by SAGEM (i.e., hardware, software, etc.), SAGEM shall be entitled to invoice in accordance with its rates in force at the time of intervention.

Should SAGEM and SGI, and their respective technicians, disagree upon the application of any of the foregoing warranty exclusions, SAGEM and SGI shall jointly appoint an external consultant, for the purpose of resolving their dispute within 15 days. The consultant will allocate the resulting expenses depending on the merit of the claims of each Party. The decision of the consultant shall bind the Parties and be definitive.

         12.2 Infringement

SAGEM guarantees to SGI that the SAGEM Elements as well as all the elements manufactured by SAGEM and included in the SciScan Terminals (other than those licensed by SGI to SAGEM in accordance with Section 4 o not infringe any intellectual property rights, as defined under the French Intellectual Property Code. Accordingly, if the infringed right is held by SAGEM, SAGEM shall be responsible for all court costs, expert costs, as well as all damages and interests that SGI may incur.

SGI guarantees to SAGEM that the SciScan technology licensed to SAGEM in accordance with Section 4 does not infringe any intellectual property right of a third party and shall be responsible for all court costs, expert costs, as well as all damages that SAGEM may incur.

Furthermore, SAGEM must offer to substitute a non infringing element for any infringing element, and SGI must offer to substitute a non infringing element for any infringing element.

The Parties undertake to promptly notify each other in writing of any infringement claims as soon as they become aware of any such claim.

13. TERMINAL MAINTENANCE

SAGEM shall offer to SGI, for a flat fee per SciScan Terminal per year, workshop maintenance for the SciScan Terminals described in Annex 6 during a minimum period of seven (7) years. This price is established in function of the performance requirements in Annex 8. If SGI issues the request by registered mail return receipt requested, at least six (6) months before the expiration of the contractual warranty defined in Section 12 of the Agreement, SGI and SAGEM shall sign a maintenance agreement for a period of one (1) year, that shall be automatically renewed unless expressly terminated by either Party with three months notice, until the expiration of a period of seven (7) years, such agreement to incorporate and be subject to the terms, conditions and methods set forth in Annex 6.

The fee proposed by SAGEM for maintenance of the SciScan Terminals shall conform to the price set forth in Annex 6. Such fee shall be indexed-linked, as of the end of the first year of maintenance, to the SYNTEC index by application of the adjustment formula set forth in Annex 6.

SAGEM is not obligated to propose field maintenance.

14. AFTER-SALE SUPPLY OF SPARE PARTS

At the end of the contractual warranty period, if no maintenance contract as described in Section 13 above has been signed, or in the event that the warranty is excluded, SAGEM shall supply SGI with replacement equipment and parts (i.e., cards and modules), in accordance with Annex 4 for a minimum period of seven (7) years from the date of the last delivery of SciScan Terminals to SGI. During such period, the price of parts may be adjusted annually from the expiration date of the warranty period in respect of the Initial Order in accordance the identical procedure set forth in Section 7 of this Agreement.

As soon as it becomes aware of the same, SAGEM shall alert SGI as to those components that are liable to either disappear from the market or become obsolete. In such event, SAGEM shall use its best efforts to propose technical solutions to SGI in order to resolve the problem(s) linked to the disappearance or obsolescence of such components. If any such solution is adopted by SGI, SAGEM shall ensure that parts or modules are supplied that permit increased compatibility with the SciScan Terminals. Research and development costs shall be considered on a case by case basis.

The quantities of replacement components and the financial terms in respect thereof shall be established by mutual agreement by reference to the actual MTBF of each module.

15. CLEARANCE FOR TERMINALS

SAGEM shall deliver SciScan Terminals having obtained prior to their delivery all necessary clearances for their use in France, and respecting the applicable standards and regulations on their delivery date, and in particular:

- EN 60950 (electrical security)
- EN 55022 (CEM)
- EN 50082-1 (CEM) 41 B 1123 A (telephone network access)

16. MARKINGS ON TERMINALS

SciScan Terminals with FDJ as end user shall be branded with the name "La Francaise des Jeux" as set forth in the purchase orders.

The marking films (films de marquage) must be supplied to SAGEM three (3) months before the delivery.

17. DOCUMENTATION

SGI shall furnish to SAGEM:

* French user guide; 4o French installation guide.

SAGEM shall supply maintenance instructions related to the SciScan for incorporation in the maintenance guide to be supplied by SGI. The instructions shall be supplied in French in ten copies.

Each Party shall be responsible for the information it shall furnish.

In addition, SAGEM shall provide SGI ten (10) copies of the technical information related to the SciScan Terminals, so that SGI may undertake the maintenance of its SciScan Terminals by itself, if it elects to do so.

18. LIABILITY

18.1. Liability

SAGEM shall perform the obligations undertaken by it under this Agreement subject to and in accordance with professional standards prevailing in its industry and all applicable regulations, and, in particular, with the Labor Code (Code du Travail and the Intellectual Property Code (Code de la Propiete Intellectuelle). SGI shall be solely liable with respect to regulations specifically applicable to SGI's activities.

To the extent, that due to the performance or non-performance of the obligations under this Agreement, SGI is able to show that it has suffered loss, it shall, where there has been proven default by SAGEM, be entitled to claim damages subject to the provisions set forth below in the Section entitled "Limitation of Liability".

18.2. Limitation of Liability

SAGEM is responsible for proven breaches under this Agreement, and shall indemnify SGI for direct damages within the limit of the total price of the SciScan Terminals ordered pursuant to this Agreement. SAGEM shall not be responsible for indemnifying SGI for consequential damages or indirect damages including, without limitation as lost profits or loss of clientele.

SAGEM shall, in no event, be liable for any loss due to the non-performance by SGI of all or part of its obligations as set forth in this Agreement.


19. LIEN - COMPENSATION

Neither Party is permitted to exercise any lien or right to compensation with respect to the other Party without having obtained either such Party's authorization or an enforceable arbitration order.

20. INSURANCE

SAGEM warrants that it has sufficient insurance cover to cover its professional responsibility and shall justify the same upon request by SGI.

21. PERSONNEL

Personnel that are engaged by SAGEM to work upon equipment, facilities and/or sites of SGI shall remain at all times in the employ of SAGEM, with regard to which it shall bear all employer obligations. SAGEM shall hire, manage and remunerate only its own personnel and shall be solely responsible for the management, discipline and the security of said personnel. Where SAGEM is engaged on SGI sites, SAGEM personnel shall be required to conform to the Internal Regulations and to the security standards in force at SGI establishments where it carries out its engagements.

22. FORCE MAJEURE,

The Parties hereto shall not bear liability in respect of lateness or non-performance of obligations under this Agreement caused by an event of force majeure.

The expression "force majeure" means any event exterior to and not within the control of the
                             i                                                -
Parties that is unforeseeable and which prevents the performance of the obligations under this Agreement, in whole or in part, or renders the performance thereof excessively onerous or difficult for either one of the Parties.

Events of force majeure are deemed to include, without limitation, the following: natural disasters, acts of war, political unrest, strikes, governmental edicts (including, without limitation, the repeal of statute or regulations allowing the exploitation of games of chance in France) or the imposition of taxes, if the latter has the effect of materially affecting the performance of this Agreement.

It is expressly agreed that an event of force majeure shall result only in the suspension of the obligations of either Party under this Agreement only during the period in which such event has effect. The Party seeking to rely on the provisions hereof is required to notify the other Party subject, and in accordance with the provisions hereof.

Suspension of this Agreement may not, however, exceed three (3) months from the date of receipt of the above-mentioned notice. At the expiration of said period, the Parties shall meet so as to mutually agree to the termination of this Agreement, on the basis of a payment made to SAGEM on a pro rata basis for work done. In the absence of agreement, the most diligent Party may demand termination hereof by court order.

23. TOOLING

SGI who possesses certain necessary tooling for the production of SciScan Terminal, agrees to make them available to SAGEM. This availability shall constitute a free loan governed by the provisions of Articles 1875 and 1891 of the Civil Code.

The list of such tooling appears in Annex 9.

SAGEM shall take out the necessary insurance to cover all risks related to the holding and usage of this tooling.

The Parties agree that if SAGEM develops, at SGI's cost any tooling specifically for the production of the SciScan terminals, this equipment shall be the property of SGI and shall be included in the list of tooling appearing in Annex 9.

In the event that the Agreement is terminated for whatever reason, SAGEM shall return to SGI all tools loaned to SAGEM as well as all tools developed at SGI's cost.

The specific tooling, property of SAGEM, shall be inventoried annually and shall be the object of a quotation. In the event that the present Agreement is terminated, SAGEM shall grant to SGI, at the price of the aforementioned quotation, the tooling which it might need to be able to resume production of the SciScan Terminals.

24. SVGS. RESUMPTION OF THE MANUFACTURING PROCESS

SAGEM shall guarantee the complete reversibility of the production process of the Sci Scan Terminals in order to allow SGI to resume, under optimal conditions, the production of the SciScan Terminals granted according to the terms of the present Agreement.

SAGEM shall not modify in a substantial manner its production process without informing SGI beforehand.

In order to allow the resumption of the production of the SciScan Terminals by SGI or by third Parties in accordance with the terms of this Agreement, the Parties hereby agree that:

Each year, during the first calendar month SAGEM shall forward to SGI the list of all the suppliers of the components or spare parts making up the SciScan Terminals. When that is possible, SAGEM shall have to attach to this document the list of suppliers that may be employed as substitutes for those presently used in addition to the list of components or substitute spare parts indicating the suppliers.

Upon the date of expiry or termination of the present contract, SAGEM shall make available to SGI the means, as employed by SAGEM at that time, allowing the resumption by third Parties or by SGI of the activities of the production of the SciScan Terminals.

These means designate notably development files, plans and Manufacturing records relative to the SciScan Terminals. Training sessions may also be implemented.

SAGEM shall communicate, after a final update, the list of suppliers of the components or spare parts provided for in the present Agreement.

The specific equipment shall be made available under the conditions indicated in
Section 23.

The means of implementation and the financial conditions intended to guarantee this revertibility when exercised, shall be defined by mutual agreement between the Parties.

SAGEM's commitments under the present Section are limited to the means and actions strictly necessary to guarantee the resumption of the production of the SciScan Terminals.

SAGEM shall have the right to condition, in a reasonable manner, the grant of the right of use of the industrial or intellectual property rights of which it holds title, upon conclusion of the specific agreements intended to protect its rights, which shall not impede the revertibility of the production process.

25. TERMINATION

In the event of breach by one of the Parties of this Agreement, the non-defaulting Party may terminate this Agreement, without prejudice to any other rights it may have, with thirty (30) days notice, issued and sent by certified mail with return receipt requested to the breaching Party and where, at the end of such period, the breach remains unremedied.

Orders having been submitted prior to the effective date of termination of this Agreement shall remain unaffected thereby.

26. ASSIGNMENT

Neither Party shall assign any of its rights or obligations either in whole or in part whatsoever with respect to the Agreement, without having previously obtained the written consent of the other Party, which consent shall not be unreasonably withheld.

In particular, such assignment cannot be rightfully refused if it arises from a purely internal restructuring and if the assignee company makes the same undertakings and warranties with respect to solvency, durability and competence as the assignor, and to the extent only that performance of this Agreement is not altered thereby.

For the purposes of this Section, any change in the majority-ownership of share capital of a Party, any capital contribution, merger, absorption, and, generally, any corporate transaction aimed at or resulting in a change in the corporate ownership of a Party shall be deemed to constitute an assignment.

27. SUBCONTRACTING

SAGEM may use subcontractors for the performance of its obligations hereunder.

SAGEM warrants that with respect to its subcontractors, it has obtained all such necessary contractual undertakings so as to enable it to perform its obligations under this Agreement.

SAGEM shall be directly liable for all of the acts and omissions of subcontractors, even where the same have been selected with the approval of SGI. SAGEM shall ensure that all of the obligations of subcontractors shall be fully performed. Subcontracting hereunder shall be subject to the Law of December 31, 1975.

28. CONFIDENTIALITY

Throughout the term of this Agreement, the Parties may come into possession of confidential technical, commercial or financial information.

Each of the Parties hereby undertakes that it shall, and shall procure that its employees and all Parties acting under them shall preserve the absolute confidentiality of all technical data, information or advice that may come into its possession in either the negotiation, signature and performance phases of this Agreement.

Information, concepts or techniques shall not, however, be deemed to be confidential if-

         they are, at the time of their disclosure, either in the public domain or have fallen into the public domain in the absence of any breach of the terms of this Agreement;

         they are known to one or the other of the Parties without any breach of the obligation of confidentiality hereunder; or

they have been received in a lawful manner by one or other of the Parties from a third Party without any obligation of confidentiality. The Parties hereto agree that the terms of this Agreement are confidential.

In the event that one of the Parties is obliged by law to disclose confidential information, this Party shall inform the other Party in the shortest possible time. In such a case, the Party obliged to disclose the information shall only disclose the minimum information required by law, and, when feasible, shall obtain protective measures or ensure the confidentiality of disclosed information.

The obligation of confidentiality under this Section shall remain in effect for a period of five (5) years following the end of this Agreement for whatever cause.

29. ADMINISTRATIVE STEPS

SAGEM shall proceed with the filings, declarations, and applications for authorizations required by applicable laws in relation to performance of this Agreement.

30. LANGUAGE

The Parties agree that the language used for the purposes of the execution of this Agreement shall be English. Accordingly, correspondence exchanged and meetings conducted between the Parties shall be in the English language.

31. ENTIRE AGREEMENT

The provisions of this Agreement and its Annexes express the entirety of the agreement concluded herein between the Parties hereto concerning the subject-matter hereof and accordingly shall prevail over any statement, exchange of correspondence occurring prior to the signature hereof, and over any other provision set forth in documents exchanged between the Parties and relating to the subject-matter hereof.

32. NO WAIVER

If, on one or more occasions, one of the Parties does not require the observance of one or more of the provisions of this Agreement, this shall not in any event be deemed to constitute any waiver by that Party of its rights under such provision or any other provision of the Agreement in identical or any other circumstances.

33. AMENDMENT

The provisions of the body of this Agreement together with the deadlines and financial terms hereof may not be amended except by means of a written amendment signed by the duly authorized representatives of both Parties and executed at a date following the effective date of this Agreement. Other provisions, and in particular, technical Annexes, may be amended resulting from the reports of progress meetings, as soon as they have been signed by the appointed operational representatives of the Parties indicated in Annex 7.

The pre-printed general terms and conditions of purchase or sale set forth on purchase orders, receipts invoices shall be without effect.

34. PUBLICITY

The Parties agree that the terms of this Agreement are confidential and that SAGEM shall not cite the Agreement as a commercial reference without having obtained the prior written consent of SGI.

However, the Parties agree that they may mention the Agreement in order to comply with the applicable legal requirements.

35. INTERPRETATION

In the event of contradiction between the terms contained in the body of this Agreement and those of its Annexes, the provisions contained in the body of this Agreement shall prevail over those of its Annexes.

36. INDEPENDENCE OF THE PARTIES

Neither this Agreement, nor any provisions hereof, shall be deemed to create any partnership (Societe en participation), agency or franchise between the Parties or create a relationship of employer-employee between one of the Parties and the employees of the other Party.

37. HEADINGS

The headings of Sections in this Agreement are solely employed for ease of reference and shall not prevail over or be deemed to modify or amend any of the same.

38. GOVERNING LAW AND DISPUTES

38.1 Governing Law

This Agreement is governed by and shall be interpreted in accordance with the laws of France.

         38.2 Arbitration

Any dispute arising between the Parties relating to the interpretation or performance of a provision of this Agreement or its Annexes shall be settled by one or more arbitrators according to the Rules of Arbitration of the International Chamber of Commerce.

The Parties agree that the language of arbitration shall be English and that the place for arbitration shall be Paris.

         38.3 Choice of Domicile and Jurisdiction

The Parties hereby elect domicile at their respective registered offices. Any notice required to be served hereunder as a result of non-performance of any of the terms of this Agreement shall be addressed to the respective registered offices of the Parties.

         38.4 Notice

Any notice or other communication under this Agreement shall be deemed given if delivered in writing to the intended recipient either in person, or by mail, certified or registered, postage prepaid, or by recognized overnight delivery service, or by telecopier to the intended recipient at the address and telecopier number specified herein:

If to SAGEM:                                               If to SAGEM:
Scientific Games International                             SAGEM S.A.
Attention: Mr. William J. Malloy                           Attention:
President and CEO                                          Mr. Pierre Faurre or Mr. Guy Rouanne
1500 Bluegrass Parkway                                     6, avenue d'Iena
Alpharetta, Georgia 30004                                  75016 Paris
USA                                                        FRANCE

With a copy to Gray Bethea, Jr.                            With a copy to : Georges de Mont Serrat
Vice President and General Counsel                         Fax No. 0140 70 87 33
Fax No. 1770 343 8798

or such other address or telecopier number as a Party may specify from time to time pursuant to this Section.

Notice sent in the manner described above shall be deemed effectively given as of the date of receipt.

39. CONDITION PRECEDENT

SAGEM acknowledges that the SciScan Terminals are to be manufactured for re-sale by SGI to La Francaise des Jeux ("FDJ"). This Agreement shall only enter into effect upon the signing of the SciScan Purchase Agreement between SGI and FDJ, and neither of the parties to this Agreement shall incur any obligations or liability until the signing of such Agreement between SGI and FDJ upon notice thereof to SAGEM. The deadlines for the delivery schedule shall start from the effective date of the Agreement. If no agreement is entered into between SGI and FDJ one month after the signing of this Agreement, this Agreement shall be null and void.

Made in Neuilly-sur-Seine,

This 29th day of September 1998,

In two originals
For and on behalf of                                  For and on behalf of
SAGEM                                                 SAGEM
Mr. Pierre Faurre                                     Mr. William G. Malloy
Mr. Guy Rouanne

VERSION NUMBER 2                                           PROJET CONFIDENTIEL

ANNEXE 1: SPECIFICATIONS DES TERMINAUX SCISCAN

Les Ten-ninaux SciScan, y compris ceux de la Commande Initiale, auront les caracteristiques decrites dans le document:

SCISCAN TERMINAL SPECIFICATIONS FOR FORTUNA PROJECT Ref. SCP U31 IJ100 PR 276 ind A du 22/09/98

                  SAGEM                                                 Ref. : SCP U31 IJ100 PR 276            A
  SAGEM sA                                  TERMINALS                   Version :           Variante :
 Etablissement de Cergy Saint-Christophe      SCISCAN                   Autre ref :

               URD31                                                    Date: 22/09/98       Folio: 1 / IS

               SCISCAN TERMINAL SPECIFICATIONS FOR FORTUNA PROJECT

                                   PRELIMINARY

                                                                  TYPE
                                                                  DE DIFFUSION
                                                                  Libre        1
      DIFFUSION                                                   Restreinte
                                                                  Confidentielle

              Societe                       Diffusion                       Originaux        Copies
            SCT SIEGE                       G DE MONT-SERRAT                                    1
              SCT DU                        JY VALET                                            1
           SCT URD 31                       JF LAILLEMANT
           SCT URD 31                       X CHAUSSADE
           SCT URD 31                       Archivage Projet 1,1100
               LFDJ                         R THEYS                                             1
                SGI                         W. BEHM

              AUTEUR                              VALIDE PAR                            VALIDE PAR
Nom: X.CHAUSSADE                       Nom:      J.F. LAILLEMANT            Nom:      J.Y VALET

Date: 22/09//98                        Date      22/09198                   Date:      22/09/98

Visa:                                  Visa                                 Visa:

SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref: SCP U31 IJ 100 PR 276 A

                            PRELIMINARY                                    Date : 23/09/98

This document is property of group SAGEM. No part of it may be reproduced without SAGEM's permission.

SHEET RELEASE

 release         date             author              modification description
               30/07/98         KCHAUSSADE                       create
               03/09/98        JF LALLEMANT                     released
    2          16/09/98           W.BEHM               add serial interface to SCPFAX
                                   (SGI)                    delete CCD reader
                                                           add memory sockets
                                                           add bar code reader
    A          22/09/98         KCHAUSSADE                  add ECP interface
                                                         add SYNC X25 interface
                                                                add 24V


                                 -2-

                   L'utilisation et/ou la divulgation de ces
            informations sont soumises aux restrictions enoncees sur
          la page "titre" ou "historique des evolutions" du document.

SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref: SCP U31 IJ 100 PR 276 A
                            PRELIMINARY                                    Date : 23109/98

CONTENTS

1. - SUBJECT ..................................................................................4
1.1. - INTRODUCTION ...........................................................................4
1.2. - REFERENCES .............................................................................4
2. GENERAL DESCRIPTION ........................................................................5
2.1. PRESENTATION .............................................................................5
2.2. FEATURES .................................................................................5
2.3. GENERAL ARCHITECTURE .....................................................................7
3. HARDWARE DESCRIPTION .......................................................................8
3.1. USER INTERFACE MODULE ....................................................................8
3.1.1. LCD PANEL ..............................................................................8
3.1.2. KEYBOARD ...............................................................................8
3.1.3. CONTROL PANEL BOARD ....................................................................9
3.2. PROCESSOR BOARDS ........................................................................10
3.2.1. ARCHITECTURE ..........................................................................10
3.2.2. MCPII1 BOARD ..........................................................................11
3.2.3. SCPFAX BOARD ..........................................................................13
3.2.4. MCPIII / SCPFAX INTERFACES ............................................................15
3.3. BARCODE READER ..........................................................................15
3.4. NARROW THERMAL PRINTER: STANDARD ........................................................16
3.5. WIDE THERMAL PRINTER: OPTIONAL ..........................................................16
3.6. LATEX READER ............................................................................17
3.7. CUSTOMER DISPLAY (OPTIONAL) .............................................................17
3.8. POWER SUPPLY ............................................................................17
4. SOFTWARE DESCRIPTION ......................................................................18
4.1. MAIN PROCESSOR ( ELAN SC41 0 ): .........................................................18
4.1.1. OPERATING SYSTEM: .....................................................................18
4.1.2. PROGRAM APPLICATION ...................................................................18
4.2. PFAX PROCESSOR: .........................................................................18
4.2.1. OPERATING SYSTEM: .....................................................................18
4.2.2. PROGRAM APPLICATION ...................................................................18


                    L'utilisation et/ou la divulgation de ces
            informations sont soumises aux restrictions enoncees sur
           la page "titre" ou "historique des evolutions" du document.

SAGEM SA - Etablissement de Cergy Saint-Christophe                          Ref: SCP U31 IJ 100 PR 276 A
                            PRELIMINARY                                     Date : 23/09/98

1.       -SUBJECT

1.1.     -INTRODUCTION

This document is the description of the SCISCAN terminal hardware specifications, that SAGEM is proposing to SCIENTIFIC GAMES for the FORTUNA project.

1.2.     - REFERENCES

SCISCAN DOCUMENTATION: SGI
PFAX30 DATA SHEET:                        SCP U31 PFAX- SE 66
ALIX DATA SHEET:                          SCP U31 ALIX- SG 002
LCD 4X20 DATA SHEET                       SCP U31 - 23 282 476-1
ELAN SC 410 DATA SHEET:                   AMD

THOMSON MODEM ((VENUS-DATA)) DATA SHEET

                    L'utilisation et/ou la divulgation de ces
            informations sont soumises aux restrictions enoncees sur
           la page "titre" ou "historique des evolutions" du document.

SAGEM SA - Etablissement de Cergy Saint-Christophe                          Ref: SCP U31 W 100 PR 276 A

                            PRELIMINARY                                     Date : 23/09/98

2.       GENERAL DESCRIPTION

         2.1. PRESENTATION

The SCISCAN terminal is a compact Latex and Bar Code reader for Lottery game application. A thermal printer integrated in the terminal can print receipts required by the application. The terminal can be connected with a modem or a X25 connection for "on line" transaction.

2.2.     FEATURES

0 Mechanical dimension W X H X D:                         170 X 155 X 330 mm

PROCESSOR UNITS:

E Main Processor Board                                    AMD ELAN 486DX-66MHz
                                                          + Motorola 68HC16
DRAM:                                             4 (opt 8) MBytes
FLASH:                                                    2 (opt 4) MBytes
S RAM (battery saved                                      512 KBytes (opt 1 Mbyte)
Latex reader interface
Bar code reader interface
Serial ASYNC interfaces:                                  COM1 to COM4 RS232/RS485
Serial ASYNC. interface to SCPFAX                         TTL : up to 115200 bauds
Parallel ECP interface to SCPFAX
0 SCISCAN PFAX Processor Board:                           SAGEM PFAX 30MHz
FLASH:                                                    512 Kbytes (opt. 1 MB)
SRAM:                                                     128 Kbytes (opt. 256KB)
LCD & Keyboard modules interface:                         TTL serial SYNC 4800bauds
Printer interface:                                        unique
Modem interface:                                          see modem section hereafter
Serial ASYNC X25 interface (Standard):                    RS232 - up to 19200 bauds
Serial SYNC. X25 interface (Option):                      RS232 - up to 19200 bauds
RTC line interface:
Serial ASYNC. interface to ELAN 486                       TTL : 300 to 11 5,2KB JBC)
Parallel ECP interface to MCP:
USER INTERFACE MODULES:
- LCD Display:                                            display area 42 X 76 mm
                                                          4 lines of 20 characters
                                                          1 line of 7 symbols at top
                                                          1 line of 20 symbols at bottom
- Keyboard:                                               22 keys with Navigator

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                          Ref : SCP U31 IJ 100 PR 276 A
                            PRELIMINARY                                     Date: 23/09/98

              N Smart card reader (option)                                  I external ISO size integrated in SCISCAN cover

              OTHER MODULES:

              - Bar Code LASER or CCD reader
              - Thermal Printer: narrow (standard) wide (optional)
              - Latex reader
              - External Power Supply
              - Small Player Display (option)

to-

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                          Ref: SCP U31 IJ 100 PR 276 A
                            PRELIMINARY                                     Date: 23/09/98

              2.3. GENERAL ARCHITECTURE

            Control panel board
                                                                                            Smart Card
                                                     Keyboard
                   LCD Display                                                          Reader
                                                     22 keys


                                                 MAIN BOARD                                     POWER
                                                   MCP III                                      SUPPLY

                                                                                             100-250V 47-63 Hz
Paper detect sensor

Front cover open sensor

                                                   PFAX                                      Bar Code Reader
       Thermal                                    BOARD
       Printer

                                                Modem-X25
                                                interface                                    LATEX Sensor

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref : SCP U31 IJ100 PR 276 A

                            PRELIMINARY                                    Date: 23/09/98

3.       HARDWARE DESCRIPTION.

         3.1. USER INTERFACE MODULE

The user interface module contains:

0 LCD panel
IN flex matrix for the keyboard
IN control panel board
0 1 to 3 leds

3.1.1.LCD PANEL

0 20 characters by 4 lines
E . I line with 7 specific symbols

             E::] [:1 E::] EJ F-1 EJ 0               7 Sagem fax specific signs

                            Line 1
                            Line 2

                            Line 3

                            Line 4                   20 arrows signs

- Each character is a 5 X 8 dot matrix.
- No contrast function

                 3.1.2. KEYBOARD

The keyboard contains 22 keys:

         - a numeric pad:        0123456789*#
         - a function pad:       3 keys
         - a navigator pad:      Cancel Menu OK <-- ft

 The structure of the keyboard is:

                                                                Keys
                    Rubber key pad
                    I                                   *---Flex board or PCB

The rubber do the contact between a line and a row on the flex board matrix or PCB.

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref: SCP U31 IJ 100 PR 276 A
                            PRELIMINARY                                    Date : 23/09/98

3.1.3. CONTROL PANEL BOARD

The architecture is:

SYNC.       Serial                                                      Driver
link to     PFAX                                                      extension
board (4,8Kbds)        MPU Controller

                                                            LCD Driver

                            Led

                                     Rows           Lines

                                          Keyboard

- IVIPU Controller:

         CPU: 4 bit - 4,19 MHz
         RAM: 512 X 4
         ROM: 8kX8
         1/0 : 36 pins
         8 bits serial interface ( used as synchronous interface
         Two 8 bit timer/counter

The chip is programmed to: control a 8 X 8 keyboard matrix send commands or characters to the LCD drivers use one timer for the buzzer melody.

- LCD Driver: interfaced with the 4 bit MPU controller 34 common X 60 segment driver generator of 5 X 8 dot matrix characters in ROM 240 characters ( 5 X 8 dots can be customised in RAM 8 characters ( 5 X 8 dots

- LCD Driver Extension:

         This chip is a 40 channels segment/common driver for LCD. It is directly connected to the LCD driver by the extension serial bus

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref: SCP U31 IJ100 PR 276 A
                            PRELIMINARY                                    Date: 23/09/98

3.2. PROCESSOR BOARDS

                                 3.2. 1. ARCHITECTURE

GRAPHIC


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


SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref: SCP U31 IJ 100 PR 276 A
                         PRELIMINARY                                       Date : 23/09/98
                     To Thermal printer                                                To LATEX sensor

3.2.2.MCP111 BOARD

The MCPIII board is directly designed from MCPII board of the SCISCAN 2000 Terminal. The MCP controls the Latex module and runs the FORTUNA application and interfaces with the BarCode reader. The differences of MCPIII compared to MCPIl are for the SCPFAX board interfaces and power supply requirements.

                         3.2.2.1. Main Processor

The main processor is AMD ELAN SC 410. The main characteristics are:

         - compatible with Intel 486
         - clock frequency 66 MHz
         - 8k Byte cache
         - timer 8254
         - 2 DMA controllers
         - 1 serial interface
         - 1 Bidirectionnal Centronics EPP interface

The operating voltage is 3,3 V and 5V.

                         3.2.2.2. Latex Processor

The auxiliary processor for Latex control is Motorola 68HC16 processor.

                         3.2.2.3. Main Memory

The board has Four Mbyte DRAM and sockets to expand to 8 Mbyte DRAM total. The chips are directly controlled by the SC410 on the DRAM bus.

                         3.2.2.4. Flash Memory

The board has Two Mbyte AMD 29LVO17 Flash and one socket for 2 Mbyte additional flash. The chips are directly controlled by the SC410 on the ISA bus.

                         3.2.2.5. SRAM Memory

The board has 512 KByte SRAM, connected on the ISA Bus and one socket for 512 kByte additional SRAM. The SRAM is saved by a 3,6V battery.

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref: SCP U31 IJ 100 PR 276 A
                            PRELIMINARY                                    Date : 23/09/98

                     3.2.2.6.Serial port

The board has x1 PC16552 chip and x1 <( 2 Serial ASYNC + ECP )) chip (for instance NS97C307 or NS87309) connected on the ISA Bus. These chips are a dual asynchronous receiver/transmitter with FIFO. Features: - 5,6,7 or 8 bit characters - even, odd or no parity bit generation - baud generator up to 115.2 KBaud

The reference clock is generated by an external 1,8432MHz oscillator.

All the signals are on the rear 2 x RJ45 connectors. Physical interface Gan be mixed V28/RS485 - To Be Precised

3.2.2.7. ISA Interface

This interface allows to transfer in 1/0 mode between the Main processor and the 68HC16 processor.

3.2.2.8. Latex reader interface

This interface is controlled directly by the auxiliary processor and the following interfaces

         - the analog multiplexer
         - the amplifiers
         - the voltage to frequency converter
         - Motor interface: it is realized with a stepper motor driver, that controls the current level in the bipolar motor.

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref: SCP U31 IJ 100 PR 276 A
                            PRELIMINARY                                    Date: 23/09/98

3.2.3.SCPFAX BOARD

The SCPFAX (SCISCAN PFAX) board is developed for the FORTUNA product. This board is designed from SAGEM's FAX products. PFAX board controls the following modules: LCD+Keyboard, Printer (small or large one), Communication Modem and X25, and Smart card reader.

                         3.2.3.1. PFAX Processor

The PFAX includes several functions:

         N 8086 core processor at 30 MHz
         N IT controller
         0 2 Timers ( 8 bits)
         E 4 serial links (2 SYNChronous and 2 ASYNCchronous
         0 Video controller for CCD
         0 Thermal head controller
         0 Encoder - Decoder RL
         0 Bidirectionnal Centronics ECP bus.

GRAPHIC

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref: SCP U31 [J 100 PR 276 A
                            PRELIMINARY                                    Date : 23/09/98

                         3.2.3.2. PFAX memories

The scanner processor needs two memories: Flash and SRAM. PFAX

The flash memory is 512 KByte sized minimum (To Be Precised). It contains the program code for this processor. The program code of PFAX can be loaded from the Phone Line directly in flash memory.

The SRAM memory is 128 (opt 256) KByte sized. It contains parameters for this processor when printing and communicating.

                         3.2.3.3.Smart card reader interface

There is One Smart Card Reader Interface as an Option:

         E a Card Reader accessible from the external of the terminal.

The electronic interface is made by a dedicated circuit (TDA 8006). It's connected to the PFAX processor by an asynchronous serial link. It generates all the ISO 7816 Smart Card protocol.

                         3.2.3.4. Printer interface

The PFAX processor has a thermal head controller.
It generates the validation signal for the head drivers (strobes) and the transfer command for internal serial shift register (Latch). The bitmap is sent by the CPU or by the RL decoder. A DMA transfer from the memory to the RL decoder is possible.

                         3.2.3.5. Communication interface

The communication interface of SCPFAX board with the external of the SCISCAN Terminal is of two types : 0 Modem Thomson VLsnus - Data and Phone line interface. N Serial X25: RS232 ASYNC or SYNC (option)

The PFAX processor runs different communication protocols over these two interfaces.

N Modem THOMSON VENUS DATA main features:

         - Full duplex data
                  ITU-T V32 bis, V32 ( 14400,1200,9600,7200, 4800 bps
                  ITU-T V22 bis, V22 ( 2400, 1200 bps )
                  HDLC support
                  -10 to -25 dBrn programmable transmit power
                  -10 to -45 dBm receiver dynamic range
         - Single chip fax
                  ITU-T V 17, V29 & V27 ter (short train), V21
         - Digital answering machine

N Phone Line interface electronic:

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref : SCP U31 IJ 100 PR 276 A
                            PRELIMINARY                                    Date : 23/09/98

                  - Transformer
                  - Line protection
                  - Current adaptation for different countries

      E X25 interface:

                  - Standard is ASYNChronous RS232 interface. X25 ASYNC protocol is run directly by PFAX processor: rate up to 19200 bauds

                  - In Option, a serial communication controller (85C30 or
                    equivalent), on board, is used for SYNChronous X25 protocol: rate up to 19200 bauds

3.2.4.MCPIII / SCPFAX INTERFACES

         There are two interfaces between the MCPIII and the SCPFAX:

                  - a TTL parallel ECP interface:

         It's realized with a NSC97307 super 1/0 (or equivalent NS87C309). The super 1/0 include two fast UARTs and an IEE 1284 parallel port (ECP). It replaces one PC16552 of IVICPII.

                 a TTIL serial ASYNChronous interface:

         ELAN serial UART:
         PFAX serial UART : 300 to 115200 bauds (To Be Confirmed)

         3.3. BARCODE READER

                                     Graphic

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref: SCP U31 IJ 100 PR 276 A
                            PRELIMINARY                                    Date: 23/09/98

               3.4. NARROW THERMAL PRINTER: STANDARD

- Technology:                Fixed Thermal Head
- Paper Type                 Direct Thermal (60 or 80g)
- Paper Width                60mm max
- Print Width                48mm : 384 dots head
- Print Speed                up to 30mm/sec
- Dimensions:                W-78 mm; D-53 mm; H-20 mm
- Weight:                    To Be Precised
- Cutter:                    Manual cut with plastic tear shape of cover edge

- Horizontal Resolution:     8 lines/mm (203dpi)
- Vertical Resolution:       8 lines/mm (203dpi)
- Sensors                    Paper out sensor (opto reflective)
- Power:                     5V
- Reliability:               50 Km paper; 50 million head pulses
- Paper Roll Diameter:       around 55 mm
- Others:                    Automatic paper loading system

         3.5. WIDE THERMAL PRINTER: OPTIONAL

- Technology:                Fixed Thermal Head
- Paper Type:                Direct Thermal (60 or 80g)
- Paper Width                82,55mm
- Print Width                72mm (with 576 dots head)
                             or 80mm (with 640 dots head)
- Print Speed                up to 50mm/sec
- Dimensions:                W-95mm; D-45mm; H-20mm
- Weight:                    Approximately 100g.
- Cutter:                    Manual cut with metal tear bar

                                      -16-

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                         Ref: SCP U31 IJ100 PR 276 A
                            PRELIMINARY                                    Date : 23/09/98

- Horizontal Resolution: 8 lines/mm (203dpi)
- Vertical Resolution:   8 lines/mm (203dpi)
- Sensor                 Paper out sensor (opto reflective)
- Power:                 5V and 24V (for Head)
- Reliability:           50 Km paper; 100 million head pulses
- Paper Roll Diameter:   Around 55 mm
- Others                 Easy paper loading system

         3.6. LATEX READER

To Be Precised

         3.7. CUSTOMER DISPLAY (OPTIONAL)

To Be Precised

         3.8. POWER SUPPLY

The power supply is external. Due to the requirement of 24V for wide printer only, it has to be considered if it will exists one of more models of this module.
The characteristics are:
         - Input voltage:        100V - 250V
         - Input frequency:      47-63 Hz
         - Power max:            50 W
         - Output voltage:       24V - current To Be Precised (For Wide Printer)
                                 12V - current To Be Precised


                                      -17-

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


SAGEM SA - Etablissement de Cergy Saint-Christophe                          Ref: SCP U31 IJ 100 PR 276 A

                            PRELIMINARY                                     Date: 23/09/98

4.       SOFTWARE DESCRIPTION

4.1.     MAIN PROCESSOR (ELAN SC410):

4.1.1.OPERATING SYSTEM:

0 QNX / NUTRINO It is developed by SGI.

4.1.2. PROGRAM APPLICATION

All software of MCPIII board is developed by SGI.

4.2.     PFAX PROCESSOR:

4.2.1.OPERATING SYSTEM

0 NUCLEUS. It is developed by SAGEM.


         4.2.2. PROGRAM APPLICATION

- The following drivers are developed by SAGEM on PFAX processor:

         - MCP parallel interface driver: To Be Defined
         - MCP serial link interface driver: To Be Defined
         - Thermal printer drivers
         - Smart Card reader driver
         - Modem VENUS DATA drivers
         - LCD+Keyboard driver

- Protocols supported by SAGEM on PFAX processor

         - X25 ASYNC. or SYNC. on RS232 (up to 19200 bauds)
         - X25 on Phone Line = X32
         - PPP / IP on Phone line
         - HDLC: depending of the protocol above - ok with X25 -

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


VERSION N(degree)2                                           PROJET CONFIDENTIEL

ANNEXE Ibis: DEVELOPMENT ORGANIZATION

                                      TASKS                                          SAGEM           SGI
MECHANICS:
-Upper cabinet parts for new LCD, Keyboard, Printer: CAO design &                        X
 mold fab.
ELECTRONICS:
-Main Board (redesign for PFAX interface):                                                            X
 Schematics - CAO - prototype fab. - Debug & Qualif
-PFAX board: Schematics - CAO - prototype fab. - Debug & Qualif                          X
-Keypad board: Schematics - CAO - prototype fab. - Debug & Qualif                        X
SOFTWARE:
 Operating System for ELAN:                                                                           X
 ELAN4-* PFAX interface drivers (data exchange - PFAX code                                            X
_loading at boot) : ELAN side
-ELAN 4* PFAX interface drivers: PFAX side                                               X
-Drivers Bar-code reader, Latex reader                                                                X
-Applications: ELAN Side                                                                              X
-Applications user's interface drivers (LCD, Keyboard): PFAX side                        X
-New Large Printer driver: PFAX side                                                     X
-New Asynchronous X25 driver on uart (for external modem): PFAX                          X
side
   New Synchronous X2 5 driver on RTC line (via internal modem):                         X
PFAX side
-New Synchronous X25 driver on UART                                                      X
-New Customer Display driver: PFAX side                                                  X
-New Customer Display user's interface application: ELAN side                                         X
-Existing PFAX drivers (Small Printer, LCD, Keyboard, Smart Card,                        X
Modem): "Portage" to SCISCAN software base
PROTOTYPES:
-Hardware/Software integration                                                           X         support
-Prototypes fab., Debug & Qualif                                                         X
-Safety and Telecom. Agreement compliance tasks                                          X


Contrat SAGEM de fabrication de Terminaux SciScan    29/09/98               2/16

VERSION N(degree)2                                           PROJET CONFIDENTIEL

DEVELOPMENT KEY EVENTS AND DATES FOR LASER BAR CODE READER AND SMALL PRINTER VERSION

                                       EVENT                                                 DATE
-SAGEM<*SGI                                                                                     TO
-SAGEM: start of development of PFAX board and design of upper cabinet                          TO
-SGI: start of development of new MCPIII board                                                  TO
-SAGEM,:* SGI: agreement on Terminal detailed specifications (and                         TO + 0.5 month
particularly about hardware and software interfaces between MCPIII and
SCPFAX boards)
-SAGEM: delivery of 3 PFAX development boards                                              TO+ I m
-SGI: delivery of 3 MCPIII development boards                                              TO+ I in
-SGI: delivery of the sciscan tools                                                        TO+ I m
-SAGEM: delivery of 2 soft tooled upper cabinet                                            TO + 2 in
-SGI: delivery of 3 MCP III prototypes (with communication software with TO + 2.5 m
SCPFAX, and with definition files)
-SAGEM & SGI : start of Hardware/Software integration                                       TO + 3
-SAGEM: Delivery to SGI of 5 prototypes                                                     TO + 5 m
-SAGEM end of Hardware functions validation                                                 TO+5m
-SAGEM: delivery of 100 pre-production terminals                                            TO +7 m
-SAGEM Safety and Telecom. Agreement (France, Indiana, Israel)                              TO + 7m

On the whole, for mass-production, components deliveries from SGI should be realized

         - 3 months (hardware components)

         - or I month (software components) before terminals deliveries from SAGEM.

DEVELOPMENT KEY EVENTS AND DATES FOR CCD BAR CODE READER AND
WIDE PRINTER VERSION

It needs one more month

VERSION N(degree)2                                           PROJET CONFIDENTIEL

ANNEXE 2: COMMANDE INITIALE

1. Quantite de Terminaux SciScan commandes

La Commande Initiale est de 15 000 Terminaux SciScan.

2. Planning de livraison des Terminaux SciScan

  TO etant la date d'acception de la commande par SAGEM

  Etapes:

     3 cartes de developpement PFAX avec interface ECP                                 TO + 1 mois
     pour permettre a SGI de valider le protocole PFAX
     d'echange entre la carte ELAN et la carte PFAX
     5 prototypes                                                                      TO + 5 mois'
   - lot de 100 terminaux (pre-production)                                             TO + 6 mois
   - Jot de 250 terminaux                                                              TO + 8,5 mois
   - lot de 750 terminaux                                                              TO + 10 mois

   - les quantites des lots suivants pourront etre ajustes d'un commun accord en fonction des besoin du Client final (entre 1000 et 25 00 terminaux par mois, aout exclus)

3. Prix des Terminaux SciScan pour la Commande Initiale

Le prix du Terminal SciScan est defini a l'annexe 3.

4. Modalites de paiement

Les factures seront regles conformement a l'article 5.2 du present contrat

La domiciliation du paiement sera indique les factures

VERSION N(degree)2                                           PROJET CONFIDENTIEL

ANNEXE 3: PRIX H.T. DES TERMINAUX SCISCAN

1. Prix EXW des Terminaux SciScan pendant le cycle de production.

    1. 1. Terminaux de la commande initiale 15 000 (unites)

- Terminal avec modem 14,4 Kb/s, sans lecteur de code barre et sans decodeur associe (ces modules etant fournis par SGI)

                                Prix unitaire FrF HT 3354
- Terminal avec modem 14,4 Kb/s, avec lecteur de code barre CCD SAGEM et decodeur associe

                                Prix unitaire FrF HT 3588
-        Options:

            lecteur de carte a puce                          Prix unitaire FrF HT             114
            petit ecran joueur                               Prix unitaire FrF HT             192
            port X25 synchrone                               Prix unitaire FrF HT              46

1.2. Terminaux apres la commande initiale avec CCD SAGEM

Quantites                  1000         5000        10000
                             a            a          et
                           4999         9999        plus

SciScan 1000-3*     avec modem 14,4 Kb/s          Prix unitaire FrF HT      3396          3204       3138
SciScan 2000-3      avec modem 14,4 Kb/s          Prix unitaire FrF HT      3882          3666       3588
SciScan 3000-3      avec modem 14,4 Kb/s          Prix unitaire FrF HT      4530          4296       4188
                    et imprimante large

Options:            lecteur de carte a puce       Prix unitaire FrF HT       126           120        114
                    petit ecran joueur            Prix unitaire FrF HT       204           198        192
                    port X25 synchrone            Prix unitaire FrF HT        49            47         46

* Le SciScan 1000-3 n'a ni imprimante ni LCD, ni clavier.

2. Prix EXW des Terminaux SciScan hors cycle de production.

En cas d'arret de production par manque de commande, le prix des 500 premiers terminaux commandes sera majore de 4%

Le prix figurant ci-dessus en periode de production est applicable a la Commande Initiale.

VERSION N(degree)2                                           PROJET CONFIDENTIEL

                 ANNEXE 4: TARIF H.T. DES PIECES DE RECHANGE ET
                     DES PRESTATIONS DE SERVICE APRES VENTE

1) Pendant les periodes de fabrication en serie des appareils de ce type

                                                        Prix du module              Prix de l'echange standard
                                                             FrEHT                             FrF.HT
- carte ELAN                                                  2000                                800
- carte PFAX sans X 25 synchrone                               750                                300
- carte PFAX avec X 25 synchrone                               813                                325
- module lecteur laser                              fourni par SGI                     fourni par SGI
- module lecteur CCD SAGEM                                     338                                135
- module detection latex                                       150                      non reparable
- imprimante                                                   300                      non reparable
- ecran LCD du terminal                                        200                      non reparable
- alimentation                                                 250                      non reparable
- capot superieur equipe du clavier                            150                      non reparable
- lecteur de carte a puce                                      150                      non reparable
- ecran LCD joueur                                             267                      non reparable

2) Apres les periodes de fabrication en serie des appareils de ce type

                                                         Prix du module           Prix de l'echange standard
                                                              FrEHT                          FrEHT
- carte ELAN                                                   2900                              1160
- carte PFAX sans X 25 synchrone                               1088                               435
- carte PFAX avec X 25 synchrone                               1178                               471
- module lecteur laser                               fourni par SGI                    fourni par SGI
- module lecteur CCD SAGEM                                      489                               196
- module detection latex                                        218                     non reparable
- imprimante                                                    435                     non reparable
- ecran LCD du terminal                                         290                     non reparable
- alimentation                                                  363                     non reparable
- capot superieur equipe du clavier                             218                     non reparable
- lecteur de carte a puce                                       218                     non reparable
- ecran LCD joueur                                              387                     non reparable

VERSION N(degree)2                                           PROJET CONFIDENTIEL

En fonction du montant de la commande de pieces de rechange, les reductions suivantes sont appliquees :

Montant de la commande                                      reduction
0,25 MF a      0,50 MF                                           5 %
0,50 MF a      1,00 MF                                          10 %
1,00 MF a      2,50 MF                                          15 %
2,50 MF a      5,00 MF                                          20 %
5,00 MF et     plus                                           22,5 %

Ces reductions ne sont pas applicables au prix de l'echange standard.

Les prix ci-dessus sont EXW.

VERSION N(degree) 2                                          PROJET CONFIDENTIEL

ANNEXE 5: NIVEAUX DE QUALITE ACCEPTABLE DES TERMINAUX SCISCAN
                   POUR LA RECEPTION DES TERMINAUX SCISCAN

On doit d'abord considerer que les defauts seront repartis en 2 classes:

Defaut majeur:

Defaut d'assemblage qui genere une panne de materiel a court terme ou defaut fonctionnel.

Defaut mineur:

Defaut d'aspect ou defaut d'assemblage sans incidence sur le fonctionnement du materiel.

La quantite mensuelle prevue etant de 1000 a 25 00 Terminaux, on considere qu'il y aura 1 recette chaque semaine.

Nous proposons les NQA suivants:

- 1% pour les defauts majeurs - 4% pour les defauts mineurs.

Toutefois, ces NQA, suivant la norme NFX 06 022 (niveau 11), conduisent a accepter des lots dont les prelevements presentent des defauts:

Par exemple, sur un prelevement de 50 materiels:

- NQA 1%: defauts majeurs: lot Accepte a 1 defaut et Refuse a 2 defauts

- NQA 4%: defauts mineurs : lot Accepte a 5 defauts et Refuse a 6 defauts.

La liste des defauts majeurs et des defauts mineurs sera elaboree d'un commun accord entre SGI et SAGEM.

Aucun defaut critique (defaut qui met en cause la securite de l'utilisateur) n'est accepte.

VERSION N(degree)2                                           PROJET CONFIDENTIEL

ANNEXE 6 : MAINTENANCE ATELIER DES TERMINAUX SCISCAN

1. Organisation des relations entre SGI et SAGEM pour la maintenance des Terminaux SciScan

Avant toute expedition de materiel, SGI remplit les zones suivantes du formulaire ARM joint:

  date, expedition (adresse), no de fax, no de tel., designation;
  reference du terminal ou de la piece la piece (code SAGEM), no de serie de l'appareil concerne (provenance de la piece) ou "date-code" exp: 18/90, cette information, relevee sur la piece reparable, indique la semaine et annee de fabrication,
- garantie: indiquer HG (Hors Garantie) ou SG (Sous Garantie)

SGI transmet par Fax le document ARM remplit au service reparations SAGEM concerne

SAGEM retourne PARM a SGI apres attribution d'un no d'ordre, date, nom du gestionnaire et coordonnees pour l'envoi des pieces ou des terminaux a reparer.

SGI expedie les pieces a reparer au Centre de Distribution / Reparation SAGEM concerne, enjoignant au colis une copie de PARM.

SAGEM se refere au no d'ARM pour le suivi et la gestion de l'envoi. Ce numero est a rappeler pour toute demande de renseignements et dans toute correspondance.

N.B.: IRREPARABILITE

Les elements retournes pour reparation/echange-standard, pourront etre reconnus irreparables par SAGEM et, de ce fait, retournes a SGI en l'etat, dans les cas suivants

- dommage cause par un usage contraire aux conditions normales d'utilisation,
- reception de sous-ensembles incomplets (manque de composants), d'elements mecaniques, etc ... ),
- modification de l'etat original du materiel,
- tentative de reparation ayant degrade le sous-ensemble.

SAGEM en avisera le responsable du service technique de SGI.

VERSION N(degree)2                                           PROJET CONFIDENTIEL

2. Maintenance des Terminaux SciScan

Au titre de la maintenance des Terminaux SciScan, SAGEM s'engage a fournir a SGI les equipements pour rechange, ainsi que les pieces detachees et les facilites de reparation.

a) Plages des demandes d'intervention
Jours ouvres de 8h30 a 16h3O

b) Delai de prise en compte des demandes d'intervention Jours ouvres de 8h30 a 16h3O

c) Delais d'intervention
Le delai d'intervention de SAGEM est defini comme le delai compris entre le jour ouvre de reception de l'element defectueux et la date d'envoi de l'element repare.

d) Description de la maintenance
Les modules ou elements defectueux, ou les materiels complets, sont retournes a SAGEM pour reparation.

Les frais de transport et d'assurance des modules ou elements defectueux vers l'usine sont a la charge de SGI, les frais de transport et d'assurance des modules repares etant a la charge de SAGEM.

En tout etat de cause et quelle que soit leur nature, SAGEM s'engage a mettre en oeuvre tous les moyens utiles et necessaires pour resoudre les problemes techniques rencontres par SGI. Cette obligation comprend, notamment, les solutions techniques appropriees, le personnel qualifie et competent, ainsi qu'une rapidite d'execution.

La maintenance consiste en la reparation ou l'echange de l'element defectueux, de maniere a ce que le materiel soit dans un etat de fonctionnement normal.

La piece echangee peut ne pas etre neuve, mais elle doit etre apte a l'usage auquel elle est destinee. La piece reprise devient la propriete de SAGEM.

Les frais de remplacement, de main oeuvre, d'expedition a SGI sont a la charge de SAGEM.

SAGEM devra proceder a la reparation des elements defectueux dans les 10 jours ouvres.

Tout retard de SAGEM dans la remise en etat de marche du materiel donne a SGI la faculte d'appliquer a SAGEM les penalites prevues a l'article

VERSION N(degree) 2                                          PROJET CONFIDENTIEL

Sont exclus de la maintenance:

         - Les pannes ou dysfonctionnements dus a la mauvaise utilisation des materiels ou au non respect des consignes d'utilisation et d'installation.
         - Les pannes ou dysfonctionnements dus a une cause exterieure aux materiels (choc, bris, accident, humidite, degats des eaux et de liquides divers, foudre, court-circuit, defaut d'alimentation ou d'energie, acte de vandalisme, vol ou tentative de vol, ligne defectueuse, ... ).
         - L'usure normale des materiels ainsi que l'usure des accessoires.
         - Les pannes ou dysfonctionnements causes par des modifications ou des ajouts effectues sans l'accord ecrit de SAGEM sur les materiels.
         - Les dommages dus au defaut d'entretien courant, tel que decrit dans le livret d'utilisation, au defaut de surveillance ou de soins.
         - Les dommages resultant de reparations ou d'entretien effectues par des personnes non agrees par SAGEM.
         - Les pannes ou dommages causes par l'utilisation de consommables autres que ceux recommandes par SAGEM
         - Les deteriorations consecutives ou dues a une insuffisance d'emballage et/ou a un mauvais conditionnement du materiel reexpedie a SAGEM.
         - Le defaut de transmission (reseau de telecommunication) et notamment la mauvaise couverture de sites geographiques par les emetteurs radioelectriques, les interferences, les brouillages lies aux conditions atmospheriques, la defaillance ou la mauvaise qualite des lignes telephoniques, ...
         - Les defectuosites dues aux mauvaises conditions d'environnement du materiel.

Dans le cas ou la demande d'intervention adressee par SGI n'est pas imputable a une fourniture livree par SAGEM (materiels, Logiciels, etc.), cette derniere sera en doit de facturer le temps passe au prix en vigueur a la date de son intervention, frais de deplacement en sus.

3. Prix de la maintenance en usine des terminaux SciScan

Sous reserve d'une utilisation des terminaux conforme au profil de mission, SAGEM assurera la reparation en usine des terminaux defectueux dans les conditions suivantes:

a) pendant les 3 annees suivant la periode de garantie
                                        Prix par terminal et par an FrF H.T.490

b) pendant les 3 annees suivantes

Prix par terminal et par an FrF H.T.700

Ces prix sont valables si la maintenance de l'ensemble des terminaux est confiee a SAGEM

Ces prix n'incluent pas:

  les couts engendres par la recherche de pannes sur des terminaux recus et trouves en etat de fonctionnement.
  le remplacement des pieces d'aspect abimees Ces couts seront factures en plus.

VERSION N(degree)2                                           PROJET CONFIDENTIEL

                                                                           SAGEM

SAGEM sA

   Autorisation de Retour                                    N(degree):
          de Materiel                                        Date:

                                                             No Site: Date:

  DESTINATAIRE ARM                   ADRESSE D'EXPEDITION POUR LES PIECES
                                     (Joindre I'ARM numerote a votre expedition)

 SAGEM sA Departement Telecopie n       SAGEM sA                              SAGEM SA
            et Telephonie sans fil      Service client                        SAV TELEPHONIE SANS FI
                                        Z.I. de la Guenaudiere                Z.I DE QUEVERT B.P 130
 Service Gestion des Reparations        2, rue de la Lande du Bas
 4, rue du petit ALBI                   35300 FOUGERES                        22103 DINAN CEDEX
 B. P. 8448
 95807 CERGY PONTOISE CEDEX             SAGEM SA                              SAGEM SA
 FRANCE                                 Service Distribution et Reparation    SAV Monetique
                                        Boulevard Lenine - B.P. 428           278, Chaussee Femand Eor
 Fax: 01 40 70 84 73                    76805 ST ETIENNE DU ROUVRAY           59203 TOURCOING        z

 EXPEDITEUR:

      Date d'arrivee                                                            Date de reexpedition
    Service Reparation         Fax:                                             Service Reparation
 1 Date:
 N* DP:                        Tel:

                               LISTE DES MATERIELS RETOURNES

                                                             N* SERIE        GARANTIE
             DESIGNATION                  CODESAGEM             ou         S.G.     H.G.        OBS.
                                                            DATE CODE             P.U. HT_ (Inventaire)
                                                            TOTAL HT
<<Bon pour acceptation du devis>>       Date:                 Votre No de commande:
(A retourner signe par fax              Nom:                             Signature:
en cas d'accord ou de refus)

VERSION N(degree)2                                           PROJET CONFIDENTIEL

ANNEXE 7: REPRESENTANTS DES PARTIES ET MEMBRES
                                       DU COMITE DE SUIVI

Pour SAGEM:
coordinateur principal           Jean-Yves VALET
coordinateur adjoint:            Jean-Francois LALLEMANT

Pour SGI:
coordinateur principal           Tyler M. RYAN
coordinateur adjoint:            Christian RADAKOVITS

VERSION N(degree) 2                                          PROJET CONFIDENTIEL

ANNEXE 8: ENGAGEMENTS DE PERFORMANCE

1. Definition du profil de mission du terminal

Environnement normal Sous tension 241-L/24 nombre de tickets lus par an par an en moyenne: 16 700 Imprimante: 2 km de papier par an
                 2 millions d'impulsions elementaires d'ecriture

La maintenance preventive, par l'operateur, du module lecture de ticket est effectue suivant les recommandations de SGI

2. Fiabilite du terminal

Dans le cadre de profil de mission defini ci dessus la fiabilite du terminal sera, apres la periode de deploiement sur le terrain, meilleure que:

0,8 panne par an et par appareil pendant les 4 annees suivant la livraison du terminal 1 panne par an et par appareil pendant les 3 annees suivantes ces chiffres sont bases sur le fait que la partie detection latex represente moins de 10% des pannes.

VERSION N(degree)2                                           PROJET CONFIDENTIEL

ANNEXE 9: LISTE DES OUTILLAGES FOURNIS PAR SGI

Outillages de fabrication

Tous les moules pour pieces en plastique existantes dans le terminal SCISCAN 2000 et utilisees pour Fortuna

Tous les outillages de tolerie pour pieces en tole existantes dans le terminal SCISCAN 2000 et utilisees pour Fortuna

Les schemas, les fichiers de fabrication et controle de la carte MCPIII, de la carte LATEX, ~ des cordons

Les nomenclatures autres qu'electroniques du terminal SCISCAN 2000: pieces mecaniques!

Les dossiers de procedures d'integration du terminal

La liste des fournisseurs actuels de pieces et modules Fortuna

Outillages de recette

Le logiciel de recette pour PC, appele
"Manufacturing Quality Assurance Software"

Les specifications d'utilisation.